LOAN AGREEMENT

BORROWER:	VANGUARD SYNFUELS, L.L.C.	DATE: JANUARY 12, 2006
	P. O. Box 399	
	Pollock, LA 71467	TOTAL AMOUNT OF LOAN:
LENDER:	First South Farm Credit, ACA	$1,500,000 Term Loan Note 01
	P. O. Box 13018	$2,000,000 Revolving Line of Credit Note 02
	Alexandria, LA 71315	$

This Loan Agreement is entered into between Borrower and Lender in compliance with the regulations of the Farm Credit Administration applicable to Lender. Lender extends credit to Borrower up to the Total Amount of Loan on the terms and conditions set forth in this Loan Agreement and in accordance with the general lending policies of the Board of Directors of Lender.

I. TOTAL AMOUNT OF LOAN

Borrower has requested a loan from Lender as specified above (the "Loan") and, subject to the terms and conditions contained herein, Lender has approved an extension of credit to Borrower up to the maximum listed above. Borrower agrees to pay to Lender, in addition to the amounts specified in the Loan Documents hereinafter defined, all costs and expenses of Lender incurred in connection with the making of the Loan. The costs and expenses to be paid by Borrower include all attorneys' fees and other legal fees (including the cost of paralegals) in connection with the credit review, closing, documentation and subsequent servicing and enforcement of the Loan, all recording fees, survey (if required), examinations of title, title insurance (if required), legal advice to Lender regarding Lender's rights and responsibilities under any of the Loan Documents, and all costs, fees and expenses related to the protection, maintenance and preservation of any collateral or lien position and the enforcement of the Borrower's obligations. Borrower further agrees to pay at closing the loan service fee to be specified by Lender.

II. LOAN DOCUMENTATION

Borrower agrees to execute a promissory note, setting forth the repayment terms, interest, prepayment and other provisions, all documents necessary to secure the loan, if secured, including a deed of trust, security agreement, financing statement and other collateral documents sufficient to create and perfect in favor of Lender the lien purported to be created by the Loan Documents and any other documents Lender may reasonably require, in a form satisfactory to Lender. All instruments and documents, including the Loan/Membership Application, signed or to be signed by Borrower and by any guarantor which are related to the Loan are referred to as the "Loan Documents." No loan or advance shall be made when the aggregate of loans and commitments outstanding and attributed to Borrower exceeds the lending limit then applicable to Lender for any one borrower. Borrower agrees to execute all Loan Documents as completed by Lender in order to obtain the Loan; however, Borrower reserves the right to reject any Loan Document and to terminate its obligations prior to the earlier of disbursement of any Loan funds or closing. In the event Borrower elects to terminate its obligations and not close in accordance with this Loan Agreement, for any reason, Borrower nevertheless shall remain liable for fees and expenses incurred by Lender which are reimbursable by Borrower under paragraph I above. No funds shall be disbursed to Borrower until all Loan Documents are signed and, with regard to those documents which shall be filed for record, until such documents are filed for record; Lender has reasonable assurance that its lien position is as represented, and Borrower is in strict compliance with the terms and conditions of this Loan Agreement and the Loan Documents. If all Loan Documents are not fully executed by all parties within fourteen (14) days from date, this Loan Agreement will terminate.

COPY

III. REPRESENTATIONS AND COVENANTS

At the time of execution of this Loan Agreement, and continuing for so long as any indebtedness of Borrower to Lender is outstanding, Borrower covenants, warrants and represents that:

A. The execution, delivery and performance by Borrower of this Loan Agreement, the Loan Documents and the borrowings evidenced by the Note, are within Borrower's power and Borrower has been authorized by all necessary parties and has taken all requisite action for due authorization, execution, delivery and performance. The Loan Documents are fully enforceable against Borrower in accordance with their respective terms.

B. Borrower is either an individual or a valid legal entity with legal capacity to execute, deliver and perform this Loan Agreement, the Loan Documents and the borrowings evidenced by the Note. Borrower will maintain its legal existence, in good standing, until the loan is paid in full.

C. Borrower has received all requisite governmental authority that is necessary or required with respect to this Loan Agreement, the granting of liens on the collateral as specified in the Loan Documents and the operation of the business or businesses of Borrower and Borrower's agricultural enterprise.

D. Borrower is in full compliance with all environmental laws and regulations. Borrower agrees not to use any loan proceeds for a purpose that will contribute to erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 CFR Part 1940, Subpart G, Exhibit M, and will further comply in all respects with all applicable laws (whether statutory, common or otherwise), rules, regulations, orders, permits, licenses, ordinances, judgments and decrees of all governmental authorities (whether federal, state, local or otherwise), including, without limitation, all laws regarding public health or welfare, environmental protection, water and air pollution, composition of product, underground storage tanks, toxic substances, hazardous wastes, hazardous substances, hazardous materials, waste or used oil, asbestos, occupational health and safety, nuisances and trespass. Borrower indemnifies and agrees to hold Lender harmless from and against any claim, loss, cause of action or other expense (including attorneys' and paralegals' fees and other cost of defense) in any manner related to or arising from a breach of any portion of this Loan Agreement by Borrower, including the covenants and representations contained herein.

E. Borrower certifies that Borrower has relied on its own knowledge and expertise as to all farming and other business operation decisions and has not relied on any advice or recommendation of Lender or any of its employees.

F. Borrower may not assign this Loan Agreement or transfer any of its rights hereunder. Borrower acknowledges that any attempted transfer or assignment will be void and that no third party may rely on this Loan Agreement for any purpose. Lender may, however, subject to regulations applicable to Lender, sell, assign or grant participations in this Loan.

G. Borrower is not in default under any document, instrument or commitment to which Borrower is a party or to which the Borrower or any of his property is subject. Further, Borrower is not in default under any loan with Lender.

H. There is no action, suit, proceeding, inquiry or investigation by or before any court, governmental agency, public board, or body pending or, to the knowledge of the Borrower, threatened against the Borrower or any principal, owner or partner of Borrower or guarantor of the Loan which (a) affects or seeks to prohibit, restrain or enjoin Borrower's ownership of any property, or the due execution, delivery or performance of the Loan Documents, or the operation of any farming or agribusiness activity of the Borrower; (b) affects or questions the validity or enforceability of this Loan Agreement or any of the Loan Documents; or (c) affects or questions the power or authority of the Borrower or any guarantor to perform its obligations under this Loan Agreement and the Loan Documents.

I. All representations, certificates, financial statements, documents, instruments and other matters submitted to the Lender are accurate and correct as of the date reflected therein and shall continue to be accurate and correct without material adverse change, alteration or circumstance during the term of this Loan.

The representations, warranties and covenants contained in this article shall survive the termination and payment of the Loan.

IV. EVENTS OF DEFAULT

The following shall constitute "Events of Default":

A. Borrower or any guarantor, as applicable, shall fail to comply with any of the representations, covenants, duties or obligations of Borrower or guarantor, as the case may be, in this Loan Agreement or in any of the Loan Documents.

B. If at any time any representation or warranty made by the Borrower herein or in any other document given by Borrower to Lender or otherwise relied upon by Lender shall be or become materially incorrect.

C. If Borrower shall fail to execute or provide any of the Loan Documents or maintain the lien status purported to be created by the Loan Documents.

D. If Borrower shall fail to provide any of the required documentation, certificates or evidence required by this Loan Agreement in a form substantially in accordance with the requirements of this Loan Agreement.

E. If any Borrower or guarantor of Borrower shall (a) die; (b) apply for or consent to the appointment of a receiver, trustee or liquidator; (c) admit in writing its inability to pay or is unable to pay its debts as they mature or otherwise not pay its debts as such debts are due; (d) make a general assignment for the benefit of creditors; (e) be adjudicated a bankrupt; (f) file a petition or answer seeking reorganization or an arrangement with creditors; (g) take advantage of any insolvency law; or (h) take any action for the purpose of effecting any of the foregoing.

F. If any order, judgment or decree shall be entered against Borrower or any guarantor without the application, approval or consent of Borrower and/or any guarantor of Borrower by any court of competent jurisdiction appointing a receiver, trustee or liquidator of the Borrower and/or any guarantor of Borrower or of all or any substantial part of the assets of Borrower and/or any guarantor of Borrower, and such order, judgment or decree shall continue unstayed and in effect for a period of thirty (30) consecutive days.

G. If Borrower fails to comply with any requirement of any governmental authority within thirty (30) days after notice in writing of such requirement shall have been given to Borrower.

H. If any Borrower or any guarantor of Borrower's obligations hereunder defaults in timely and fully performing any obligations imposed under this Loan Agreement or any of the Loan Documents.

I. If a default or event of default should occur under any loan between Borrower and Lender. This cross-default provision shall not affect an ownership interest in residential real property occupied by any Borrower as a principal dwelling and any deed of trust or mortgage secured by such residential real property shall stand on its own terms.

If any Event of Default occurs hereunder, a default or event of default shall be deemed to have occurred under the Loan Document. No further disbursement of the proceeds of the Loan will be made and Lender may exercise all rights and remedies set forth in this Loan Agreement and in the Loan Documents.

V. SPECIAL CONDITIONS

In the event of any conflict between the terms of this Loan Agreement and any of the other Loan Documents, the terms of such other Loan Documents shall control. Borrower and Lender agree that this Loan Agreement shall be governed by the laws of the jurisdiction listed in the address of Lender as shown on the first page of this Loan Agreement. The Loan is further subject to the following terms, covenants and special conditions. If there are no special conditions, the word "None" should be typed in the blank space below.

Conditions Precedent: Standard and customary conditions precedent for a commercial loan of this type and amount shall be contained in the Loan Agreement. In addition, the following shall be conditions precedent to any obligation of Lender to make the Loan to Borrower:

1. Lender shall have a first priority perfected lien and security interest in all Collateral at the time of Closing. Six individuals will be personally liable for the proposed debt, on an equal basis, on 110% of the total debt.
2. Execution and delivery of all Loan Documents, and the same shall be in full force and effect.
3. Borrower shall have obtained and furnished to Lender environmental audit(s) covering all Collateral, the results of which shall be satisfactory to Lender in its sole discretion. Lender shall also have received, to its satisfaction, evidence of Borrower's compliance with all applicable environmental laws, regulations, policies, orders, and permitting and licensing requirements to which Borrower, its operations and the Collateral may be subject. Borrower shall provide Lender an Environmental Hazards Assessment (Form ENV-1) covering the Real Property.
4. Lender shall be provided mortgagee title insurance covering the Real Property in the amount of the Loan containing no exceptions from coverage except those which are acceptable to Lender and issued by a title insurance company acceptable to Lender.
5. Lender shall be provided such information and documentation relating to the Real Property and its acquisition as Lender, in its discretion, may require.
6. Lender shall receive an opinion of legal counsel for Borrower certifying the good standing of Borrower and its authority and capacity to enter into the transaction contemplated herein, and such other matters as Lender may require, all in form and content satisfactory to Lender.
7. A FEMA Standard Flood Hazard Determination is to be completed. If real estate is determined to be in a flood zone, Borrower will provide evidence of flood insurance.

The loan agreement governing the relationship will contain, but not be limited to, the following major covenants:

- Existing and future notes to the members will be subordinate to First South's debt, with no payments allowed on these notes without the prior written consent of First South;
- The interest paid on the notes to the members will not be greater than the [illegible] of interest paid by the company on the First South debt;
- Obtain written consent prior to pledging assets to or borrowing m[illegible]er lender;
- Provide evidence of insurance, with First South named as [illegible]ayee [illegible] the appropriate policies.
- Typical terms and conditions for transactions of this nature.
- Advances on the proposed revolving line of credit will not exce[illegible]00,000 from the closing date through February 28, 2006, with additional advances to be at the [illegible]scretion of First South.
- Advances shall at all times be the lesser of the commitment or the borrowing base, as reported monthly. The value will be at the lower of cost or market. The borrowing base shall be calculated as the sum of:

• Accounts Receivable – Current or < 30 days old	X	75%
• Accounts Receivable - 30-60 days old	X	50%
• Accounts Receivable - > 60 days old	X	0%
• Raw Materials Inventory	X	75%
• Bio-Diesel Inventory	X	80%
• Glycerin Inventory	X	70%
• Less All Accounts Payable	X	100%
• Less Overdrafts	X	100%
• Less Demand Patrons Notes/Deposits	X	100%

Reporting Requirements: So long as Borrower is indebted to Lender, Borrower shall submit to the lender the following:

1. Annually, within one hundred twenty (120) days following the end of Borrower's and Guarantors' fiscal year, a balance sheet, income statement, statement of changes in capital position, statement of cash flows, and accompanying notes, prepared in accordance with generally accepted accounting principles, accompanied by an audit opinion acceptable to Lender.
2. Quarterly, within 45 days of the end of each monthly period, an interim balance sheet and income statement of Borrower.
3. Monthly, within 45 days of the end of each monthly period, a borrowing base report.

Financial Covenants: The loan agreement governing the relationship will contain, but not be limited to, the following financial covenants:

- Achieve by FYE 12/31/06 and maintain thereafter a minimum working capital position of $750,000;
- Obtain written consent prior to pledging assets to or borrowing money from another lender;
- Achieve by FYE 12/31/06 and maintain thereafter an excess of total assets over total liabilities of not less than $1,500,000;
- Maintain the Cash Flow Coverage Ratio (defined as the ratio of net profit after taxes plus depreciation minus capital expenditures minus salary distributions to key employees minus distributions to stockholders on their equity investment to the current portion of long-term debt) to be no less than 1.25 to 1.00, to be measured at each fiscal year end

Witness the signature of Borrower(s) and Lender:

VANGUARD SYNFUELS, L.L.C.

BY: ______________________
Darrell J. Dubroc, CEO/Manager

BY: ______________________
Tim A. Collins, CFO/Manager

FIRST SOUTH FARM CREDIT, ACA

BY: ______________________
Timothy C. Dupuy, Division Vice President

By: ______________________
Jimmy V. Carter, Individually

BY: ______________________
Darrell J. Dubroc, Individually

By: ______________________
Travis L. Taylor, Individually

BY: ______________________
Steven K. Templin, Individually

By: ______________________
A. Dean Tyler, Individually

BY: ______________________
William F. Wieger, Individually

Date: **December 22, 2005**

Attention: **VANGUARD SYNFUELS, L.L.C.**
P O BOX 399
737 ABE HALL RD
POLLOCK **LA 71467**

RE: Loan No: **092 055 601310-01**

Your application with **First South Farm Credit, ACA** ("Association") has been carefully considered, and subject to certain conditions shown hereafter, your loan in the amount of **$1,500,000.00** has been approved for the following purposes:

Misc Capt Improvements	**$**	**1,496,250.00**
	$	
	$	
	$	
	$	
Fees And Other Costs Financed	**$**	**3,750.00**
Total of Loan	**$**	**1,500,000.00**

CONDITIONS OF APPROVAL

1. The term of the loan will be **120** month(s).

2. Payments will be made according to the following schedule:

NUMBER	TYPE		AMOUNT	DESCRIPTION OF DUE DATE	
39	**Interest Only**	**installment(s) of $	**Accrued Interest**	due **Quarterly beginning**	**04/01/2006**
9	**Principal Only**	**installment(s) of $	**150,000.00**	due **Annually beginning**	**04/01/[illegible]**
		**installment(s) of $		due	
		**installment(s) of $		due	

And a final installment of the unpaid principal balance of the indebtedness and all accrued interest is due **December 01, 201[illegible]**.
All installments are successive unless otherwise noted and are payable on the same day of the month as the initial installment.

** Fixed Payment means the installment is a level amount. Fixed Principal means the installment amortizes principal only and interest is added. Principal Only means the installment amount includes principal only and interest installments are separate. Interest Only means the installment amount includes accrued interest only and principal installments are separate.

3. Variable Rate Program - interest will accrue on funds advanced from time to time at the rate of **1.250** percent (the "Margin Points") above the prime rate as further described in the note to be executed in connection with this loan (the"index"). This rate will be subject to monthly change based on any change in the Index.

4. At loan closing, you may be required to pay a fee in an amount determined by Association. You must either own or purchase stock or participation certificates in an amount equal to the lesser of: (1) **$5,000.00** total par value; or (2) **2.00** percent of the amount of the loan to the nearest five dollars. Retirement of such stock or participation certificates is subject to association bylaws and risk of capital impairment. Proceeds of the loan may be used to finance the purchase of the required stock or participation certificates.

5. This commitment is subject to your having fully disclosed any information adversely affecting your credit standing or the security of this loan.

6. Association reserves the right to withdraw this loan offer at any time in the event of unavailability of funds.

7. This commitment and any mutually agreed upon modifications thereto shall survive the closing contemplated hereunder, and each and every one of your obligations and undertakings set forth in this commitment shall not cease or terminate until the entire loan, together with interest and fees due thereon, any other amounts which accrue pursuant to this commitment, and/or loan documents executed in conjunction therewith, shall have been paid in full and until all your obligations and undertakings shall have been fully completed and discharged.

8. On or before closing, you shall be required to execute a promissory note and you may be required to execute a real estate mortgage/deed of trust/deed to secure debt and/or security agreement and financing statement, and any other reasonably required documentation necessary to close this transaction, all in form and content satisfactory to Association.

9. You represent and warrant that no environmental contamination is now, or shall hereafter be allowed to be, present on the property offered as security, or otherwise owned or operated by you, and that you and such property are in compliance with all applicable environmental and other Federal, state and local laws, ordinances, rules and regulations. This commitment is further subject to the requirement that you furnish Association with information in form and content satisfactory to Association to confirm that no environmental contamination is present on the property offered as security or otherwise owned or operated by you, that you promptly conduct and complete all investigations, studies, sampling and testing to confirm the foregoing, and in the event that any contamination is present and Association does not terminate this commitment by reason of the same, all remedial actions necessary to clean up and remove all hazardous materials (except those in compliance) from said property are promptly undertaken and completed, all in accordance with applicable Federal, state and local laws, ordinances, rules and regulations.

10. You represent and warrant that, to the best of your knowledge, there are no existing, threatened or pending actions, liens or proceedings affecting the property offered as security or otherwise owned or operated by you or any adjacent property which would adversely affect the said property.

11. All expenses in connection with any loan shall be paid by you, including but not limited to, fees for credit reports, fees for Association's appraisal or cost of independent appraisals, fees for environmental audits and remedial costs (if required by Association), survey expenses, title examination and closing expenses, attorneys' fees, title insurance premium, recording and filing fees, recording/documentary/intangible taxes, and all other customary expenses, all of which shall be paid at or before closing, to the extent ascertainable.

12. Special conditions of approval:

See Attachment

The following is pledged as collateral:

1. ALL EQUIPMENT
2. ALL REAL ESTATE OWNED WITH IMPROVEMENTS
3. ALL TIMBER
4. CONTINUING GUARANTEES

This commitment is subject to the following requirement. A borrower that is a "legal entity" shall submit evidence satisfactory to the Association of good standing in its state of incorporation or organization and qualification to do business in any applicable jurisdictions. Also, each such legal entity shall provide resolutions of its owners or governing board or other evidence satisfactory to Association of authority of the Borrower to borrow the proceeds of the loan and to execute and deliver the loan documents. "Legal entity" refers to any corporation, partnership, limited liability corporation, limited liability partnership, limited partnership, trust or other type of business entity.

INSURANCE: A policy or other evidence of insurance acceptable to Association, with Association indicated therein as loss payee or mortgagee, must be furnished on the property indicated below:

Type/Description	
PROPERTY/CASUALTY/CONTENTS	
Serial or Plat Number	Amount of Insurance Required
737 ABE HALL DR,POLLOCK,LA 71467	$3,500,000.00
Type/Description	
Serial or Plat Number	Amount of Insurance Required
Type/Description	
Serial or Plat Number	Amount of Insurance Required
Type/Description	
Serial or Plat Number	Amount of Insurance Required
Type/Description	
Serial or Plat Number	Amount of Insurance Required
Type/Description	
Serial or Plat Number	Amount of Insurance Required

Said policy must insure building against Fire, Lightning, Explosion, Riot, Civil Commotion, Aircraft, Vehicles, Windstorm, Hail, Smoke, Vandalism, Collapse. Said policy must provide coverage for vehicles and chattels against Upset/Collision, Comprehensive (Other Than Collision Full Coverage), Theft. Additional perils to be insured against are:

You shall insure the collateral for amounts equal to the replacement value of the collateral. Should you fail to insure the collateral as required herein, the Association may, but shall not be required to, insure the property in your name or the Association's name. You shall pay the charge for insurance within thirty days after written notice from the Association or the charge shall be added to the principal balance and be subject to the interest rate stated in the promissory note executed in connection with this loan. In such event, the Association shall have the option to either reschedule the loan described herein for the remaining term, thus increasing the payments to incorporate the amount of the insurance premium, plus interest on such charge, or require a lump sum payment at the end of the loan term. You agree that the amount of insurance purchased by the Association shall be limited to the outstanding loan balance at the time of loss. You authorize the Association to endorse any draft or check which may be payable to you in order to collect any refund or benefits due under the insurance policy and to apply any amounts as collected to your indebtedness.

In addition to other insurance coverages, if the property is located in a government mandated flood area where participation in a Federal Flood Insurance Program is required, upon receipt of notification from Association and within the time period established by Association, you will obtain and maintain flood insurance in such amount as Association requires on all buildings, improvements, fixtures and any mobile home(s), now existing or hereafter erected, placed or maintained on or in the land described in any mortgage/deed of trust/deed to secure debt, together with all other personal property securing any obligations owed to the Association and maintained on or in such buildings, improvements or mobile home(s), until the loans, future advances and all other indebtedness secured by such property are fully paid.

13. If real property is taken as collateral, Federal law may require that this loan be secured by a first lien on the property offered as security, or Association may determine that this loan be secured by a first lien in real property and Association will either require you to obtain a certification of title, acceptable in form and content to Association, from a licensed attorney selected by you from the Association's Approved Attorney's list, or a mortgagee title insurance policy. If other than a first lien is to be taken in real property, Association may, at its sole discretion, require a certification of title from a licensed attorney on its Approved List or mortgagee title insurance. Any attorney chosen by you cannot be related to you and cannot have a lien or any other interest in the collateral property. Any mortgagee title insurance policy, if required, must be in a form acceptable to Association. It must insure Association's interest and be issued by a company acceptable to Association. If a title insurance policy is required, it must insure at least the amount of Association's loan(s) to you. All applicable taxes and assessments related to the real property collateral that are due and payable at the time the loan is closed must be paid in full. If any noncontiguous tracts of land offered as security do not abut a public road, the mortgagee title insurance policy must affirmatively insure access. Any timber on the property securing the loan may not be cut or removed without consent of Association. If you should wish to lease or sell any timber, Association will furnish you with the form to be used in requesting the consent to the lease or sale thereof.

14. This commitment shall terminate (a) on **January 22, 2006**; or (b) at Association's election, by notice to you, if all the conditions of this commitment have not been satisfied according to their terms, time being of the essence, or if there has been any misrepresentation or any material error in anything submitted to Association regarding the loan; or (c) at Association's election, by notice to you, if there has been any material adverse change in your business operations, financial condition or other circumstances prior to loan closing.

First South Farm Credit, ACA

BY: ______________________________

Perry Moses
Loan Officer

DATE: December 22, 2005

This loan is not subject to the Federal Truth-In-Lending Act. This commitment is an offer to make you the loan, subject to the terms and conditions described herein. To accept this commitment (offer) and consummate this loan transaction, you must sign and date below. Upon signing, return promptly to Association office through which the loan is being processed.

PURSUANT TO THE FACT ACT OF 2003, WE MAY PROVIDE INFORMATION TO CREDIT BUREAUS ABOUT AN INSOLVENCY, DELINQUENCY, LATE PAYMENT, OR DEFAULT ON YOUR ACCOUNT TO INCLUDE IN YOUR CREDIT REPORT.

Accepted and agreed to by the undersigned this 12th day of JANUARY, 2006.

VANGUARD SYNFUELS, L.L.C.

By: ______________________________ (L.S.)
Darrell J. Dubroc, CEO/Manager

By: ______________________________ (L.S.)
Tim A. Collins, CFO/Manager

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

ATTACHMENT TO COMMITMENT LETTER DATED DECEMBER 22, 2005

1. Lender shall have a first priority perfected lien and security interest in all Collateral at the time of Closing. Six individuals will be personally liable for the proposed debt, on an equal basis, on 110% of the total debt.
2. Execution and delivery of all Loan Documents, and the same shall be in full force and effect.
3. Borrower shall have obtained and furnished to Lender environmental audit(s) covering all Collateral, the results of which shall be satisfactory to Lender in its sole discretion. Lender shall also have received, to its satisfaction, evidence of Borrower's compliance with all applicable environmental laws, regulations, policies, orders, and permitting and licensing requirements to which Borrower, its operations and the Collateral may be subject. Borrower shall provide Lender an Environmental Hazards Assessment (Form ENV-1) covering the Real Property.
4. Lender shall be provided mortgagee title insurance covering the Real Property in the amount of the Loan containing no exceptions from coverage except those which are acceptable to Lender and issued by a title insurance company acceptable to Lender.
5. Lender shall be provided such information and documentation relating to the Real Property and its acquisition as Lender, in its discretion, may require.
6. Lender shall receive an opinion of legal counsel for Borrower certifying the good standing of Borrower and its authority and capacity to enter into the transaction contemplated herein, and such other matters as Lender may require, all in form and content satisfactory to Lender.
7. A FEMA Standard Flood Hazard Determination is to be completed. If real estate is determined to be in a flood zone, Borrower will provide evidence of flood insurance.

The loan agreement governing the relationship will contain, but not be limited to, the following major covenants:

- Existing and future notes to the members will be subordinate to First South's debt, with no payments allowed on these notes without the prior written consent of First South;
- The interest paid on the notes to the members will not be greater than the rate of interest paid by the company on the First South debt;
- Obtain written consent prior to pledging assets to or borrowing money from another lender;
- Provide evidence of insurance, with First South named as mortgage/loss payee on the appropriate policies.
- Typical terms and conditions for transactions of this nature.
- Advances on the proposed revolving line of credit will not exceed $500,000 from the closing date through February 28, 2006, with additional advances to be at the discretion of First South.
- Advances shall at all times be the lesser of the commitment or the borrowing base, as reported monthly. The value will be at the lower of cost or market. The borrowing base shall be calculated as the sum of:

Accounts Receivable – Current or < 30 days old	X	75%
Accounts Receivable - 30-60 days old	X	50%
Accounts Receivable - > 60 days old	X	0%
Raw Materials Inventory	X	75%
Bio-Diesel Inventory	X	80%
Glycerin Inventory	X	70%
Less All Accounts Payable	X	100%
Less Overdrafts	X	100%
Less Demand Patrons Notes/Deposits	X	100%

Reporting Requirements: So long as Borrower is indebted to Lender, Borrower shall submit to the lender the following:

1. Annually, within one hundred twenty (120) days following the end of Borrower's and Guarantors' fiscal year, a balance sheet, income statement, statement of changes in capital position, statement of cash flows, and accompanying notes, prepared in accordance with generally accepted accounting principles, accompanied by an audit opinion acceptable to Lender.
2. Quarterly, within 45 days of the end of each monthly period, an interim balance sheet and income statement of Borrower.
3. Monthly, within 45 days of the end of each monthly period, a borrowing base report.

Financial Covenants: The loan agreement governing the relationship will contain, but not be limited to, the following financial covenants:

- Achieve by FYE 12/31/06 and maintain thereafter a minimum working capital position of $750,000;
- Obtain written consent prior to pledging assets to or borrowing money from another lender;
- Achieve by FYE 12/31/06 and maintain thereafter an excess of total assets over total liabilities of not less than $1,500,000;
- Maintain the Cash Flow Coverage Ratio (defined as the ratio of net profit after taxes plus depreciation minus capital expenditures minus salary distributions to key employees minus distributions to stockholders on their equity investment to the current portion of long-term debt) to be no less than 1.25 to 1.00, to be measured at each fiscal year end

Signed for Identification with Commitment Letter dated December 22, 2005

Vanguard Synfuels, L.L.C.

BY: ______________________

Darrell J. Dubroc, CEO/Manager

BY: ______________________

Tim A. Collins, CFO/Manager

LOAN ACTION REQUEST

REQUEST DATE December 12, 2005 LOAN ID 18153 LOAN NUMBER 092 055 601310-01

PRINCIPAL APPLICANT VANGUARD SYNFUELS, L.L.C.

LOAN REQUEST:

PURPOSE	AMOUNT
Misc Capt Improvements	$ 1,496,250.00
	$
	$
	$
	$
Fees and Cost Financed	$ 3,750.00
TOTAL LOAN	$ 1,500,000.00

ESTIMATED FEES/COSTS ASSOCIATED WITH THIS REQUEST:

Origination/Servicing Fee	$ 3,750.00
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$

COPY

TERM REQUESTED:

NUMBER OF MONTHS 120 FREQUENCY OF PAYMENTS Annual

FINANCIAL INFORMATION:

There have been no material changes since the most recent balance sheet I/we have submitted to the Association. The most recent income statement furnished the Association continues to closely approximate my/our current level of earnings.

IF YOU HAVE APPLIED FOR A LOAN TO BE SECURED BY A LIEN ON A ONE-TO-FOUR FAMILY RESIDENTIAL STRUCTURE YOU HAVE THE RIGHT TO REQUEST IN WRITING UNDER THE EQUAL CREDIT OPPORTUNITY ACT (ECOA) / REGULATION "B", A COPY OF THE APPRAISAL REPORT USED BY THE LENDER TO DETERMINE THE VALUE OF YOUR PROPERTY ONCE YOU HAVE PAID ANY APPLICABLE COST FOR SUCH APPRAISAL.

YOU WILL LOSE YOUR RIGHT TO REQUEST A COPY OF THE APPRAISAL REPORT ON YOUR PROPERTY IF YOU DO NOT MAKE A WRITTEN REQUEST WITHIN 90 DAYS OF EITHER BEING NOTIFIED BY THE LENDER THAT YOUR LOAN APPLICATION HAS BEEN DENIED OR THE WITHDRAWING OF YOUR APPLICATION FOR A LOAN. THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF THIS NOTICE.

VANGUARD SYNFUELS, L.L.C.
By: [signature]
Darrell J. Dubroc, CEO/Manager (L.S.)

By: [signature]
Tim A. Collins, CFO/Manager (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

CONFIRMATION REGARDING APPLICATION FOR INDIVIDUAL/JOINT CREDIT: (check only one)

- [ ] I am applying for individual credit in my own name and I am relying on my own income and assets.
- [ ] I am applying for individual credit and I am relying on my income or assets, as well as income and assets from other sources.
- [ ] We are applying for joint credit.
- [x] N/A - Credit to other than a natural person.

INFORMATION CONCERNING INSURANCE AVAILABILITY AND OPTIONALITY:

I (we) have been informed by the Lender of the availability of credit life and/or crop insurance. If required as a condition for this loan, it is understood purchase of such insurance through Lender is optional and can be obtained from any available source and I (we) will not be discriminated against as borrower(s) for doing so.

I (WE) REQUEST CREDIT LIFE INSURANCE: ___/___/___/___/___/___/___/___ (Initials)

I (WE) DECLINE CREDIT LIFE INSURANCE: [initials]/[initials]/___/___/___/___/___/___ (Initials)

If Credit Life Insurance is requested, upon issuance, such insurance may be renewed or transferred to loans and I (we) agree to pay the premium(s) in connection therewith. Lender may charge such premium(s) to my (our) loan account and/or pay future premium(s) from any funds held, unapplied funds and/or future payment fund accounts. All rights and interest in dividends or retroactive premium adjustments earned is hereby assigned to Lender. This authorization shall continue until requested in writing to be cancelled. It is understood no insurance shall be provided unless a separate application addressed to the insurer is initiated, approved, and a premium is therefore paid.

NONREVOLVING VARIABLE RATE NOTE

Date of Note: January 12, 2006

City of Execution: Alexandria , LA

Loan Number: 092 055 601310-01

Amount: $ 1,500,000.00

REPAYMENT SCHEDULE

NUMBER	TYPE		AMOUNT		DESCRIPTION OF DUE DATE	
39	Interest Only	**installment(s) of	Accrued Interest	due	Quarterly beginning	04/01/2006
9	Principal Only	**installment(s) of	150,000.00	due	Annually beginning	01/01/2007
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		
		**installment(s) of		due		

A final installment of the unpaid principal balance and all accrued interest is due December 01, 2015 . All installments are successive unless otherwise noted and are payable on the same day of the month as the initial-installment. Installment payments applied to amounts due will be in such manner as Association may determine in its sole discretion, except as otherwise provided herein.

** Fixed Principal means the installment amount amortizes principal only and accrued interest is due with each installment. Principal Only means the installment amount includes principal only and interest installments are separate. Interest Only means the installment amount includes accrued interest only and principal installments are separate.

FOR VALUE RECEIVED, THE UNDERSIGNED (WHETHER ONE OR MORE), IN SOLIDO, PROMISE(S) TO PAY, AND GUARANTEES PAYMENT, IN ACCORDANCE WITH THE REPAYMENT SCHEDULE(S) ABOVE STATED, TO THE ORDER OF First South Farm Credit, ACA (together with any holder hereof, "Association"), at its office in Alexandria, LA the principal sum of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00), or so much thereof as may be advanced or readvanced from time to time, with interest on the initial advance or any subsequent advance to accrue at:

PRIME RATE: the generally prevailing prime rate as published in The Wall Street Journal rounded to the nearest one-eighth (1/8) of one percentage point (0.125) ("Index") plus 1.250 percent ("Margin Points"), provided that the interest rate shall be subject to adjustment as set forth below on the first day of February, 2006, and on the first day of each month thereafter (each such date a "Change Date"), and upon adjustment the unpaid principal balance shall bear the adjusted rate of interest.

Interest on the initial advance shall accrue at a rate of interest calculated as set forth above with the Index being determined as published in The Wall Street Journal for the first business day prior to the date of advance. Interest on each subsequent advance shall accrue at a rate calculated by adding the Margin Points to the Index as utilized on the preceding Change Date. In the event a subsequent advance is made before the first Change Date, interest shall accrue at the rate applicable to the initial advance.

The adjusted interest rate on each Change Date shall be based on the Index for the 15th day of the next preceding month or if said 15th day is a Saturday, Sunday or legal holiday, for the next preceding business day before said 15th day. If the Index should no longer be published, Association, in the exercise of reasonable judgment, shall substitute another means of determining an annual rate of interest, which shall thereafter be the "Index" as that term is used herein. Association will give the undersigned notice of the substitution. Before each Change Date, Association will calculate the new interest rate to become effective on the Change Date by adding the Margin Points to the Index. The new interest rate will be effective until the next Change Date.

Association may, at its sole option, on the terms and subject to the conditions set forth herein make advances to the undersigned from time to time during the period from the date hereof to and including November 30, 2015 (the "Expiration Date"), provided that, over the term of this note, such advances shall not exceed, in the aggregate, the face amount hereof.

Each advance shall be upon a verbal, written or telecopied request from the undersigned to Association not later than 2:00 PM on the day on which the advance is to be made. Such request shall specify the date and amount of the requested advance. Association shall disburse each advance by crediting the same to the designated account of the undersigned or in such manner as Association and the undersigned may from time to time agree. Association may rely on any verbal request for an advance as fully as if such request were in writing.

COPY

The undersigned and every endorser and assumer of this note hereby expressly waive presentment, demand, protest and notice of dishonor, and consent to all renewals, refinances, extensions, modifications, reamortizations or other rearrangements of the indebtedness evidenced by this note, and releases of personal liability and of security granted by the owner or holder hereof.

At the option of Association, any default under the terms and conditions of this note or under any other written instrument executed by the undersigned and owned, held or serviced by Association shall constitute a default under this note and under any one or more of such notes or other written instruments. Upon default, Association, at its option, and without notice to the undersigned, may declare this note and all other indebtedness owed by the undersigned to Association to be immediately due and payable; may cease to make any further advances under this note; may proceed with collections; may foreclose upon or sell any or all of the security for this note, in such order as it may prefer; may apply the proceeds of such sale to any indebtedness secured thereby owed Association in any order which it may desire; and may exercise from time to time all rights and remedies available under applicable law, and under any other instrument relative to such indebtedness or security. Unless prohibited by law, any applicable prepayment premium shall be due and payable upon such acceleration.

If Association employs attorney(s) to collect the indebtedness evidenced by this note, or to enforce or preserve any rights provided for herein or relating to any security for this note, or suit is filed hereon, or proceedings are had in bankruptcy or any other court whatsoever with respect thereto, then, in addition to any principal, interest or other charges as provided for herein, Association shall also recover all costs and expenses, including attorneys' fees and legal expenses reasonably incurred in connection therewith, which attorneys' fees are fixed at 20% additional of the total amount due and payable hereunder, including such costs and fees incurred on appeal. Such amounts shall become part of the indebtedness evidenced hereby and shall be immediately payable on demand, and shall, to the extent permitted by law, bear interest from the date incurred until paid at the rate provided herein.

If there is any error or omission in this note or in any instrument securing it, the undersigned will promptly, upon request of Association, execute a new note or other documents as deemed necessary by Association to correct such error or omission and will promptly pay upon demand of Association all attorneys' fees, costs and expenses incurred in connection therewith. If the undersigned fails to pay, upon demand of Association, any sums due or incurred by Association for any of the purposes stated in this note, Association may advance the same, and all amounts so advanced shall become principal immediately due and payable hereunder.

The undersigned agrees to provide current financial statements, including a balance sheet and income statement in a form acceptable to the Association, as may be from time to time requested by Association while the indebtedness evidenced hereby or any other indebtedness from the undersigned to Association is outstanding.

Amounts prepaid will be applied first to any billed, but unpaid interest. Unless otherwise required by law, additional amounts may be applied to accrued interest, outstanding principal and/or such other amounts outstanding as the Association in its sole discretion may determine. Prepayments will be applied to installments in inverse order of maturity, except as otherwise provided in writing by Association.

If any installment of principal and/or interest (or portions thereof) is not paid when due and remains unpaid at the end of twenty-nine (29) calendar days, a late charge equal to the sum of One and 50/100 percent (1.5%) of the overdue installment shall be paid by the undersigned to Association, not to exceed a maximum of $250.00 .

Date of Note: January 12, 2006
Loan Number: 092 055 601310-01
Amount: $ 1,500,000.00

This note is the joint and several (in solido) obligation of all persons executing it, whether as a maker, endorser, surety or otherwise. Given under the hand and seal of each of the undersigned on the day and in the year above written.

NEGOTIABLE PAPER

VANGUARD SYNFUELS, L.L.C.
By: ______________________________ (L.S.)
Darrell J. Dubroc, CEO/Manager

By: ______________________________ (L.S.)
Tim A. Collins, CFO/Manager

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

COPY

ENDORSEMENTS:

____

____

____

The within note is hereby endorsed by the payee named in the body of said note to the same extent as if the name of the payee were hereinafter stated under the name of the following endorsee:
PAY TO THE ORDER OF AGFIRST FARM CREDIT BANK, COLUMBIA, SOUTH CAROLINA

INTEREST RATE DISCLOSURE STATEMENT

From CREDITOR:
First South Farm Credit, ACA

Address:
2308 S MacArthur Dr
Alexandria , LA 71315-

Effective Date: January 12, 2006

Loan No.: 092 055 601310-01

To BORROWER(S):
VANGUARD SYNFUELS, L.L.C.

The following disclosures are made pursuant to the requirements of Section 4.13(a) of the Farm Credit Act of 1971, as amended, 12 U.S.C. Section 2199. This loan is not subject to the Truth in Lending Act, 15 U.S.C. Section 1601 et seq.; the effective interest rate described herein should not be interpreted as the equivalent of the annual percentage rate under Truth in Lending standards.

STATED INTEREST RATE

The rate of interest currently applicable to an Advance under your loan (if variable rate advance; Index rate plus margin points equals stated rate):

8.500 %

EFFECTIVE INTEREST RATE

The current stated rate of interest adjusted to take into account the purchase of stock or participation certificates, if applicable, and any loan service or origination fee and retirement of stock:

8.561 %

STOCK RETIREMENT:
The effective interest rate set forth above includes projected periodic retirement of at-risk member stock for loans repaid in full during the applicable period. You should consult your Association's stock retirement policy and bylaws for specific details relative to when and how stock may be retired. Please note that the projected periodic retirement of at-risk stock will be dependent upon the Association's having fully met its minimum permanent capital adequacy requirements and any other conditions set by Association's Board of Directors. If the minimum capital adequacy requirements for Association or other conditions set by Association Board have not been met, stock cannot be retired. Further, note that the stock retirement policy of Association is subject to change at any time when deemed necessary in the sole discretion of Association's Board of Directors.

COPY

Prime Rate Option: The STATED RATE OF INTEREST will be indexed to the Prime Rate.

The interest rate stated above is subject to increase or decrease based on the index level at the time of an advance. The Prime Rate Index is published in The Wall Street Journal. The Stated Rate of Interest will be subject to decrease or increase on the first day of each month (the "Change Date") based upon any change which occurs in the chosen index on the 15th day of the next preceding month. Thus the rate will not be adjusted more frequently than monthly.

LOAN NUMBER: 092 055 601310-01
Date of Note: January 12, 2006

REPRESENTATIVE EXAMPLES: Examples of the effect that changes in the stock requirement or loan origination charges have on an effective interest rate are as follows:

Change in Stock: A loan with no origination charges, a stated rate of ten percent (10%) per annum, a two percent (2%) stock requirement, a 20-year term, and annual, fixed payments has an effective interest rate of 10.30%, assuming no patronage distribution and no stock redemption. If the stock requirement is increased to five percent (5%), the effective interest rate would increase to 10.76%.

Change in Loan Origination Charges: A fifty thousand dollar ($50,000.00) loan with a loan origination charge of $1,100.00, a stated rate of ten percent (10%) per annum, a two percent (2%) stock requirement, a 20-year term, and annual, fixed payments has an effective interest rate of 10.64%, assuming no patronage distribution and no stock redemption. If the loan origination charge is increased to $2,200.00, the effective rate would increase to 10.99%.

First South Farm Credit, ACA currently requires that eligible borrowers own Association stock or participation certificates in an amount equal to the lesser of Two and 00/100 percent (2.00 %) of the total loan or $ 5,000.00 .

Except with respect to protected stock under 12 U.S.C. Section 2162, capital stock and participation certificates are at-risk investments and are retired at the discretion of the Association's Board of Directors.

LOAN OPTIONS:

First South Farm Credit, ACA provides a variety of loan products with fixed and variable interest rate options. Generally, loans may be amortized over a short (up to 5 years), or an intermediate (5 to 10 years), or long term (more than 10 years) schedule.

If eligibility is established, loans are available for consumer or nonagricultural purposes.

Loan options, as well as interest rates, for which you may qualify depend upon various factors such as your financial position, value of collateral pledged, the amount, term and purpose of the loan, and your credit standing.

Specific information is available regarding the interest rate and terms of the loan options you have selected and qualified for when loan funds are disbursed to you.

This loan is subject to a differential rate program. Borrower's assignment to the rate group for this program is based upon an evaluation of a combination of factors including: type of loan, loan purpose, quality of the loan and costs of servicing the loan. If you have questions about the interest rate charged for your loan, you have the right upon request to a review of the loan to determine the basis for the interest rate that has been assigned and you are entitled to a written explanation of how credit status may be improved to receive a lower rate. 12 U.S.C. Section 2199.

BORROWER RIGHTS:

This loan is or may be subject to certain borrower rights under the Farm Credit Act of 1971, as amended. The following is a brief summary of such rights:

4.13(A) Access to Documents. At loan closing, borrower (or borrower's agent, if applicable) shall receive copies of loan documents signed by borrower. Upon request thereafter, borrower is entitled to: (1) copies of all documents signed or delivered by borrower; and (2) copies of creditor's charter and bylaws.

4.13(B) Notice of Action on Application. Creditor shall provide prompt written notice of action taken on loan and restructure applications, including notice of a right to review if the loan or restructure application is denied or if the loan request is reduced.

LOAN NUMBER: 092 055 601310-01
Date of Note: January 12, 2006

4.14(A-C) Credit Review Committee/Restructuring Distressed Loans. Borrower is entitled to the following: The right to a review by a Credit Review Committee of a denial of or a reduction in a loan request or a denial of a restructure request; the right to seek restructuring of a distressed loan; if principal indebtedness is forgiven as part of a restructure, and creditor writes off an equal dollar amount of stock obligation, borrower must retain at least one (1) share of stock to maintain voting rights. See Creditor's Distressed Loan Restructuring Policy for a complete explanation of these rights, which policy is available upon request.

4.14(D-E) Miscellaneous. Creditor may not require additional collateral if borrower has made all accrued payments. Creditor may not require a reduction in outstanding principal balance which exceeds regularly scheduled principal installment except in limited circumstances. If borrower pays all accrued payments, including penalties, creditor may not accelerate the loan based solely on borrower's untimely payments. If creditor places borrower's loan in nonaccrual status and this results in an adverse action to borrower, creditor shall notify borrower of the change in his/her loan status, which action may be subject to review. Creditor may not require a borrower who has pledged agricultural property to waive any state mediation rights.

4.36 Right of First Refusal. If the borrower was the owner of agricultural real property prior to the creditor's acquisition, the borrower shall have a right of first refusal to purchase the property or lease it for a price or rental rate equal to its appraised fair market value or appraised fair rental value, as appropriate, when creditor first decides to sell or lease the property by contract. If the property is first to be offered at public auction, the previous owner shall have the right to timely notice of the sale, plus special conditions of the sale and the right to bid and/or match the high bid at such sale.

Your loan documents contain specific information regarding the terms and conditions of your loan. If you have any questions concerning the foregoing information, please contact your loan officer.

The undersigned hereby acknowledge(s) receipt of a copy of this statement.

VANGUARD SYNFUELS, L.L.C.
By: [signature]
Darrell J. Dubroc, CEO/Manager

[signature] (L.S.)
Tim A. Collins, CFO/Manager

COPY

Date: **December 22, 2005**

Attention: **VANGUARD SYNFUELS, L.L.C.**
P O BOX 399
737 ABE HALL RD
POLLOCK **LA 71467**

RE: Loan No: **092 055 601310-02**

Your application with **First South Farm Credit, ACA** ("Association") has been carefully considered, and subject to certain conditions shown hereafter, your loan in the amount of **$2,000,000.00** has been approved for the following purposes:

Operating Exp	$	**1,990,000.00**
	$	
	$	
	$	
	$	
Fees And Other Costs Financed	$	**10,000.00**
Total of Loan	$	**2,000,000.00**

CONDITIONS OF APPROVAL

1. The term of the loan will be **18** month(s).

2. Payments will be made according to the following schedule:

NUMBER	TYPE		AMOUNT	DESCRIPTION OF DUE DATE	
5	**Interest Only**	**Installment(s) of $	**Accrued Interest**	due **Quarterly beginning**	**04/01/2006**
		**Installment(s) of $		due	
		**Installment(s) of $		due	
		**Installment(s) of $		due	

And a final installment of the unpaid principal balance of the indebtedness and all accrued interest is due **July 01, 2007** .
All installments are successive unless otherwise noted and are payable on the same day of the month as the initial installment.

** Fixed Payment means the installment is a level amount. Fixed Principal means the installment amortizes principal only and interest is added. Principal Only means the installment amount includes principal only and interest installments are separate. Interest [illegible]nly means the installment amount includes accrued interest only and principal installments are separate.

3. Variable Rate Program - Interest will accrue on funds advanced from time to time at the rate of **1.0**[illegible] [illegible]e "M[illegible]in Points") above the prime rate as further described in the note to be executed in connection with this loan (the"Ind[illegible]). [illegible]is [illegible] be subject to monthly change based on any change in the Index.

COPY

4. At loan closing, you may be required to pay a fee in an amount determined by Association. You must either own or purchase stock or participation certificates in an amount equal to the lesser of: (1) **$5,000.00** total par value; or (2) **2.00** percent of the amount of the loan to the nearest five dollars. Retirement of such stock or participation certificates is subject to association bylaws and risk of capital impairment. Proceeds of the loan may be used to finance the purchase of the required stock or participation certificates.

5. This commitment is subject to your having fully disclosed any information adversely affecting your credit standing or the security of this loan.

6. Association reserves the right to withdraw this loan offer at any time in the event of unavailability of funds.

7. This commitment and any mutually agreed upon modifications thereto shall survive the closing contemplated hereunder, and each and every one of your obligations and undertakings set forth in this commitment shall not cease or terminate until the entire loan, together with interest and fees due thereon, any other amounts which accrue pursuant to this commitment, and/or loan documents executed in conjunction therewith, shall have been paid in full and until all your obligations and undertakings shall have been fully completed and discharged.

8. On or before closing, you shall be required to execute a promissory note and you may be required to execute a real estate mortgage/deed of trust/deed to secure debt and/or security agreement and financing statement, and any other reasonably required documentation necessary to close this transaction, all in form and content satisfactory to Association.

9. You represent and warrant that no environmental contamination is now, or shall hereafter be allowed to be, present on the property offered as security, or otherwise owned or operated by you, and that you and such property are in compliance with all applicable environmental and other Federal, state and local laws, ordinances, rules and regulations. This commitment is further subject to the requirement that you furnish Association with information in form and content satisfactory to Association to confirm that no environmental contamination is present on the property offered as security or otherwise owned or operated by you, that you promptly conduct and complete all investigations, studies, sampling and testing to confirm the foregoing, and in the event that any contamination is present and Association does not terminate this commitment by reason of the same, all remedial actions necessary to clean up and remove all hazardous materials (except those in compliance) from said property are promptly undertaken and completed, all in accordance with applicable Federal, state and local laws, ordinances, rules and regulations.

10. You represent and warrant that, to the best of your knowledge, there are no existing, threatened or pending actions, liens or proceedings affecting the property offered as security or otherwise owned or operated by you or any adjacent property which would adversely affect the said property.

11. All expenses in connection with any loan shall be paid by you, including but not limited to, fees for credit reports, fees for Association's appraisal or cost of independent appraisals, fees for environmental audits and remedial costs (if required by Association), survey expenses, title examination and closing expenses, attorneys' fees, title insurance premium, recording and filing fees, recording/documentary/intangible taxes, and all other customary expenses, all of which shall be paid at or before closing, to the extent ascertainable.

12. Special conditions of approval:

See Attachment

The following is pledged as collateral:

1. **ALL EQUIPMENT**
2. **ALL REAL ESTATE WITH IMPROVEMENTS**
3. **ALL TIMBER**
4. **CONTINUING GUARANTEES**

This commitment is subject to the following requirement. A borrower that is a "legal entity" shall submit evidence satisfactory to the Association of good standing in its state of incorporation or organization and qualification to do business in any applicable jurisdictions. Also, each such legal entity shall provide resolutions of its owners or governing board or other evidence satisfactory to Association of authority of the Borrower to borrow the proceeds of the loan and to execute and deliver the loan documents. "Legal entity" refers to any corporation, partnership, limited liability corporation, limited liability partnership, limited partnership, trust or other type of business entity.

INSURANCE: A policy or other evidence of insurance acceptable to Association, with Association indicated therein as loss payee or mortgagee, must be furnished on the property indicated below:

Type/Description
PROPERTY/CASUALTY/CONTENT

Serial or Plat Number	Amount of Insurance Required
737 ABE HALL RD,POLLOCK,LA 71467	**$3,500,000.00**

Type/Description

Serial or Plat Number	Amount of Insurance Required

Type/Description

Serial or Plat Number	Amount of Insurance Required

Type/Description

Serial or Plat Number	Amount of Insurance Required

Type/Description

Serial or Plat Number	Amount of Insurance Required

Type/Description

Serial or Plat Number	Amount of Insurance Required

Said policy must insure building against Fire, Lightning, Explosion, Riot, Civil Commotion, Aircraft, Vehicles, Windstorm, Hail, Smoke, Vandalism, Collapse. Said policy must provide coverage for vehicles and chattels against Upset/Collision, Comprehensive (Other Than Collision Full Coverage), Theft. Additional perils to be insured against are:

You shall insure the collateral for amounts equal to the replacement value of the collateral. Should you fail to insure the collateral as required herein, the Association may, but shall not be required to, insure the property in your name or the Association's name. You shall pay the charge for insurance within thirty days after written notice from the Association or the charge shall be added to the principal balance and be subject to the interest rate stated in the promissory note executed in connection with this loan. In such event, the Association shall have the option to either reschedule the loan described herein for the remaining term, thus increasing the payments to incorporate the amount of the insurance premium, plus interest on such charge, or require a lump sum payment at the end of the loan term. You agree that the amount of insurance purchased by the Association shall be limited to the outstanding loan balance at the time of loss. You authorize the Association to endorse any draft or check which may be payable to you in order to collect any refund or benefits due under the insurance policy and to apply any amounts as collected to your indebtedness.

In addition to other insurance coverages, if the property is located in a government mandated flood area where participation in a Federal Flood Insurance Program is required, upon receipt of notification from Association and within the time period established by Association, you will obtain and maintain flood insurance in such amount as Association requires on all buildings, improvements, fixtures and any mobile home(s), now existing or hereafter erected, placed or maintained on or in the land described in any mortgage/deed of trust/deed to secure debt, together with all other personal property securing any obligations owed to the Association and maintained on or in such buildings, improvements or mobile home(s), until the loans, future advances and all other indebtedness secured by such property is fully paid.

13. If real property is taken as collateral, Federal law may require that this loan be secured by a first lien on the property offered as security, or Association may determine that this loan be secured by a first lien in real property and Association will either [illegible]quire you to obtain a certification of title, acceptable in form and content to Association, from a licensed attorney selected by you from [illegible]ssociation's Approved Attorney's list, or a mortgagee title insurance policy. If other than a first lien is to be taken in real prope[illegible]tion may, at its sole discretion, require a certification of title from a licensed attorney on its Approved List or mortgagee title ins[illegible]ttorney chosen by you cannot be related to you and cannot have a lien or any other interest in the collateral property. [illegible] title [illegible]surance policy, if required, must be in a form acceptable to Association. It must insure Association's interest [illegible] company acceptable to Association. If a title insurance policy is required, it must insure at least the amount of Associa[illegible] All applicable taxes and assessments related to the real property collateral that are due and payable at the time the [illegible] is [illegible]ust be paid in full. If any noncontiguous tracts of land offered as security do not abut a public road, the mortgagee title [illegible] policy must affirmatively insure access. Any timber on the property securing the loan may not be cut or removed without consent of [illegible]ation. If you should wish to lease or sell any timber, Association will furnish you with the form to be used in requesting the consent to the lease or sale thereof.

14. This commitment shall terminate (a) on **January 22, 2006**; or (b) at Association's election, by notice to you, if all the conditions of this commitment have not been satisfied according to their terms, time being of the essence, or if there has been any misrepresentation or any material error in anything submitted to Association regarding the loan; or (c) at Association's election, by notice to you, if there has been any material adverse change in your business operations, financial condition or other circumstances prior to loan closing.

First South Farm Credit, ACA

BY: ______________________________
Perry Moses
Loan Officer

DATE: December 22, 2005

This loan is not subject to the Federal Truth-In-Lending Act. This commitment is an offer to make you the loan, subject to the terms and conditions described herein. To accept this commitment (offer) and consummate this loan transaction, you must sign and date below. Upon signing, return promptly to Association office through which the loan is being processed.

PURSUANT TO THE FACT ACT OF 2003, WE MAY PROVIDE INFORMATION TO CREDIT BUREAUS ABOUT AN INSOLVENCY, DELINQUENCY, LATE PAYMENT, OR DEFAULT ON YOUR ACCOUNT TO INCLUDE IN YOUR CREDIT REPORT.

Accepted and agreed to by the undersigned this 12th day of JANUARY, 2006.

VANGUARD SYNFUELS, L.L.C.

By: ______________________________ (L.S.)
Darrell J. Dubroc, CEO/Manager

By: ______________________________ (L.S.)
Tim A. Collins, CFO/Manager

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

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______________________________ (L.S.)

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______________________________ (L.S.)

ATTACHMENT TO COMMITMENT LETTER DATED DECEMBER 22, 2005

1. Lender shall have a first priority perfected lien and security interest in all Collateral at the time of Closing. Six individuals will be personally liable for the proposed debt, on an equal basis, on 110% of the total debt.
2. Execution and delivery of all Loan Documents, and the same shall be in full force and effect.
3. Borrower shall have obtained and furnished to Lender environmental audit(s) covering all Collateral, the results of which shall be satisfactory to Lender in its sole discretion. Lender shall also have received, to its satisfaction, evidence of Borrower's compliance with all applicable environmental laws, regulations, policies, orders, and permitting and licensing requirements to which Borrower, its operations and the Collateral may be subject. Borrower shall provide Lender an Environmental Hazards Assessment (Form ENV-1) covering the Real Property.
4. Lender shall be provided mortgagee title insurance covering the Real Property in the amount of the Loan containing no exceptions from coverage except those which are acceptable to Lender and issued by a title insurance company acceptable to Lender.
5. Lender shall be provided such information and documentation relating to the Real Property and its acquisition as Lender, in its discretion, may require.
6. Lender shall receive an opinion of legal counsel for Borrower certifying the good standing of Borrower and its authority and capacity to enter into the transaction contemplated herein, and such other matters as Lender may require, all in form and content satisfactory to Lender.
7. A FEMA Standard Flood Hazard Determination is to be completed. If real estate is determined to be in a flood zone, Borrower will provide evidence of flood insurance.

The loan agreement governing the relationship will contain, but not be limited to, the following major covenants:

- Existing and future notes to the members will be subordinate to First South's debt, with no payments allowed on these notes without the prior written consent of First South;
- The interest paid on the notes to the members will not be greater than the rate of interest paid by the company on the First South debt;
- Obtain written consent prior to pledging assets to or borrowing money from another lender;
- Provide evidence of insurance, with First South named as mortgage/loss payee on the appropriate policies.
- Typical terms and conditions for transactions of this nature.
- Advances on the proposed revolving line of credit will not exceed $5[illegible],00[illegible] from the closing date through February 28, 2006, with additional [illegible] at the discretion of First South.
- Advances shall at all times be the lesser of the commitment or the borrowing base, as reported monthly. The value will be at the lower of cost or market. The borrowing base shall be calculated as the sum of:

• Accounts Receivable – Current or < 30 days old	X	75%
• Accounts Receivable - 30-60 days old	X	50%
• Accounts Receivable - > 60 days old	X	0%
• Raw Materials Inventory	X	75%
• Bio-Diesel Inventory	X	80%
• Glycerin Inventory	X	70%
• Less All Accounts Payable	X	100%
• Less Overdrafts	X	100%
• Less Demand Patrons Notes/Deposits	X	100%

Reporting Requirements: So long as Borrower is indebted to Lender, Borrower shall submit to the lender the following:

1. Annually, within one hundred twenty (120) days following the end of Borrower's and Guarantors' fiscal year, a balance sheet, income statement, statement of changes in capital position, statement of cash flows, and accompanying notes, prepared in accordance with generally accepted accounting principles, accompanied by an audit opinion acceptable to Lender.
2. Quarterly, within 45 days of the end of each monthly period, an interim balance sheet and income statement of Borrower.
3. Monthly, within 45 days of the end of each monthly period, a borrowing base report.

Financial Covenants: The loan agreement governing the relationship will contain, but not be limited to, the following financial covenants:

- Achieve by FYE 12/31/06 and maintain thereafter a minimum working capital position of $750,000;
- Obtain written consent prior to pledging assets to or borrowing money from another lender;
- Achieve by FYE 12/31/06 and maintain thereafter an excess of total assets over total liabilities of not less than $1,500,000;
- Maintain the Cash Flow Coverage Ratio (defined as the ratio of net profit after taxes plus depreciation minus capital expenditures minus salary distributions to key employees minus distributions to stockholders on their equity investment to the current portion of long-term debt) to be no less than 1.25 to 1.00, to be measured at each fiscal year end

Signed for Identification with Commitment Letter dated December 22, 2005

Vanguard Synfuels, L.L.C.

BY: ______________________

Darrell J. Dubroc, CEO/Manager

BY: ______________________

Tim A. Collins, CFO/Manager

LOAN ACTION REQUEST

REQUEST DATE **December 12, 2005** LOAN ID **18174** LOAN NUMBER **092 055 601310-02**

PRINCIPAL APPLICANT **VANGUARD SYNFUELS, L.L.C.**

LOAN REQUEST:

PURPOSE	AMOUNT
Operating Exp	$ **1,990,000.00**
	$
	$
	$
	$
Fees and Cost Financed	$ **10,000.00**
TOTAL LOAN	$ **2,000,000.00**

ESTIMATED FEES/COSTS ASSOCIATED WITH THIS REQUEST:

Origination/Servicing Fee	$ **5,000.00**
Stock/PC	$ **5,000.00**
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$
	$

TERM REQUESTED:

NUMBER OF MONTHS **18** FREQUENCY OF PAYMENTS **Annual**

FINANCIAL INFORMATION:

There have been no material changes since the most recent balance sheet I/we have submitted to the Association. The most recent income statement furnished the Association continues to closely approximate my/our current level of earnings.

IF YOU HAVE APPLIED FOR A LOAN TO BE SECURED BY A LIEN ON A ONE-TO-FOUR FAMILY RESIDENTIAL STRUCTURE YOU HAVE THE RIGHT TO REQUEST IN WRITING UNDER THE EQUAL CREDIT OPPORTUNITY ACT (ECOA) / REGULATION "B", A COPY OF THE APPRAISAL REPORT USED BY THE LENDER TO DETERMINE THE VALUE OF YOUR PROPERTY, IF YOU HAVE PAID ANY APPLICABLE COST FOR SUCH APPRAISAL.

COPY

YOU WILL LOSE YOUR RIGHT TO REQUEST A COPY OF THE APPRAISAL REPORT ON YOUR PROPERTY IF YOU DO NOT MAKE A WRITTEN REQUEST WITHIN 90 DAYS OF EITHER BEING NOTIFIED BY THE LENDER THAT YOUR LOAN APPLICATION HAS BEEN DENIED OR THE WITHDRAWING OF YOUR APPLICATION FOR A LOAN. THE UNDERSIGNED ACKNOWLEDGE(S) RECEIPT OF THIS NOTICE.

VANGUARD SYNFUELS, L.L.C.

By: ______________________________ (L.S.)
Darrell J. Dubroc, CEO/Manager

By: ______________________________ (L.S.)
Tim A. Collins, CFO/Manager

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

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______________________________ (L.S.)

CONFIRMATION REGARDING APPLICATION FOR INDIVIDUAL/JOINT CREDIT: (check only one)

[ ] I am applying for individual credit in my own name and I am relying on my own income and assets.

[ ] I am applying for individual credit and I am relying on my income or assets, as well as income and assets from other sources.

[ ] We are applying for joint credit.

[x] N/A - Credit to other than a natural person.

INFORMATION CONCERNING INSURANCE AVAILABILITY AND OPTIONALITY:

I (we) have been informed by the Lender of the availability of credit life and/or crop insurance. If required as a condition for this loan, it is understood purchase of such insurance through Lender is optional and can be obtained from any available source and I (we) will not be discriminated against as borrower(s) for doing so.

I (WE) REQUEST CREDIT LIFE INSURANCE: ___/___/___/___/___/___/___/___ (Initials)

I (WE) DECLINE CREDIT LIFE INSURANCE: ___/___/___/___/___/___/___ (Initials)

If Credit Life Insurance is requested, upon issuance, such insurance may be renewed or transferred to loans and I (we) agree to pay the premium(s) in connection therewith. Lender may charge such premium(s) to my (our) loan account and/or pay future premium(s) from any funds held, unapplied funds and/or future payment fund accounts. All rights and interest in dividends or retroactive premium adjustments earned is hereby assigned to Lender. This authorization shall continue until requested in writing to be cancelled. It is understood no insurance shall be provided unless a separate application addressed to the insurer is initiated, approved, and a premium is therefore paid.

REVOLVING VARIABLE RATE NOTE

Date of Note: January 12, 2006

City of Execution: Alexandria , LA

Loan Number: 092 055 601310-02

Amount: $ 2,000,000.00

REPAYMENT SCHEDULE

NUMBER	TYPE		AMOUNT		DESCRIPTION OF DUE DATE	
5	Interest Only	**Installment(s) of $	Accrued Interest	due	Quarterly beginning	04/01/2006
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		
		**Installment(s) of $		due		

A final installment of the unpaid principal balance and all accrued interest is due July 01, 2007 . All installments are successive unless otherwise noted and are payable on the same day of the month as the initial installment. Installment payments applied to amounts due will be in such manner as Association may determine in its sole discretion, except as otherwise provided herein.

** Fixed Principal means the installment amount amortizes principal only and accrued interest is due with each installment. Principal Only means the installment amount includes principal only and interest installments are separate. Interest Only means the installment amount includes accrued interest only and principal installments are separate.

FOR VALUE RECEIVED, THE UNDERSIGNED (WHETHER ONE OR MORE), IN SOLIDO, PROMISE(S) TO PAY, AND GUARANTEES PAYMENT, IN ACCORDANCE WITH THE REPAYMENT SCHEDULE(S) ABOVE STATED, TO THE ORDER OF First South Farm Credit, ACA its successors and/or assigns, (hereinafter called "Association"), at its office in Alexandria, LA the principal sum of Two Million and 00/100 Dollars ($2,000,000.00), or so much thereof as may be advanced from time to time, with interest on the initial advance or any subsequent advance to accrue at:

PRIME RATE: the generally prevailing prime rate as published in The Wall Street Journal rounded to the nearest one-eighth (1/8) of one percentage point (0.125) ("Index") plus 1.000 percent ("Margin Points"), provided that the interest rate shall be subject to adjustment as set forth below on the first day of February, 2006, and on the first day of each month thereafter (each such date a "Change Date"), and upon adjustment the unpaid principal balance shall bear the adjusted rate of interest.

Interest on the initial advance shall accrue at a rate of interest calculated as set forth above with the Index being determined as published in The Wall Street Journal for the first business day prior to the date of advance. Interest on each subsequent advance shall accrue at a rate calculated by adding the Margin Points to the Index as utilized on the preceding Change Date. In the event a subsequent advance is made before the first Change Date, interest shall accrue at the rate applicable to the initial advance.

The adjusted interest rate on each Change Date shall be based on the Index for the 15th day of the next preceding month or if said 15th day is a Saturday, Sunday or legal holiday, for the next preceding business day before said 15th day. If the Index should no longer be published, Association, in the exercise of reasonable judgment, shall substitute another means of determining an annual rate of interest, which shall thereafter be the "Index" as that term is used herein. Association will give the undersigned notice of the substitution. Before each Change Date, Association will calculate the new interest rate to become effective on the Change Date by adding the Margin Points to the Index. The new interest rate will be effective until the next Change Date.

Association may, at its sole option, on the terms and subject to the conditions set forth herein make advances to the undersigned from time to time during the period from the date hereof to and including June 30, 2007 (the "Expiration Date"), provided that no advance shall be made which shall increase the unpaid principal balance above the face amount hereof. The undersigned may from time to time borrow, repay and reborrow under this note.

Each advance shall be upon a verbal, written or telecopied request from the undersigned to Association not later than 2:00 PM on the day on which the advance is to be made. Such request shall specify the date and amount of the requested advance. Association shall disburse each advance by crediting the same to the designated account of the undersigned or in such manner as Association and the undersigned may from time to time agree. Association may rely on any verbal request for an advance as fully as if such request were in writing.

The undersigned and every endorser and assumer of this note hereby expressly waive presentment, demand, protest and notice of dishonor, and consent to all renewals, refinances, extensions, modifications, reamortizations or any other rearrangements of the indebtedness evidenced by this note, and releases of personal liability and of security granted by the owner or holder hereof.

At the option of Association, any default under this note or under any other written instrument executed by the undersigned and owned, held or serviced by Association shall constitute a default under this note and under any one or more of such notes or other written instruments. Upon default, Association, at its option, and without notice to the undersigned, may declare this note and all other indebtedness owed by the undersigned to Association to be immediately due and payable; may cease to make any further advances under this note; may proceed with collections; may foreclose upon or sell any or all of the security for this note, in such order as it may prefer; may apply the proceeds of such sale to any indebtedness secured hereby owed Association in any order which it may desire; and may exercise from time to time all rights and remedies available under applicable law, and under any other instrument relative to such indebtedness or security. Unless prohibited by law, any applicable prepayment premium shall be due and payable upon such acceleration.

If Association employs attorney(s) to collect the indebtedness evidenced by this note, or to enforce or preserve any rights provided for herein or relating to any security for this note, or suit is filed hereon, or proceedings are had in bankruptcy or any other court whatsoever with respect thereto, then, in addition to any principal, interest or other charges as provided for herein, Association shall also recover all costs and expenses, including attorneys' fees and legal expenses reasonably incurred in connection therewith, which attorneys' fees are fixed at 20% additional of the total amount due and payable hereunder, including such costs and fees incurred on appeal. Such amounts shall become part of the indebtedness evidenced hereby and shall be immediately payable on demand, and, to the extent permitted by law, shall bear interest from the date incurred until paid at the rate provided herein.

If there is any error or omission in this note or in any instrument securing it, the undersigned will promptly, upon request of Association, execute a new note or other documents as deemed necessary by Association to correct such error or omission and will promptly pay upon demand of Association all attorneys' fees, costs and expenses incurred in connection therewith. If the undersigned fails to pay, upon demand of Association, any sums due or incurred by Association for any of the purposes stated in this note, Association may advance the same, and all amounts so advanced shall become principal immediately due and payable.

Date of Note: January 12, 2006
Loan Number: 092 055 601310-02
Amount: $ 2,000,000.00

The undersigned agrees to provide current financial statements, including a balance sheet and income statement in a form acceptable to the Association, as may be from time to time requested by Association while the indebtedness evidenced hereby or any other indebtedness from the undersigned to Association is outstanding.

Amounts prepaid will be applied first to any billed, but unpaid interest. Unless otherwise required by law, additional amounts may be applied to accrued interest, outstanding principal and/or such other amounts outstanding as the Association in its sole discretion may determine. Prepayments will be applied to installments in inverse order of maturity, except as otherwise provided in writing by Association.

If any installment of principal and/or interest (or portions thereof) is not paid when due and remains unpaid at the end of twenty-nine (29) calendar days, a late charge equal to the sum of One and 50/100 percent (1.5%) of the overdue installment shall be paid by the undersigned to Association, not to exceed a maximum of $250.00 .

Date of Note: January 12, 2006
Loan Number: 092 055 601310-02
Amount: $ 2,000,000.00

This note is the joint and several (in solido) obligation of all persons executing it, whether as a maker, endorser, surety or otherwise. Given under the hand and seal of each of the undersigned on the day and in the year above written.

NEGOTIABLE PAPER

VANGUARD SYNFUELS, L.L.C.
By: ______________________________ (L.S.)
Darrell J. Dubroc, CEO/Manager
By: ______________________________ (L.S.)
Tim A. Collins, CFO/Manager

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

______________________________ (L.S.)

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ENDORSEMENTS:

____

____

____

COPY

The within note is hereby endorsed by the payee named in the body of said note to the same extent as if the name of the payee were hereinafter stated under the name of the following endorsee:

PAY TO THE ORDER OF AGFIRST FARM CREDIT BANK, COLUMBIA, SOUTH CAROLINA

Instructions for UCC Financing Statement (Form UCC1)

Please type or laser-print this form. Be sure it is completely legible. Read all Instructions, especially Instruction 1: correct Debtor name is crucial. Follow instructions completely.

Fill in form very carefully; mistakes may have important legal consequences. If you have questions, consult your attorney. Filing office cannot give legal advice.

Do not insert anything in the open space in the upper portion of this form; it is reserved for filing office use.

When properly completed, send Filing Office Copy, with required fee, to filing office. If you want an acknowledgement, complete item B and, if filing in a filing office that returns an acknowledgment copy furnished by filer, you may also send Acknowledgment Copy; otherwise detach. If you want to make a search request, complete item 7 (after reading Instruction 7 below) and send Search Report Copy, otherwise detach. Always detach Debtor and Secured Party Copies.

... need to use attachments, you are encouraged to use Addendum (Form UCC1Ad) or Additional Party (Form UCC1AP). ... information in item A. This item is optional.

INTEREST RATE DISCLOSURE STATEMENT

From CREDITOR:
First South Farm Credit, ACA

Address:
2308 S MacArthur Dr
Alexandria , LA 71315-

Effective Date: January 12, 2006

Loan No.: 092 055 601310-02

To BORROWER(S):
VANGUARD SYNFUELS, L.L.C.

The following disclosures are made pursuant to the requirements of Section 4.13(a) of the Farm Credit Act of 1971, as amended, 12 U.S.C. Section 2199. This loan is not subject to the Truth in Lending Act, 15 U.S.C. Section 1601 et seq.; the effective interest rate described herein should not be interpreted as the equivalent of the annual percentage rate under Truth in Lending standards.

STATED INTEREST RATE

The rate of interest currently applicable to an Advance under your loan (if variable rate advance; Index rate plus margin points equals stated rate):

8.250 %

EFFECTIVE INTEREST RATE

The current stated rate of interest adjusted to take into account the purchase of stock or participation certificates, if applicable, and any loan service or origination fee and retirement of stock:

8.454 %

STOCK RETIREMENT:
The effective interest rate set forth above includes projected periodic retirement of at-risk member stock for loans repaid in full during the applicable period. You should consult your Association's stock retirement policy and bylaws for specific details relative to when and how stock may be retired. Please note that the projected periodic retirement of at-risk stock will be dependent upon the Association's having fully met its minimum permanent capital adequacy requirements and any other conditions set by Association's Board of Directors. If the minimum capital adequacy requirements for Association or other conditions set by Association Board have not been met, stock cannot be retired. Further, note that the stock retirement policy of Association is subject to change at any time when deemed necessary in the sole discretion of Association's Board of Directors.

Prime Rate Option: The STATED RATE OF INTEREST will be indexed to the Prime Rate.

The interest rate stated above is subject to increase or decrease based on the index level at the time of an advance. The Prime Rate Index is published in The Wall Street Journal. The Stated Rate of Interest will be subject to decrease or increase on the first day of each month (the "Change Date") based upon any change which occurs in the chosen index on the 15th day of the next preceding month. Thus the rate will not be adjusted more frequently than monthly.

COPY

VANGUARD SYNFUELS, L.L.C.
(Debtor)

(Debtor)

270060868
(S.S.# or Federal Tax ID #)

(S.S.# or Federal Tax ID #)

UCC-1 MULTIPLE INDEBTEDNESS MORTGAGE ATTACHMENT

All of the property, rights and entitlements described hereinafter which are at any time located on, in, or is related to the immovable property described on Exhibit "A" referred to below:

I. All improvements, structures, buildings, fixtures, additions, enlargements, extensions, modifications or repairs now or hereafter located on or in the said immovable property or thereunto belonging or appertaining, which may from time to time be owned by debtor, or which may be used or useable in connection with any present or future use or operations of said property, or any part thereof, whether now owned or hereafter acquired by the debtor or others, and together with all replacements thereof, substitutions therefor and additions thereto, and all of the proceeds (cash and non-cash) thereof, including the proceeds of any and all insurance policies in connection therewith. Said security interests and this financing statement shall also apply to any and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements or other compensation heretofore or hereafter made including interest thereon, and the right to receive the same, as a result of, in connection with, or in lieu of (a) any taking of the said property or any part thereof under power of expropriation or eminent domain, either temporarily or permanently; (b) any change or alteration of the grade of any street; and (c) any other injury or damage to, or decrease in value of, the said property or any part thereof. Said security interest shall also apply to and is granted in all (a) agricultural crops of cotton, corn, soybeans, sugarcane, rice, wheat, grain sorghums, milo, maize, legumes, sunflowers, hay, grass, vegetables, fruits, nuts, potatoes, seeds, berries, sod, grasses, melons, flowers, shrubberies, nursery crops, orchard crops, and all other agricultural crops growing or to be grown, harvested or unharvested, and all products of agricultural crops, wherever located, stored or maintained, and any and all (i) crop diversion payments, (ii) payment in kind certificates and other payments, rights and/or certificates issued or to be issued by any governmental agency (iii) reduced acreage payments, (iv) other crop subsidy or crop related payments, (v) entitlements and payments under federal and/or state law and/or regulations, (vi) crop awards and damages received from any state and/or federal governmental authority, (vii) conservation reserve program entitlements and payments; and (viii) accounts and/or general intangibles related directly or indirectly to any of the above; (b) farm products in addition to agricultural crops described hereinabove, including all species of livestock, and all types of agricultural commodities and products raised or cultivated of every type and description, including but not limited to cattle, hogs, sheep, horses, bees, rabbits, and poultry, and oysters, crabs, prawns, shrimp, alligators, turtles, and fish raised, produced, cultivated, harvested, or gathered on any beds of bodies of water, whether owned, leased, or licensed by the debtor, grains, beans, vegetables, grasses, legumes, melons, tobacco, cotton, flowers, shrubberies, plants and fruits, nuts and berries, and other similar products whether of trees of other sources, of if they are a product of such crop or livestock in its unmanufactured state, such as seed, ginned cotton, wool-clip, honey, syrup, meat, milk, eggs, and supplies used or produced in farming operations; (c) standing, cut, stored or harvested timber and logs of every kind and character, and/or products of timber and logs, wherever located, stored or maintained, and (d) stored or extracted oil, gas and other minerals of every kind and character, and/or products of oil, gas and other minerals, wherever located, stored or maintained.

II. All current and future rents, profits, revenues, royalties, bonuses, rights and benefits under any and all oil, gas, geothermal or mineral leases concerning the immovable property or any part of it.

III. All other current and future rents, issues and profits of the said immovable property or any part of it whether under leases or tenancies now existing or created in the future.

IV. All proceeds (cash and non-cash) and accessions of said movable and immovable property described herein, and all accounts and/or general intangibles related directly or indirectly to the said movable and immovable property described herein.

THE IMMOVABLE PROPERTY REFERRED TO HEREINABOVE IS DESCRIBED ON THE ATTACHED EXHIBIT "A".

DEBTOR: VANGUARD SYNFUELS, L.L.C. TAX ID#27-0060868

EXHIBIT A

TRACT ONE- Plant Site:

A certain piece, parcel, tract of ground, together with all the buildings and improvements thereon, located in Section 29, Township 7 North, Range 1 East, Grant Parish, Louisiana, together with all rights, ways, privileges thereunto appertaining and being more particularly described as follows, to-wit:

The West one-half of Section 29, Township 7 North, Range 1 East, containing 320 acres, more or less, and being a portion of the property acquired by Farmland Industries, Inc. by Act of Cash Sale recorded September 17, 1975 at Conveyance Book 199, Page 639,under Registry No. 76834, records of Grant Parish, Louisiana, as corrected by "Affidavit of Correction" recorded in Conveyance Book 364, Page 857, under Registry No. 126742.

LESS AND EXCEPT:

1) The road dedicated to the Public pursuant to a "Dedication of Public Road" as recorded in Conveyance Book 207, Page 155, under Registry No. 79068;

2) That certain .27-acre tract conveyed to Bernice Scott Montgomery as per an " Act of Exchange" recorded in Conveyance Book 285, Page 765, under Registry No.101221; said tract being more particularly described as follows:

A certain piece, parcel or tract of land, together with all buildings and improvements thereon, and all rights, ways and privileges thereunto appertaining, being a part of the Southwest Quarter of the Southwest Quarter of Section 29, Township 7 North, Range 1 East, Grant Parish, Louisiana, and being more particularly described as follows, to-wit:

Commence at the Southeast corner of Se 30, Township 7 North, Range 1 East, the proceed North 0 degrees 19 minutes West along the line common to Sections 29 and 30 a distance of 120 feet to the point of beginning. From the point of beginning thus established, continue North 0 degrees 19

minutes West along said line a distance of 275 feet; thence proceed North 89 degrees 13 minutes East a distance of 42.99 feet; thence proceed South 0 degrees 17 minutes East a distance of 278.7 feet; thence proceed North 85 degrees 51 minutes West a distance of 42.99 feet back to the point of beginning, said tract containing 0.27 acres, all as more particularly shown on plat of survey by Stephen Barrett Gremillion dated February 28, 1987.

3) All improvements, equipment and other tangible property, constituting personal property located at "CO2 Plant Site" containing .51 acres and being more particularly described as follows:

A piece, parcel, or tract of land situated in the West ½ of Section 29, T7N-R1E, Grant Parish, Louisiana, being more particularly described as follows:

The bearings herein are grid Louisiana North Zone 1927.

Commence at the West ¼ section corner of Section 29, T7N-R1E, Grant Parish, Louisiana; thence run South 62 degrees 14 minutes 12 seconds East a distance of 1,696.00 feet to the POINT OF BEGINNING of the property herein described; thence South 82 degrees 10 minutes 30 seconds East a distance of 170.00 feet; thence South 7 degrees 49 minutes 30 seconds West a distance of 130.00 feet thence North 7 degrees 49 minutes 30 seconds West a distance of 170 feet thence North 7 degrees 49 minutes 30 seconds East a distance of 130 feet to the POINT OF BEGINNING and containing 0.51 acres, more or less.

COPY

and being that same property sold to EPCO Carbondioxide Products, Inc. as per "Bill of

Sale" recorded at Conveyance Book 326, Page 796, under Registry No. 114012.

TRACT TWO- Intake Site:

A certain piece, parcel or tract of land situated in the East ½ of NE ¼, Section 31, T7N-R2E, Grant Parish, Louisiana, more particularly described as follows:

> From the Northeast corner of the E ½, SE ¼, Section 31, T7N- R2E, run West 461.8 feet; thence South 1069.34 feet; thence South 22 degrees 30 minutes West 814.62 feet, more or less; thence South 28 degrees 15 minutes East 401.4 feet, more or less; thence North 50 degrees 09 minutes East 148.93 feet to the POINT OF BEGINNIG and the Northeast corner of the herein described tract; thence South 39 degrees 51 minutes East 200.0 feet; thence south 50 degrees 09 minutes West 200.0 feet; thence North 39 degrees 51 minutes West 200.0 feet; thence North 50 degrees 09 minutes East 200.0 feet to the POINT OF BEGINNING, all as shown on map prepared by Meyer, Meyer, LaCroix & Hixson, Inc., dated September 18, 1975, and revised January 7, 1976, and April 20, 1976; being that same property acquired by Farmland Industries, Inc. from Foster Investment Corporation pursuant to Act of Cash Sale recorded in COB 201, Page 162, Entry No. 77325.

TRACT THREE:

A certain piece, parcel, tract of ground, located in Section 30, Township 7 North, Range 1 East, Grant Parish, Louisiana, together with rights, ways, privileges thereunto appertaining and being more particularly described as follows, to-wit:

> That certain land containing .27 acres as acquired from Bernice Scott Montgomery as per "Act of Exchange" recorded in Conveyance Book 285, Page 765, under Registry No. 101221, being more particularly described as follows, to-wit:
>
> > Commence at the Southeast corner of Section 30, Township 7 North, Range 1 East, thence proceed North 0 degrees 19 minutes West along the line common to Sections 29 and 30 a distance of 395 feet to the Point of Beginning. From the Point of Beginning thus established, continue North 0 degrees 19 minutes West along said line a distance of 271.4 feet; thence proceed South 89 degrees 06 minutes West a distance of 39 feet; thence proceed South 1 degree 36 minutes West along the East right of way of Old U.S. Highway No. 165, a distance of 271.55 feet; thence leaving said right of way proceed North 85 degrees 13 minutes East a distance of 48.08 feet back to the point of beginning; said tract containing 0.27 acres, all as more particularly shown on plat of survey by St[illegible] Barrett Gremillion dated February 28, 1987;
> >
> > together with all fixtures, equipment, furniture, furnishings, supplies and movable property owned by SELLER and used in connection with the operation of the herein described property and all rights, [illegible] privileges, servitudes and easements thereunto appertaining, including but not limited to the rights granted in favor of Farmland Industries, Inc. as per the following

rights-of-way, easements, servitudes, etc., to-wit:

1) Right-of-way and Servitude Agreement; Foster Investments Corporation, Grantor. Farmland Industries, Inc., Grantee, (1/7/76) recorded 1/20/76, COB 201 Page 167, Entry No. 77326; Act of Correction, 1/30/76 recorded 5/19/76 COB 202 Page 780, Entry No. 77892. (Section 31, T7N-R2E) Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry # 78921.

2) *Right-of-way and Servitude Agreement:* Roy D. Kitterlin, Claudia Kitterlin Clay. Grantors, Farmland Industries, Inc., Grantee, (1/7/76) recorded 1/20/76, COB 201 Page 182, Entry No. 77328. (Sections 30 and 31, T7N-R2E); Partial Assignment of Right of Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee (2/4/77) COB 206 Page 659, Entry No. 78920; Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry #78921.

3) *Right-of-Way and Servitude Agreement;* Wesco Materials Corporation, Grantor. Farmland Industries, Inc., Grantee, (3/3/76) recorded 3/25/76, COB 202 Page 75, Entry No. 77610. (Section 26, T7N-R1E).

4) *Right-of-Way and Servitude Agreement:* Louisiana-Pacific Corporation, Grantor. Farmland Industries, Inc., Grantee, (2/27/76) recorded 3/25/76, COB 202 Page 83, Entry No. 77611. (Sections 29 and 25, T7N-R1E; Section 30, T7N-R2E); Amendment of Right-of-Way and Servitude Agreement and Act of Correction, recorded 8/2/85 in COB 274, Page 182, Entry No. 97713; Partial Assignment of Right-of-Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc. Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

5) *Right-of-Way and Servitude Agreement:* Louisiana-Pacific Corporation, Grantor to Farmland Industries, Inc., Grantee, dated February 27, 1976, recorded in COB 202, Page 92, Entry No. 77612; Partial Assignment by Farmland Industries, Inc., Assignor; Gulf Central Pipeline Company, Grantee, (2/4/77) COB 206, Page 649, Entry No. 78918.

6) *Right-of-Way and Servitude Agreement:* Harold B. Martin, Grantor; Farmland Industries, Inc., Grantee, (2/25/76), recorded in COB 202, Page 99, Entry No. 77613; as amended per Amendment recorded 8/2/85 in COB 274, Page 186, Entry No. 97714; as amended pursuant to Amendment recorded 8/2/85, Entry No. 97716; Partial Assignment of Right-of-Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee (2/4/77) COB 206, Page 659, Entry No. 78920.

7) Right-*of-Way and Servitude Agreement:* W.O. Miller, et al, Grantor; Farmland Industries, Inc., Grantee, recorded in COB 202, Page 107, Entry No. 77614; as amended per Amendment recorded 8/2/85 in COB 274, Page [illegible] Entry No. 97714; as amended pursuant to Amendment recorded 8/2[illegible] No. 97716;

8) *Right-of-Way and Servitude Agreement:* Dav[illegible] et al, [illegible]antee; Farmland Industries, Inc., Grantee, recorded [illegible] COB [illegible] 117, Entry No. 77616; as amended per Amendment recorded 8[illegible] 274, page 186,

Entry No. 97714; as amended pursuant to Amendment recorded 8/2/85, Entry No. 97716;

9) *Act of Exchange (Right-of-Way Deed)* between Mary Parish Bell and Farmland Industries, Inc., dated April 1,1976, recorded April 7,1976, COB 202 Page 233, Entry No. 77667. (Sections 28, 27 and 26 T7N-R1E); as amended pursuant to Amendment recorded 8/2/85, COB 274, Page 179, Entry No. 97712; Partial Assignment by Farmland Industries, Inc., Assignor; Gulf Central Pipeline Company, Grantee (2/4/77) COB 206, page 649, Entry No. 78918; Partial Assignment of Right of Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

10) *Right-of-Way and Servitude Agreement:* Lysso A. Coco, Grantor; Farmland Industries, Inc., Grantee, (12/28/76) COB 202, Page 142, Entry No. 78762; Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry # 78921.

11) *Right-of-Way and Servitude Agreement:* Judith Hyams Bennett, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 149, Entry No. 78763.

12) *Right-of-Way and Servitude Agreement:* Burton Sale, Jr., Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 156, Entry No. 78764.

13) *Right-of-Way and Servitude Agreement:* Shirley E. Thomas, et al, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 164, Entry No. 78765.

14) *Right-of-Way and Servitude Agreement:* Fred Drew, et ux, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 172, Entry No. 78766

15) *Right-of-Way and Servitude Agreement:* Jon R. Washam, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 179, Entry No. 78767.

16) *Right-of-Way and Servitude Agreement:* James W. Washam, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 186, Entry No. 78768.

17) *Right-of-Way and Servitude Agreement:* James E. Hyams, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 193, Entry No. 78769.

18) *Right-of-Way and Servitude Agreement:* William Louis Albritton, Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page 628, Entry No. 78915.

19) *Right-of-Way and Servitude Agreement:* Madeline H. Wing[illegible]; Farmland Industries Inc., Grantee (2/4/77) CO[illegible], [illegible] No. 78916.

20) *Right-of-Way and Servitude Agreement:* H. Rut[illegible] Jr., Grantor; Farmland Industries Inc., Grantee (2/4/77) COB [illegible], Page 642, Entry No. 78917.

21) *Partial Assignment of Right of Way and Consent to Pipeline Construction:* Louisiana Rural Electric Corporation, Assignor; Farmland Industries Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

22) *Right-of-Way and Servitude Agreement:* Farmland Industries Inc., Grantee; Mary Parish Bell; Grantor; (8/2/85) COB 274, Page 175, Entry No. 97711.

23) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Central Louisiana Electric Company, Inc., Assignor; Farmland Industries, Inc., Grantee (8/21/85) COB 274, Page 438, Entry No. 97831.

24) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Farmland Industries, Inc., Assignee; Central Louisiana Electric Company, Inc., Assignor (8/21/85) COB 274, Page 443, Entry No.97832.

COPY

MULTIPLE INDEBTEDNESS MORTGAGE
(Including Assignment of Minerals and of Leases and
Rents and Security Agreement in Favor of
First South Farm Credit, ACA
)
(the "Mortgagee")

STATE OF Louisiana

PARISH/COUNTY OF RAPIDES

On this 12th day of January, 2006, before me, a Notary Public for the Parish/County of RAPIDES and State of LOUISIANA, and in the presence of the undersigned competent witnesses, personally came and appeared:

Vanguard Synfuels, L.L.C., a Limited Liability Company organized and existing under the laws of the State of Louisiana, herein represented by Darrell J. Dubroc, its CPO/Manager and Tim A. Collins, its CFO/Manager, by virtue of a Certificate of Authorit

(each person or entity a "Mortgagor" and collectively, whether one or more, "Mortgagor"), whose permanent mailing address the MORTGAGOR declared to be: P O BOX 399 737 ABE HALL RD POLLOCK LA 71467.

The MORTGAGOR further declared and agreed as follows:

1. The MORTGAGOR desires, pursuant to Article 3298 of the Louisiana Civil Code, to secure all present and/or future "Indebtedness" (as defined below) of Mortgagor and/or of VANGUARD SYNFUELS, L.L.C.

COPY

(whether one or more, "DEBTOR"), if any, to First South Farm Credit, ACA ("MORTGAGEE"), whose permanent mailing address is 2308 S MacArthur Dr, Alexandria, LA, 71315- and whose tax identification number is 720401331. The maximum amount of Indebtedness secured by this mortgage (the "Mortgage") is limited to Seven Million and 00/100 Dollars ($ 7,000,000.00) (the "Maximum Secured Amount").

2. The term "Indebtedness," as used in this Mortgage, shall mean any and all Indebtedness and/or obligations due or to be due to the MORTGAGEE by any person or entity granting and/or executing this Mortgage as a Mortgagor and/or of any one or more and/or all persons and/or entities named above as DEBTOR, if any, whether such Indebtednesses and/or obligations arose in the past, exists presently, or may occur at any time in the future, whether represented by notes, drafts, bills, letters of credit, overdrafts, invoices, guarantees, suretyship agreements, documents, instruments or otherwise; and whether incurred for advances made for the purposes of constructing and erecting, repairing, improving, altering works or property in connection with the Louisiana Private Works Act, R.S. 9:4801, et seq., or otherwise. The term "Indebtedness" also includes any and all interest, costs of collection, and attorneys' fees, and all Indebtedness and/or obligations arising by renewals, modifications, amendments or extensions of any Indebtedness.

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3. This Mortgage is granted for the purpose of being used as security for any Indebtedness due or to be due the MORTGAGEE. This Mortgage will remain in effect until cancelled under a written mortgage cancellation instrument signed by the MORTGAGEE. The MORTGAGOR may request such a written mortgage cancellation instrument from the MORTGAGEE only after all of the secured Indebtedness and obligations have been fully paid and satisfied and there is no obligation or commitment on the MORTGAGEE'S part to fund or permit any additional Indebtedness to be incurred or to exist. The MORTGAGOR may request such a mortgage cancellation instrument by writing to the MORTGAGEE at its address set forth hereinabove, or at such other address as MORTGAGEE may furnish to MORTGAGOR in the future. The MORTGAGEE may delay providing such a mortgage cancellation instrument for up to sixty (60) days following its receipt of such written notice of request.

4. This Mortgage need not, but may, be signed by the MORTGAGEE whose consent and acceptance is hereby acknowledged by the MORTGAGOR.

5. In order to secure the full and final payment of the Indebtedness, including principal, interest, costs, and attorneys' fees, the MORTGAGOR now specially mortgages to the MORTGAGEE, and grants the MORTGAGEE a security interest in the following described property, together with all buildings, improvements, appurtenances, servitudes, rights of way, privileges, prescriptions and advantages (all collectively referred to as the "property"), located in the Parish of Grant , State of Louisiana, to wit:

SEE ATTACHED EXHIBIT "A" FOR DESCRIPTION OF REAL PROPERTY

(I.) All of that immovable property described on Exhibit " A " attached hereto and made a part hereof, including all rights in minerals and all mineral rights attributable to such property, including mineral rights which are outstanding on the date of this Mortgage but which accrue or revert to said property before this Mortgage is cancelled (as provided in paragraph 3 above).

(II.) All improvements, structures, buildings, fixtures, additions, enlargements, extensions, modifications or repairs now or hereafter located on or in the said immovable property described on the Exhibit(s) described in subparagraph (I.) hereinabove or thereunto belonging or appertaining, which may from time to time be owned by any MORTGAGOR or others, or which may be used or useable in connection with any present or future use or operations of said property, or any part thereof, whether now owned or hereafter acquired by any MORTGAGOR or others, and together with all replacements thereof, substitutions therefor and additions thereto, and with respect to all of the foregoing and hereinafter described property, this Mortgage shall also constitute a security agreement under Chapter 9 of Title 10 of the Louisiana Revised Statutes, as amended (hereinafter sometimes called the "Uniform Commercial Code - Secured Transactions"), and pursuant thereto a security interest is granted in said property.

Said security interests shall also apply to, and there is hereby granted a security interest in, any and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements or other compensation heretofore or hereafter made including interest thereon, and the right to receive the same, as a result of, in connection with, or in lieu of (a) any taking of the said property or any part thereof under power of expropriation or eminent domain, either temporarily or permanently; (b) any change or alteration of the grade of any street; and (c) any other injury or damage to, or decrease in value of, the said property or any part thereof. Said security interest shall also apply to and is granted in all (a) agricultural crops of cotton, corn, soybeans, sugarcane, rice, wheat, grain sorghums, milo, maize, legumes, sunflowers, hay, grass, vegetables, fruits, nuts, potatoes, seed, berries, sod grasses, melons, flowers, shrubberies, nursery crops, orchard crops, and all other agricultural crops growing or to be grown, harvested or unharvested, and all products of agricultural crops wherever located, stored or maintained, and any and all (i) crop diversion payments, (ii) payment in kind certificates and other payments, rights and/or certificates issued or to be issued by

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the U.S. Farm Service Agency, (iii) reduced acreage payments, (iv) other crop subsidy or crop related payments, (v) entitlements and payments under Federal and/or state law and/or regulations, (vi) crop awards and damages received from any state and/or Federal governmental authority, (vii) conservation reserve program entitlements and payments; and (viii) accounts and/or general intangibles related directly or indirectly to any of the above; (b) farm products in addition to agricultural crops described hereinabove, including all species of livestock, and all types of agricultural commodities and products raised or cultivated of every type and description, including but not limited to cattle, hogs, sheep, horses, bees, rabbits, poultry, oysters, crabs, prawns, shrimp, alligators, turtles, and fish raised, produced, cultivated, harvested, or gathered on any beds or bodies of water, whether owned, leased, or licensed by any MORTGAGOR, grains, beans, vegetables, grasses, legumes, melons, tobacco, cotton, flowers, shrubberies, plants, fruits, nuts, berries, and other similar products whether of trees or other sources, or if they are a product of such crop or livestock in its unmanufactured state such as seed, ginned cotton, wool-clip, honey, syrup, meat, milk, eggs, and supplies used or produced in farming operations; (c) standing, cut, stored or harvested timber and logs of every kind and character, and/or products of timber and logs, wherever located, stored or maintained; (d) stored or extracted oil, gas and other minerals of every kind and character, and/or products of oil, gas and other minerals, wherever located, stored or maintained; (e) all of the proceeds (cash and non-cash) and accessions of property described in this paragraph and in the foregoing and following paragraphs of this Mortgage.

In order to secure the repayment of any and all Indebtednesses described or contemplated herein and the performance of any and all obligations described or otherwise undertaken herein, all of which are intended to be secured under this Mortgage and under the security interests herein granted under the said Uniform Commercial Code - Secured Transactions, the said security interests shall apply to all of the proceeds (cash and non-cash) thereof, including the proceeds of any and all insurance policies in connection therewith, and MORTGAGEE to have all of the rights and remedies of a secured party under the said Uniform Commercial Code - Secured Transactions.

6. As further security for the full and final payment of the Indebtedness, including principal, interest, costs and attorneys' fees, the MORTGAGOR now grants a security interest in and collaterally transfers, pledges and assigns to the MORTGAGEE:

a. All right to payment (in cash or in kind) owed or to be owed to MORTGAGOR (such as a bonus, rent, or royalty) which is payable out of or measured by production of minerals or the like (including oil and gas) or is otherwise attributable to mineral rights whether or not such payment is rent under Title 31 of the Louisiana Revised Statutes, together with and including all of the minerals produced from the immovable property described on the Exhibit(s) described in subparagraph 5.(l.) hereinabove, and all products obtained or processed therefrom and the revenues and proceeds now or hereafter attributable to said minerals and said products, including all current and future rents, profits, revenues, royalties, bonuses, rights and benefits under any and all oil, gas, geothermal or mineral leases concerning the above-described property or any part of it. There shall be no duty or obligation of any party paying such revenues and proceeds to inquire into the right MORTGAGEE to receive the same, what application is made thereof, or as to any other matter. The MORTGAGOR further agrees to perform all such acts, and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by MORTGAGEE or any party in order to facilitate having said proceeds and revenues so paid to MORTGAGEE.

i. MORTGAGEE is further authorized, but not obligated, to demand, sue for, and/or receive and receipt for all revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of MORTGAGOR or MORTGAGEE for the account of MORTGAGOR or receive from or in connection with said revenues or proceeds and apply the proceeds thereof to the payment of the Indebtedness, when received, regardless of the maturity of any of the Indebtedness, or any installment thereof; and to execute transfer and division orders in the name of MORTGAGOR, or otherwise, with warranties binding on MORTGAGOR. MORTGAGEE shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take other action in connection therewith or hereunder; but shall have the right at its election in the name of MORTGAGOR or otherwise to prosecute and defend any and all actions or legal proceedings deemed advisable by MORTGAGEE in order to collect such funds and to protect the interests of MORTGAGEE and/or

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MORTGAGOR, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by MORTGAGOR.

ii. MORTGAGOR hereby agrees to indemnify MORTGAGEE against all claims, actions, liabilities, judgments, costs, charges and attorneys' fees made against or incurred by MORTGAGEE based upon the assertion that MORTGAGEE has had and received funds from the production of hydrocarbons claimed by third persons either before or after the payment in full of the Indebtedness. MORTGAGEE shall have the right to defend against any such claims, actions and judgments employing its attorneys therefor, and if not furnished with reasonable indemnity, MORTGAGEE shall have the right to compromise and adjust any such claims, actions and judgments. MORTGAGOR agrees to indemnify and pay to MORTGAGEE any and all such claims, judgments, costs, charges, attorneys' fees as may be paid, and any judgment, release or discharge thereof or as may be adjudged against MORTGAGEE, all of which shall constitute Indebtedness secured by this Mortgage, and the provisions of this subparagraph 6.a(ii) shall survive the cancellation of this Mortgage.

b. All other current and future rents, issues and profits of the property or any part of it whether under leases or tenancies now existing or created in the future. At its option, upon default of any Indebtedness secured by this Mortgage, the MORTGAGEE is authorized to c ollect rentals and apply t hem t o the I ndebtedness af ter ded uction o f collection charges, and any lessee or future lessee is directed to pay the MORTGAGEE, upon demand by the MORTGAGEE, all rentals becoming due under any lease or rental contract on all or any portion of the property. By accepting this transfer, assignment, and pledge, however, the MORTGAGEE does not assume any obligations of the MORTGAGOR under any such lease or rental contract.

c. All stock of every class and type now owned or hereafter acquired by any MORTGAGOR in the **First South Farm Credit, ACA** and all dividends (and other proceeds) thereon.

All of the property and rights described hereinabove in Paragraphs 5 and 6 are referred to hereinbelow as the "Property."

7. If any Indebtedness secured by this Mortgage is not paid punctually at its maturity and according to its tenor, then, at the option of the MORTGAGEE, the Property or any portion(s) thereof may be seized and sold under executory and/or any other process issued by any court of competent jurisdiction, with or without appraisement, to the highest bidder, for cash.

8. The MORTGAGOR expressly confesses judgment for purposes of the executory process in favor of the MORTGAGEE for the full amount of the Indebtedness secured hereby, all in conformity with R.S. 9:3590. Time being of the essence, the MORTGAGOR further expressly waives demand, putting in default, citation and all notices and delays, including the three-day notice provided by Articles 2639 and 2721, and the notice of seizure provided by Articles 2293 and 2721, of the Louisiana Code of Civil Procedure. The MORTGAGOR further expressly consents to the use of executory process to enforce this Mortgage.

9. The Property shall remain mortgaged and subject to the security interests granted hereinabove until the cancellation of this Mortgage by written instrument signed by MORTGAGEE. The Property shall not be sold, alienated, or encumbered to the prejudice of this Mortgage or the MORTGAGEE without the MORTGAGEE'S prior written consent. The MORTGAGOR agrees that, unless there has been prior written approval obtained from the MORTGAGEE, should any of the Property be encumbered, mortgaged, sold or transferred, or leased for longer than one year, either with or without the assumption of the Indebtedness and this Mortgage, such sale, transfer, encumbrance, mortgage or lease shall constitute a breach of this Mortgage. Such an event, at the option of the MORTGAGEE, shall constitute a default hereunder and at MORTGAGEE'S option shall automatically make payable the Indebtedness secured by this Mortgage, without any demand or putting in default. In such an event it shall be lawful for the MORTGAGEE to proceed with enforcement of this Mortgage by executory process, ordinary process, or otherwise.

10. The MORTGAGOR shall not abandon the Property.

11. At all reasonable times the MORTGAGEE shall have access to and the right to inspect the Property.

12. The MORTGAGOR shall observe and comply with all lawful rules and regulations of legally constituted authorities relating to the Property.

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Special Materials include those that violate any national, state, or local contingency plan or the release or threatened release of which may violate or create liability under the Environmental Requirements. Such Special Materials also include (a) asbestos in any form, (b) urea formaldehyde foam insulation, (c) paint containing lead or (d) transformers or other equipment which contain dielectric fluid containing polychlorinated biphenyls (commonly referred to as "PCBs"). Each MORTGAGOR, *in solido*, further represents and warrants to MORTGAGEE that the Mortgaged Land is not now being used nor has it ever been used in the past for activities including the use, generation, collection, storage, treatment or disposal of any Special Materials, and in particular, without limiting the generality of the foregoing, the Mortgaged Land is not now being used nor has it ever been used in the past for a landfill, surface impoundment or other area for the treatment, storage or disposal of solid waste (including solid waste such as sludge). MORTGAGOR will not place or permit to be placed any such Special Materials on or near the said Property. Nothing herein shall be deemed to prohibit or restrict the use, collection, storage, treatment or disposal in a manner c onsistent w ith applicable E nvironmental R equirements, o f insecticides, herbicides, or other pesticides, fertilizers or petroleum products (including gasoline, motor fuel, crankcase oil, heating oil) as part of the agricultural operations now or hereafter conducted by any MORTGAGOR on the premises in a good and husbandlike manner. Each MORTGAGOR, *in solido*, further represents and warrants to MORTGAGEE that there are no wells or septic tanks or other underground tanks (whether currently in use or abandoned-in-place) on the Mortgaged Land serving any other lands and that there are no wells or septic tanks on other property serving the Mortgaged Land. If at any time it is determined that there are Special Materials located on the premises which, under any Environmental Requirements, require special handling in use, generation, collection, storage, treatment or disposal, each MORTGAGOR shall, within 30 days after having obtained actual knowledge thereof, take or cause to be taken, at MORTGAGOR'S sole expense, such actions as may be necessary to comply with all Environmental Requirements. If MORTGAGOR shall fail to take such action, MORTGAGEE may make advances or payments towards performance or satisfaction of the same but shall be under no obligation to do so; and all sums so advanced or paid, including all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, including, without limitation to the extent permitted by applicable law, reasonable attorneys' fees and fines or other penalty payments, shall be at once repayable by MORTGAGOR, *in solido*, and all sums so advanced or paid shall become a part of the indebtedness secured hereby. Failure of MORTGAGOR to comply with all Environmental Requirements shall constitute and be a default under this Mortgage. Each MORTGAGOR, *in solido*, hereby agrees to indemnify and hold MORTGAGEE harmless to the extent permitted by applicable law for all loss, liability, damage, cost and expenses, including reasonable attorneys' fees, for failure of the Mortgaged Land to comply in all respects with the Environmental Requirements or a breach by any MORTGAGOR of any representation, warranty or agreement herein. THE COVENANTS, AGREEMENTS, REPRESENTATIONS, WARRANTIES AND INDEMNITIES OF EACH MORTGAGOR CONTAINED IN THIS PARAGRAPH SHALL SURVIVE THE OCCURRENCE OF ANY EVENT WHATSOEVER, INCLUDING BUT NOT LIMITED TO, THE PAYOFF OF THE NOTE(S) AND ALL OTHER OBLIGATIONS SECURED HEREBY, THE RELEASE OR FORECLOSURE OF THIS MORTGAGE, OR THE ACCEPTANCE BY THE MORTGAGEE OF A DEED IN LIEU OF FORECLOSURE (DATION EN PAIEMENT).

18. If at any time the collateral/security held by the MORTGAGEE should be deemed by MORTGAGEE to be insufficient to secure the payment of the Indebtedness then outstanding, MORTGAGOR and/or DEBTOR agrees to furnish within two business days from demand such additional collateral or make such payment in reduction of the outstanding Indebtedness as may be satisfactory to MORTGAGEE. Upon the failure of MORTGAGOR and/or DEBTOR to make such satisfactory arrangements, or upon MORTGAGOR'S and/or DEBTOR'S failure to pay any portion of the Indebtedness promptly at the maturity thereof, then at the sole option of the MORTGAGOR, the entire Indebtedness secured by this Agreement may be declared due and collectible.

19. Any one of the following shall constitute a default in the Indebtedness secured by this Mortgage, and shall, at MORTGAGEE'S option, automatically accelerate all such Indebtedness and make it payable immediately without any demand or putting in default:

a. A breach by the MORTGAGOR or DEBTOR of any of the obligations, provisions, or covenants of any of the Indebtedness or of this Mortgage.

b. A default in or breach of any obligation, provision, or covenant of any of the Indebtedness secured by this Mortgage.

c. If the MORTGAGOR or DEBTOR should become insolvent or apply to a bankruptcy court to be adjudicated a voluntary bankrupt, or should proceedings be taken against MORTGAGOR or DEBTOR looking to the appointment of a receiver or placing the MORTGAGOR or DEBTOR in involuntary bankruptcy, or should any application for a reorganization be made.

d. If all or any part of the Property is seized under any writ or process of court.

e. If all or any part of the Property is sold, transferred, mortgaged or otherwise encumbered without the prior, written consent of the MORTGAGEE.

TMcHgh

13. The MORTGAGOR shall keep the buildings and improvements on the immovable Property constantly insured against loss by maintaining in effect at all times Fire and Extended Coverage insurance policies (and flood insurance if required by the MORTGAGEE) in such amounts as the MORTGAGEE may require, in companies and in amounts acceptable to the MORTGAGEE, and agrees to transfer such insurance policies to the MORTGAGEE and to make the insurance payable to the MORTGAGEE (as a mortgagee under a standard mortgagee clause) as its interest may appear; and to deliver all of the policies to the MORTGAGEE. If the MORTGAGOR fails to insure and deliver such policies, then the MORTGAGEE may procure such insurance and pay the premiums at the MORTGAGOR'S expense. Any premiums paid by the MORTGAGEE, up to an amount equal to fifteen percent (15%) of the Maximum Secured Amount, shall be an Indebtedness secured by this Mortgage; and such advances shall bear interest at the rate of twelve percent (12%) per annum from date until paid. None of these provisions shall be construed as obligatory upon the MORTGAGEE or as making the MORTGAGEE liable for loss, damage or injury which may result from the non-insurance of the buildings, improvements or the other property or any other failure. In case any money is collected by the MORTGAGEE on account of loss under such insurance policies, at the option of the MORTGAGEE, such money either may be paid to the MORTGAGOR for the purpose of rebuilding or restoring the damaged premises, or may be applied to the Indebtedness secured by this Mortgage, whether the Indebtedness is due or not.

14. In addition to other insurance coverages, if the immovable Property (land) covered by this Mortgage (the "Mortgaged Land") is located in a government mandated flood area where participation in a Federal Flood Insurance Program is required, MORTGAGOR agrees that upon receipt of notification from MORTGAGEE and within the time period established by MORTGAGEE, MORTGAGOR will obtain and maintain flood insurance in such amount as MORTGAGEE requires on all buildings, improvements, fixtures and any mobile home(s), now existing or hereafter erected, placed or maintained on or in the Mortgaged Land described in this Mortgage, together with all other personal property securing MORTGAGOR'S obligations to MORTGAGEE and maintained on or in such buildings, improvements or mobile home(s), until the loans, future advances and all other Indebtedness secured by the Mortgaged Land and this Mortgage is fully paid and this Mortgage is cancelled of record by MORTGAGEE. MORTGAGEE may require MORTGAGOR to obtain or maintain such flood insurance at the time that any loan(s) secured hereby are made or at any time thereafter until the loans secured by such property are fully paid. MORTGAGOR further agrees to pay MORTGAGEE all reasonable fees and costs MORTGAGEE incurs in determining whether any of the property is located in an area having special flood hazards including determination fees (of initial and subsequent determination as well as fees for monitoring the flood hazard status of the property during the life of the loan), together with the costs of premiums and fees incurred with purchasing flood insurance for MORTGAGOR, if MORTGAGOR fails to do so within the time period required by MORTGAGEE. Any such fees, premiums or costs shall, in MORTGAGEE'S sole discretion, be due and payable on demand or as otherwise provided for in the promissory note(s) secured by this Mortgage. At the option of MORTGAGEE, insurance funds may be used for reconstruction or repair of the destroyed or damaged insured buildings and insurance funds not so used shall be applied on such part of the indebtedness secured hereby as MORTGAGEE, in its sole discretion, may determine.

15. The MORTGAGOR shall pay all taxes (including but not limited to local and special assessments) assessed and all liens asserted against the Property by any governmental authorities to enforce assessed taxes. If the MORTGAGOR fails to pay these sums, the MORTGAGEE may pay the taxes or liens at the MORTGAGOR'S expense. Any taxes or liens paid by the MORTGAGEE, up to an amount equal to fifteen percent (15%) of the Maximum Secured Amount, shall be an Indebtedness secured by this Mortgage; and such advances for taxes or assessments shall bear interest at the rate of twelve percent (12%) per annum from date until paid.

16. The MORTGAGOR shall maintain, preserve and at all times keep any and all Property subject to this Mortgage in thorough repair and good working order and condition. The MORTGAGOR shall make all needful repairs, renewals, additions, betterments and improvements to the Property so that at no time shall the security of this Mortgage become impaired. The MORTGAGEE, at its option, may cause reasonable maintenance work to be performed at the cost of the MORTGAGOR. Any funds expended for such work, up to an amount equal to fifty percent (50%) of the Maximum Secured Amount, shall be an Indebtedness secured by this Mortgage; and such funds shall bear interest at the rate of twelve percent (12%) per annum from date until paid.

17. Each MORTGAGOR hereby represents and warrants *in solido* to MORTGAGEE that there are no materials (hereinafter collectively called "Special Materials") presently located on or near the Mortgaged Land which, under Federal, state or local law, statute, ordinance, regulation or standard or administrative or court order or decree or private agreement (hereinafter collectively called "Environmental Requirements"), require special handling in use, generation, collection, storage, treatment or disposal, or payment of costs associated with responding to the lawful directives of any court or agency of competent jurisdiction or for similar economic loss. Such

f. Upon destruction or substantial damage to the improvements on the Property by the fault of the MORTGAGOR.

g. Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce or to make possible the production of an agricultural commodity, further explained in 7 CFR Part 1940, Subpart G, Exhibit M.

20. Upon any default, whether the MORTGAGEE accelerates the maturity of the Indebtedness secured by this Mortgage, or whether the MORTGAGEE institutes foreclosure proceedings, the MORTGAGEE at its option may have a receiver appointed by the court to take possession of all or any portion of the Property to manage or operate it and conserve the value thereof, and to collect its rents, issues and profits. The receiver may also take possession of and for these purposes use any and all personal property contained on the Property and used by the MORTGAGOR in the occupancy, use, rental or leasing of all or any part of the Property. The right to enter and take possession of the Property and use personal property, to manage, operate and conserve the said Property, and to collect the rents, issues, and profits, shall be in addition to all other rights or remedies of the MORTGAGEE. After paying costs of collection and any other expenses incurred, the proceeds shall be applied to the payment of the Indebtedness secured by this Mortgage in any order that the MORTGAGEE shall elect. The MORTGAGEE shall not be liable to account to the MORTGAGOR for any of these actions other than to account for any rents or other revenues from the operation of the Property actually received by the MORTGAGEE. The MORTGAGEE shall have the option, at its discretion, of appointing itself or its agent as keeper of the Property pursuant to the provisions of R.S. 9:5136, et seq. The keeper appointed pursuant to these provisions shall have all the powers, duties, and compensation provided for in R.S. 9:5138, and shall not be required to provide any bond otherwise than as required by law in such proceedings, pursuant to R.S. 9:5139. Such keeper shall be entitled to reimbursement for all reasonable out-of-pocket expenses and for a reasonable fee for its services not to exceed ten percent (10%) of the revenues received.

21. The MORTGAGOR warrants that, upon request from the MORTGAGEE, MORTGAGOR will sign all necessary documents or instruments and take all necessary actions to interrupt prescription on the Indebtedness and to reinscribe this Mortgage. Failure of the MORTGAGOR to do so shall constitute a default under the Indebtedness and this Mortgage. The MORTGAGOR now irrevocably appoints the MORTGAGEE as his lawful attorney-in-fact for the specific purpose of reinscribing this Mortgage in the public records of any parish in the State of Louisiana; but nothing shall require the MORTGAGEE to reinscribe this Mortgage, and the failure of the MORTGAGEE to reinscribe it shall not be grounds for any cause of action, either by the MORTGAGOR or by any assignee (including future holders of any Indebtedness) of the MORTGAGEE. Without limiting any of the provisions of this Mortgage, the MORTGAGOR expressly grants unto the MORTGAGEE, as a Secured Party, a security interest in all of the Property described in this Mortgage (including both that now existing and that hereafter arising) to the full extent that the said Property may be subject to the said Uniform Commercial Code - Secured Transactions. MORTGAGOR hereby agrees to execute and deliver, upon demand, and hereby irrevocably constitutes and appoints MORTGAGEE as its attorney-in-fact, to execute, deliver and file with the office of the Secretary of State of the State of Louisiana, and/or any appropriate filing office in any other jurisdiction, Federal or state, such financing statements or other statements or instruments as the MORTGAGEE may request or require in order to perfect the security interests granted hereby or to continue the effectiveness of the same.

22. An event of default under this instrument will occur if any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce or to make possible the production of an agricultural commodity, as further explained in 7 CF R Part 1940 , S ubpart G , E xhibit M . Upon d efault, t he en tire indebtedness secured hereby shall, at the option of the Lender, become immediately due and payable with interest thereon at the billing rate then in effect without notice, and this instrument may be foreclosed accordingly.

23. All the agreements and stipulations herein contained and all the obligations assumed in this Mortgage shall inure to the benefit of and be binding upon the heirs, successors and assigns of the respective parties, and it is specifically agreed that if MORTGAGEE transfers any of the Indebtedness, MORTGAGEE may also transfer any and/or all rights under this Mortgage to such transferee. If such rights under this Mortgage are transferred, all rights granted in this Mortgage to the MORTGAGEE shall inure to the benefit of, and may be enforced and executed by, such transferees of any Indebtedness secured by this Mortgage, and all such transferees of any Indebtedness secured under this Mortgage shall be entitled to all of the rights and benefits granted to the MORTGAGEE in this Mortgage with respect to any such Indebtedness acquired by such transferee. This Mortgage is not intended to, and shall not, cancel or supersede any previously granted mortgage, security interest or other encumbrance granted by MORTGAGOR or others, but shall be supplemental and in addition thereto. All parties signing this instrument have declared themselves to be of full legal capacity.

24. At any time, without notice to or consent by the MORTGAGOR, and without either affecting the liability of any other person, partnership, corporation or entity not expressly released in writing or affecting the rights of the MORTGAGEE to any security not expressly released in writing, the MORTGAGEE may:

a. Release any person, corporation or entity for all or any part of any Indebtedness secured by this Mortgage.

b. Extend, modify or alter the time or terms of payment of all or any part of any Indebtedness secured by this Mortgage.

c. Accept additional security.

d. Release, subordinate, or modify any consensual or nonconsensual security device (including, but not limited to, any form or mortgage, future advance mortgage, mortgage to secure present and future Indebtedness, construction mortgage, collateral mortgage, chattel mortgage, collateral chattel mortgage, lien, privilege, pledge, security agreement or assignment) on any property, immovable or movable, corporeal or incorporeal (including, but not limited to, the Property that is described in this Mortgage).

25. As used in this Mortgage, the term "shall" is mandatory, not discretionary; the term "may" is discretionary, not mandatory.

26. The parties to this Mortgage dispense with any certificate of mortgage and agree to hold me, Notary, harmless for the nonproduction thereof.

27. Both MORTGAGOR and MORTGAGOR'S spouse, if any, declared that with respect to the Property hereby mortgaged, they do expressly waive and renounce in favor of the MORTGAGEE and the holder of the Indebtedness any and all homestead exemptions and other exemptions from seizure and/or sale or claims thereto, whether existing or arising under or by virtue of the Constitution and laws of the State of Louisiana or otherwise.

28. Wherever the word "MORTGAGOR" or the word "MORTGAGEE" or the word "DEBTOR" or the word "holder" or the word "he" occurs in this instrument, it shall be construed as singular or plural, masculine, feminine or neuter, as the case may be. The words "any Indebtedness" shall include" the Indebtedness" and the words "the Indebtedness" shall include "any Indebtedness." It is expressly agreed that this Mortgage, and granting of the mortgage, assignments and security interest with respect to the Property (collateral) described herein, shall apply to the separate, joint and/or solidary Indebtednesses of each of the persons or entities signing as MORTGAGOR and to the separate joint and/or solidary Indebtednesses of each of the persons or entities named as DEBTOR. Further, MORTGAGOR declares that the tax identification number and/or social security number shown beneath each MORTGAGOR'S name is said MORTGAGOR'S correct tax identification and/or social security number.

AND NOW UNTO THESE PRESENTS, intervenes and appears MORTGAGOR'S spouse who expressly consents to the execution (and granting of) this Mortgage and joins with MORTGAGOR in the waiver and renunciation of any and all homestead exemptions and other exemptions from seizure and/or sale, as aforesaid.

THUS DONE, READ AND SIGNED by the parties in the Parish/County and State and on the date set forth above, in the presence of me, Notary, and the undersigned competent witnesses, after a due reading of the whole.

TMCK

MORTGAGOR(S):

VANGUARD SYNFUELS, L.L.C.

By: ________________________________ (SEAL)

DARRELL J DUBROC, CEO/MANAGER

By: ________________________________ (SEAL)

TIM A COLLINS, CFO/MANAGER

________________________________ (SEAL)

________________________________ (SEAL)

________________________________ (SEAL)

________________________________ (SEAL)

________________________________ (SEAL)

________________________________ (SEAL)

________________________________ (SEAL)

________________________________ (SEAL)

WITNESSES:

________________________ ________________________

DONNA F. THIBODEAUX DEBRA GUILLORY

COPY

MORTGAGEE:

First South Farm Credit, ACA

By: ________________________________

Perry L. Moses

INTERVENOR(S):

____

____

____

____

____

Jamie L. Bennett

NOTARY PUBLIC

EXHIBIT A

TRACT ONE- Plant Site:

A certain piece, parcel, tract of ground, together with all the buildings and improvements thereon, located in Section 29, Township 7 North, Range 1 East, Grant Parish, Louisiana, together with all rights, ways, privileges thereunto appertaining and being more particularly described as follows, to-wit:

The West one-half of Section 29, Township 7 North, Range 1 East, containing 320 acres, more or less, and being a portion of the property acquired by Farmland Industries, Inc. by Act of Cash Sale recorded September 17, 1975 at Conveyance Book 199, Page 639,under Registry No. 76834, records of Grant Parish, Louisiana, as corrected by "Affidavit of Correction" recorded in Conveyance Book 364, Page 857, under Registry No. 126742.

LESS AND EXCEPT:

1) The road dedicated to the Public pursuant to a "Dedication of Public Road" as recorded in Conveyance Book 207, Page 155, under Registry No. 79068;

2) That certain .27-acre tract conveyed to Bernice Scott Montgomery as per an " Act of Exchange" recorded in Conveyance Book 285, Page 765, under Registry No.101221; said tract being more particularly described as follows:

A certain piece, parcel or tract of land, together with all buildings and improvements thereon, and all rights, ways and privileges thereunto appertaining, being a part of the Southwest Quarter of the Southwest Quarter of Section 29, Township 7 North, Range 1 East, Grant Parish, Louisiana, and being more particularly described as follows, to-wit:

Commence at the Southeast corner of Section 30, Township 7 North, Range 1 East, thence proceed North 0 degrees 19 minutes West along the line common to Sections 29 and 30 a distance of 120 feet to the point of beginning. From the point of beginning thus established, continue North 0 degrees 19

minutes West along said line a distance of 275 feet; thence proceed North 89 degrees 13 minutes East a distance of 42.99 feet; thence proceed South 0 degrees 17 minutes East a distance of 278.7 feet; thence proceed North 85 degrees 51 minutes West a distance of 42.99 feet back to the point of beginning, said tract containing 0.27 acres, all as more particularly shown on plat of survey by Stephen Barrett Gremillion dated February 28, 1987.

3) All improvements, equipment and other tangible property, constituting personal property located at "CO2 Plant Site" containing .51 acres and being more particularly described as follows:

A piece, parcel, or tract of land situated in the West ½ of Section 29, T7N-R1E, Grant Parish, Louisiana, being more particularly described as follows:

The bearings herein are grid Louisiana North Zone 1927.

Commence at the West ¼ section corner of Section 29, T7N-R1E, Grant Parish, Louisiana; thence run South 62 degrees 14 minutes 12 seconds East a distance of 1,696.00 feet to the POINT OF BEGINNING of the property herein described; thence South 82 degrees 10 minutes 30 seconds East a distance of 170.00 feet; thence [illegible] degrees 49 minutes 30 sec[illegible] a distance of 130.00 feet then[illegible] Nor[illegible] degrees 49 minutes 30 second[illegible]st a distance of 170 feet thence North 7 degrees 49 minutes 30 seconds East a distance of 130 feet to the POINT OF BEGINNING and containing 0.51 acres, more or less.

and being that same property sold to EPCO Carbondioxide Products, Inc. as per "Bill of

Sale" recorded at Conveyance Book 326, Page 796, under Registry No. 114012.

TRACT TWO- Intake Site:

A certain piece, parcel or tract of land situated in the East ½ of NE ¼, Section 31, T7N-R2E, Grant Parish, Louisiana, more particularly described as follows:

From the Northeast corner of the E ½, SE ¼, Section 31, T7N- R2E, run West 461.8 feet; thence South 1069.34 feet; thence South 22 degrees 30 minutes West 814.62 feet, more or less; thence South 28 degrees 15 minutes East 401.4 feet, more or less; thence North 50 degrees 09 minutes East 148.93 feet to the POINT OF BEGINNIG and the Northeast corner of the herein described tract; thence South 39 degrees 51 minutes East 200.0 feet; thence south 50 degrees 09 minutes West 200.0 feet; thence North 39 degrees 51 minutes West 200.0 feet; thence North 50 degrees 09 minutes East 200.0 feet to the POINT OF BEGINNING, all as shown on map prepared by Meyer, Meyer, LaCroix & Hixson, Inc., dated September 18, 1975, and revised January 7, 1976, and April 20, 1976; being that same property acquired by Farmland Industries, Inc. from Foster Investment Corporation pursuant to Act of Cash Sale recorded in COB 201, Page 162, Entry No. 77325.

TRACT THREE:

A certain piece, parcel, tract of ground, located in Section 30, Township 7 North, Range 1 East, Grant Parish, Louisiana, together with rights, ways, privileges thereunto appertaining and being more particularly described as follows, to-wit:

That certain land containing .27 acres as acquired from Bernice Scott Montgomery as per "Act of Exchange" recorded in Conveyance Book 285, Page 765, under Registry No. 101221, being more particularly described as follows, to-wit:

Commence at the Southeast corner of Section 30, Township 7 North, Range 1 East, thence proceed North 0 degrees 19 minutes West along the line common to Sections 29 and 30 a distance of 395 feet to the Point of Beginning. From the Point of Beginning thus established, continue North 0 degrees 19 minutes West along said line a distance of 271.4 feet; thence proceed South 89 degrees 06 minutes West a distance of 39 feet; thence proceed South 1 degree 36 minutes West along the East right of way of Old U.S. Highway No. 165, a distance of 271.55 feet; thence leaving said right of way proceed North 85 degrees 13 minutesEast a distance of 48.08 feet back to the point of beginning; said tract containing 0.27 acres, all as more particularly shown on plat of survey by Stephen Barrett Gremillion dated February 28, 1987;

COPY

together with all fixtures, equipment, furniture, furnishings, supplies and movable property owned by SELLER and used in connection with the operation of the herein described property and all rights, ways, privileges, servitudes and easements thereunto appertaining, including but not limited to the rights granted in favor of Farmland Industries, Inc. as per the following

RJP/TRC

rights-of-way, easements, servitudes, etc., to-wit:

1) Right-of-way and Servitude Agreement; Foster Investments Corporation, Grantor. Farmland Industries, Inc., Grantee, (1/7/76) recorded 1/20/76, COB 201 Page 167, Entry No. 77326; Act of Correction, 1/30/76 recorded 5/19/76 COB 202 Page 780, Entry No. 77892. (Section 31, T7N-R2E) Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry # 78921.

2) *Right-of-way and Servitude Agreement:* Roy D. Kitterlin, Claudia Kitterlin Clay. Grantors, Farmland Industries, Inc., Grantee, (1/7/76) recorded 1/20/76, COB 201 Page 182, Entry No. 77328. (Sections 30 and 31, T7N-R2E); Partial Assignment of Right of Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee (2/4/77) COB 206 Page 659, Entry No. 78920; Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry #78921.

3) *Right-of-Way and Servitude Agreement;* Wesco Materials Corporation, Grantor. Farmland Industries, Inc., Grantee, (3/3/76) recorded 3/25/76, COB 202 Page 75, Entry No. 77610. (Section 26, T7N-R1E).

4) *Right-of-Way and Servitude Agreement:* Louisiana-Pacific Corporation, Grantor. Farmland Industries, Inc., Grantee, (2/27/76) recorded 3/25/76, COB 202 Page 83, Entry No. 77611. (Sections 29 and 25, T7N-R1E; Section 30, T7N-R2E); Amendment of Right-of-Way and Servitude Agreement and Act of Correction, recorded 8/2/85 in COB 274, Page 182, Entry No. 97713; Partial Assignment of Right-of-Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc. Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

5) *Right-of-Way and Servitude Agreement:* Louisiana-Pacific Corporation, Grantor to Farmland Industries, Inc., Grantee, dated February 27, 1976, recorded in COB 202, Page 92, Entry No. 77612; Partial Assignment by Farmland Industries, Inc., Assignor; Gulf Central Pipeline Company, Grantee, (2/4/77) COB 206, Page 649, Entry No. 78918.

6) *Right-of-Way and Servitude Agreement:* Harold B. Martin, Grantor; Farmland Industries, Inc., Grantee, (2/25/76), recorded in COB 202, Page 99, Entry No. 77613; as amended per Amendment recorded 8/2/85 in COB 274, Page 186, Entry No. 97714; as amended pursuant to Amendment recorded 8/2/85, Entry No. 97716; Partial Assignment of Right-of-Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee (2/4/77) COB 206, Page 659, Entry No. 78920.

7) *Right-of-Way and Servitude Agreement:* W.O. Mille[illegible] al, Grantor; Farmland Industries, Inc., Grantee, recorded in COB 202, Pa[illegible]s amended per Amendment recorded 8/2/85 in COB [illegible]4, P[illegible] 97714; as amended pursuant to Amendment record[illegible] 9[illegible]16;

8) *Right-of-Way and Servitude Agreement:* David Louis Winkler, et al, Grantee; Farmland Industries, Inc., Grantee, recorded in COB 202, Page 117, Entry No. 77616; as amended per Amendment recorded 8/2/85 in COB 274, page 186,

Entry No. 97714; as amended pursuant to Amendment recorded 8/2/85, Entry No. 97716;

9) *Act of Exchange (Right-of-Way Deed)* between Mary Parish Bell and Farmland Industries, Inc., dated April 1,1976, recorded April 7,1976, COB 202 Page 233, Entry No. 77667. (Sections 28, 27 and 26 T7N-R1E); as amended pursuant to Amendment recorded 8/2/85, COB 274, Page 179, Entry No. 97712; Partial Assignment by Farmland Industries, Inc., Assignor; Gulf Central Pipeline Company, Grantee (2/4/77) COB 206, page 649, Entry No. 78918; Partial Assignment of Right of Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

10) *Right-of-Way and Servitude Agreement:* Lysso A. Coco, Grantor; Farmland Industries, Inc., Grantee, (12/28/76) COB 202, Page 142, Entry No. 78762; Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry # 78921.

11) *Right-of-Way and Servitude Agreement:* Judith Hyams Bennett, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 149, Entry No. 78763.

12) *Right-of-Way and Servitude Agreement:* Burton Sale, Jr., Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 156, Entry No. 78764.

13) *Right-of-Way and Servitude Agreement:* Shirley E. Thomas, et al, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 164, Entry No. 78765.

14) *Right-of-Way and Servitude Agreement:* Fred Drew, et ux, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 172, Entry No. 78766

15) *Right-of-Way and Servitude Agreement:* Jon R. Washam, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 179, Entry No. 78767.

16) *Right-of-Way and Servitude Agreement:* James W. Washam, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 186, Entry No. 78768.

17) *Right-of-Way and Servitude Agreement:* James E. Hyams, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 193, Entry No. 78769.

18) *Right-of-Way and Servitude Agreement:* William Louis Albritton, Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page 628, Entry No. 78915.

19) *Right-of-Way and Servitude Agreement:* Madeline H. Wingate, Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page 635, Entry No. 78916.

20) *Right-of-Way and Servitude Agreement:* H. Rutland Hyams, Jr., Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page 642, Entry No. 78917.

21) *Partial Assignment of Right of Way and Consent to Pipeline Construction:* Louisiana Rural Electric Corporation, Assignor; Farmland Industries Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

22) *Right-of-Way and Servitude Agreement:* Farmland Industries Inc., Grantee; Mary Parish Bell, Grantor; (8/2/85) COB 274, Page 175, Entry No. 97711.

23) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Central Louisiana Electric Company, Inc., Assignor; Farmland Industries, Inc., Grantee (8/21/85) COB 274, Page 438, Entry No. 97831.

24) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Farmland Industries, Inc., Assignee; Central Louisiana Electric Company, Inc., Assignor (8/21/85) COB 274, Page 443, Entry No.97832.

Signed for Identification with Multiple Indebtedness Mortgage in the amount of $7,000,000.00 executed this 12th day of January, 2006 by Vanguard Synfuels, L.L.C. to and in favor of FIRST SOUTH FARM CREDIT, ACA

VANGUARD SYNFUELS, L.L.C.

BY: ______________________
Darrell J. Dubroc, CEO/Manager

BY: ______________________
Tim A. Collins, CFO/Manager

FIRST SOUTH FARM CREDIT, ACA

BY: ______________________
Perry L. Moses

____
NOTARY PUBLIC

COPY

21) *Partial Assignment of Right of Way and Consent to Pipeline Construction:* Louisiana Rural Electric Corporation, Assignor; Farmland Industries Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

22) *Right-of-Way and Servitude Agreement:* Farmland Industries Inc., Grantee; Mary Parish Bell, Grantor; (8/2/85) COB 274, Page 175, Entry No. 97711.

23) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Central Louisiana Electric Company, Inc., Assignor; Farmland Industries, Inc., Grantee (8/21/85) COB 274, Page 438, Entry No. 97831.

24) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Farmland Industries, Inc., Assignee; Central Louisiana Electric Company, Inc., Assignor (8/21/85) COB 274, Page 443, Entry No.97832.

Signed for Identification with Multiple Indebtedness Mortgage in the amount of $7,000,000.00 executed this 12th day of January, 2006 by Vanguard Synfuels, L.L.C. to and in favor of FIRST SOUTH FARM CREDIT, ACA

VANGUARD SYNFUELS, L.L.C.

BY: [signature]
Darrell J. Dubroc, CEO/Manager

BY: [signature]
Tim A. Collins, CFO/Manager

FIRST SOUTH FARM CREDIT, ACA

BY: [signature]
Perry L. Moses

[signature]
NOTARY PUBLIC

COPY

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, made January 12, 2006, by and between the undersigned **VANGUARD SYNFUELS, L.L.C.**, whose address is **P O BOX 399 737 ABE HALL RD, POLLOCK, LA** ("Debtor" whether one or more; provided that where Debtor and Borrower (as defined herein) are not the same person, the term "Debtor" as used herein shall mean the owner of the Collateral (as defined herein) when dealing with the Collateral (as defined herein), Borrower (as defined herein) when dealing with the obligation or debt secured hereby, and may include both where the context so requires) and **First South Farm Credit, ACA** , whose principal office is located at **2308 S MacArthur Dr, Alexandria, LA** ("Secured Party").

RECITALS:

1. Debtor desires to grant to Secured Party security interests in, and Secured Party desires to define its security interests in, certain collateral security for Debtor's present and future liabilities and obligations to Secured Party.

2. The terms and provisions hereof shall provide for the rights, security interests, privileges and remedies originally granted hereunder and shall reconfirm, as well as augment, supplement and expand, Secured Party's rights, security interests, privileges and remedies set forth in any security agreements, or agreements of a similar nature previously or hereafter executed by Debtor in favor of Secured Party.

IN CONSIDERATION OF the foregoing recitals and of any loan or other financial accommodation heretofore, now or hereafter made or granted by Secured Party to **VANGUARD SYNFUELS, L.L.C.** ("Borrower" whether one or more), Debtor hereby agrees with Secured Party as follows:

I. OBLIGATIONS SECURED

The parties hereto, intending to be legally bound hereby, agree that the security interests granted hereunder in the described Collateral secure the (i) performance by the undersigned of its obligations hereunder and the payment and performance by Borrower of its obligations under all its agreements with Secured Party, as well as (ii) payment of any sums now, heretofore or hereafter owing to Secured Party by Borrower, whether or not evidenced by any note or other instrument and whether or not for the payment of money, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, (iii) repayment of any amounts that Secured Party may advance or spend for the maintenance or preservation of the Collateral and any other expenditures that Secured Party may make under the provisions of this Security Agreement or for the benefit of Debtor, (iv) any covenant of Debtor hereunder with regard to the Collateral and (v) any of the foregoing that arise after the filing of a petition by or against Debtor under the U.S. Bankruptcy Code, even if the obligations do not accrue because of the automatic stay; together with all interest thereon and costs of collection thereof, including reasonable attorneys' fees and expenses, as well as all its liabilities and obligations under any other agreements with Secured Party, now and in the future, including all renewals, reamortizations, modifications, deferments, and extensions of the foregoing and including any debt, liability or obligation owing from Borrower to others which Secured Party may have obtained by assignment or otherwise, and further, including all interest, fees, charges, expenses and attorneys' fees chargeable to Borrower's account to the extent not prohibited by applicable law, whether provided for herein or in any other agreement with Secured Party, all of which liabilities, payments and obligations being referred to herein as the "Indebtedness." Debtor agrees to pay to Secured Party, or order, all Indebtedness listed herein strictly in accordance with their terms and with full recourse, whether incurred by Debtor or Borrower.

II. GRANT OF SECURITY INTEREST

Debtor hereby gives and grants to Secured Party a continuing lien on and security interest in all of the following described existing and future property of Debtor, wherever located and now owned or hereafter acquired (the "Collateral"):

CHECKING THE BOXES BELOW CONSTITUTES THE INCLUSION OF THE COLLATERAL THEREIN DESCRIBED (If space is not sufficient to describe particular items insert "SEE ATTACHED ADDENDUM" under category of Collateral and describe items on addendum).

[X] GOODS - All goods, as defined in the Uniform Commercial Code in effect under the laws of the State of LA from time to time, as the same may be amended (the "Code").

[X] INVENTORY - All inventory of every nature, including supplies, stock-in-trade, raw materials, work in process, including all goods (other than farm products) which are leased by Debtor as lessor, are held by Debtor for sale or lease or to be furnished under contracts of service, or are furnished under a contract of service, or consist of materials used or consumed in Debtor's business, and including all returned, reclaimed and repossessed goods, whether now in Debtor's possession or control or hereafter acquired by way of replacement, substitution, addition or otherwise.

[X] EQUIPMENT - All equipment and machinery of every type, including furniture, fixtures, boilers, electrical generators, office equipment, equipment supplies, labels, wrappers, containers, cartons, cases, packaging materials, tools and trade fixtures, and all other goods (other than inventory, farm products or consumer goods), and including:
SEE ATTACHED EXHIBIT "1"

[X] ACCOUNTS - All accounts, chattel paper (including electronic chattel paper), notes and other instruments, documents, contracts, choses in action, returned and unearned insurance premiums, tax refunds and all other obligations now or hereafter owing to Debtor, together with all interests of Debtor in goods, the sale or lease of which shall have given or may give rise to any of the foregoing.

[X] FARM PRODUCTS - All farm products, including all feed, feed ingredients, including soybeans, corn, barley, wheat, soybean meal, soy oil and fish scraps and all other supplies used or produced in a farming operation, all livestock of every type, kind, weight, age, born or unborn, alive, killed or being processed, on hand, in storage, or in transit, all acuatic goods produced in aquacultural operations, and including:

[ ] CROPS - All crops grown, growing or to be grown, planted or to be planted on the hereinafter described lands, including:

[X] FIXTURES - All property that would be a fixture (under applicable state law) on the hereinafter described lands, including the following (list all equipment, machinery and storage facilities affixed to real estate, particularly harvestore, bulk tanks, etc.):
SEE ATTACHED EXHIBIT "A" FOR DESCRIPTION OF REAL PROPERTY

COPY

[X] TIMBER - All timber subject to a timber conveyance and all timber to be cut and/or harvested thereunder on the hereinafter described lands, including:
ALL STANDING TIMBER, TIMBER TO BE CUT, TIMBER ON THE FOLLOWING DESCRIBED REAL ESTATE OWNED BY VANGUARD SYNFUELS, L.L.C., LOCATED IN GRANT PARISH, LOUISIANA, SEE ATTACHED EXHIBIT "A" FOR DESCRIPTION OF REAL PROPERTY.

The above described crop, fixtures, and/or standing timber are or will become located on the land owned or occupied by Debtor in the following Parish(es) in the State of Louisiana (describe distance to and name or number of closest road or intersection, amount of acreage). (Optional - if known, deed book and page reference where a legal description of the real estate is contained should be stated). Inclusion of a description of the land does not limit the security interest in all crops, fixtures, standing timber and/or as-extracted collateral in which a security interest is granted, regardless of the location of the Collateral or the accuracy of the description of the land.
SEE ATTACHED EXHIBIT "A" FOR DESCRIPTION OF REAL PROPERTY

[X] INTANGIBLES - All general intangibles, including payment intangibles, software, customer lists, books and records, including all correspondence and credit files, tapes, cards, computer runs, computer programs, and other papers and documents, whether in the possession or control of Debtor or any computer service bureau, rights in franchises and sales contracts, patents, copyrights, trademarks, logos, trade names, label designs, brand names, plans, blueprints, patterns, trade secrets, licenses, jigs, dies, molds and formulas.

[ ] INVESTMENT PROPERTY - All investment property, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, including:

[ ] COMMERCIAL TORT CLAIMS - The following described tort claim(s) of Debtor (for each claim specify the identity of the obligor(s), nature of the claim, and forum, if any, in which the claim is being or has been litigated):

[ ] DEPOSIT ACCOUNTS - All deposit accounts, including all demand, time, savings, passbook or similar accounts maintained with any bank, including the following (for each Deposit Account specify the identity of the bank, the bank's address, the account number, and the identity of the bank officer responsible for Debtor's relationship with the bank):

[ ] LETTER-OF-CREDIT RIGHTS - All letter-of-credit rights, including all rights to payment and performance under letters-of-credit, including all rights under the following letter(s)-of-credit (for each letter-of-credit, specify the identity of the issuer, the issuer's address, and the letter-of-credit number):

[X] OTHER COLLATERAL - Specify (include motor vehicles, mobile homes, certificates of deposit or other specific items or types of property):
Assignment of all contract rights related to the purchasing of inputs and the sale of by-products, all leases, and any other negotiable instruments executed by the Borrower.

[X] ASSOCIATION EQUITY - All stock, participation certificates and allocated surplus credits, including rights thereto, now or hereafter issued by Secured Party.

IN ADDITION TO THE COLLATERAL checked above, the term "Collateral" shall include all proceeds and products of and additions to the Collateral, insurance proceeds, accessions, and after-acquired collateral of the same type or types. If the Collateral consists of Crops or Farm Products, the term "Collateral" shall include all insurance proceeds, governmental farm program payments, market loss adjustment payments, subsidies, crop diversion payments, reduced acreage payments and any other crop subsidy payments and all other general or special governmental payments related to the Collateral or to Debtor, regardless of the classification.

III. WARRANTIES, COVENANTS AND REPRESENTATIONS

Debtor hereby represents, warrants and covenants as follows:

1. The statements contained in Debtor's loan application(s) are true and correct and that the proceeds of the loan or loans secured hereby will be used solely for the purposes set forth in such application(s), and to the extent that any of the Collateral is purchased with the proceeds of any loan or advance secured hereby, Debtor hereby authorizes Secured Party at its option to disburse such proceeds to the seller of such Collateral, and

2. Debtor is the owner of the Collateral and has rights in and the power to transfer the Collateral and grant an effective security interest therein free and clear of liens and encumbrances, prior security interests, agricultural liens, adverse claims and restrictions on transfer or pledge, except as created by this Security Agreement and EXCEPT FOR the following (list any liens against the Collateral; insert None if applicable):
NONE , and

3. Borrower will pay when due all indebtedness secured hereby with interest, together with any rent, taxes, levies, assessments or other claims which are or may become liens against the Collateral, and

4. Debtor will care for and maintain the Collateral in a good and husbandlike manner, will not further encumber, cancel, remove, sell or otherwise dispose of the same without the written consent of Secured Party, and, upon demand, will provide additional Collateral acceptable to Secured Party, and

5. Debtor will insure the Collateral in such amounts and in such manner as may be required by Secured Party and will pay premiums therefor when due, and

6. Debtor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may require from time to time to vest in and to assure to Secured Party its rights hereunder and in or to the Collateral and proceeds thereof, including waivers from landlords and mortgagees, and subordinations of any agricultural lien which may be prior to the lien of Secured Party, and

7. Debtor's chief executive office is located in the following state (the "Chief Executive Office State"): Louisiana , and

DEBTOR: VANGUARD SYNFUELS, L.L.C. "TAX ID#27-0080868

EXHIBIT "1"

FIRE WATER STATION

2203-HA FIRE WATER STATION
2203-HB FIRE WATER STATION
2203-HC FIRE WATER STATION
2203-HD FIRE WATER STATION
2203-HE FIRE WATER STATION
2203-HF FIRE WATER STATION
2206-JA FIRE WATER PUMP WITH ELECTRIC MOTOR
2206-JB FIRE WATER PUMP WITH DIESEL MOTOR
2207-J JOCKEY FIRE WATER PUMP WITH MOTOR

INSTRUMENTATION

EQUIPMENT

DELTA V CONTROL SYSTEM
NEW INSTRUMENTATION
NEW LOAN OUT METER/ELEC.

BUILDINGS

ADMINISTRATION BUILDING
WAREHOUSE/MAINTENANCE BUILDING
2203-K SWITCHGEAR BUILDING
GHARCHEM BUILDING
2205-K EMERGENCY GENERATOR BUILDING
101-K CONTROL ROOM/LABORATORY/MCC-1 BUILDING CHEMICAL BUILDING
ETS BUILDING
LOADING BUILDING

SURFACE IMPOUNDMENTS

RAW WATER HOLDING POUND
SOLID SETTLING POND
NORTH NEUTRALIZATION POND
SOUTH NEUTRALIZATION POND
NORTH EFFLUENT POND
SOUTH EFFLUENT POND
PIPING AND VALVES ASSOCIATED WITH POND OPERATIONS

INSULATION/PAINTING/SPECIALITIES

EQUIPMENT

INSULATE & HEAT TRACE 80 TANKS
SOY OIL TANK ELECTRIC HEATERS
INSULATE PIPING & VESSELS

ROLLING STOCK

1992 FORD F150 VEH#92156
1997 FORD TAURUS VIN#1 FALP52USVA191315
1985 CHEVROLET 3/4 TON (WELDING TRUCK) 1GCGC24M7FF3
1988 FORD F150 (OPERATIONS TRUCK) 1FTDF15Y5JKA43646
HYSTER H60XL FORK LIFT TRUCK
KUBOTA GC54 LAWN TRACTOR
GROVE RT58 20 TON CRANE
1988 3910 FORD TRACTOR WITH ATTACHMENTS
6 EACH GOLF CARTS

MISC

MOTOROLA RADIO SYSTEM
LAND
CONCRETE FOUNDATIONS
ALL TOOLS AND SHOP EQUIPMENT LOCATED IN WAREHOUSE AND ASSOCIATED
MAINTENANCE OFFICES
ALL SPARE PARTS FOR EQUIPMENT ON THIS LIST
ALL AVAILABLE FOUNDATION DRAWINGS, EQUIPMENT FILES/DRAWINGS, P & IDS, PFDS AND MAINTENANCE FILES FOR ITEMS LISTED

2220-J SOLID SETTING BOOSTER PUMP WITH MOTOR
2220-JA SOLID SETTING BOOSTER PUMP WITH MOTOR
2213-L RIVER WATER CHLORINATOR
2218-JA RAW WATER PUMP WITH MOTOR
2218-JB RAW WATER PUMP WITH MOTOR
2218-JC RAW WATER PUMP WITH MOTOR
2211-MA UPFLOW FILTER A
2211-MB UPFLOW FILTER B
2211-MC UPFLOW FILTER C
2211-LJ UPFLOW FILTER D
RIVER WATER PUMPING STATION
RIVER WATER PIPELINE FROM LITTLE RIVER TO PLANT
PIPING AND VALVES ASSOCIATED WITH RAW WATER FEED

SIGNED FOR IDENTIFICATION WITH SECURITY AGREEMENT
DATED THIS 12TH DAY OF JANUARY, 2006

VANGUARD SYNFUELS, L.L.C.

BY: [signature]
DARRELL J. DUBROC, CEO/MANAGER

BY: [signature]
TIM A. COLLINS, CFO/MANAGER

COPY

DEBTOR: VANGUARD SYNFUELS, L.L.C.

EXHIBIT "1"

COOLING WATER

2201-JA	COOLING TOWER PUMP
2201-JB	COOLING TOWER PUMP WITH TURBINE
2201-JC	COOLING TOWER PUMP WITH TURBINE
2201-L	COOLING TOWER CHLORINATOR
2201-U	COOLING TOWER
2201-UJA	COOLING TOWER FAN WITH MOTOR
2201-UJB	COOLING TOWER FAN WITH MOTOR
2201-UJC	COOLING TOWER FAN WITH MOTOR
2201-UJD	COOLING TOWER FAN WITH MOTOR
2201-UJE	COOLING TOWER FAN WITH MOTOR
2002-F	FILTERED WATER STORAGE TANK
2230-J	COOLING TOWER CAUSTIC PUMP
	PIPING AND VALVES ASSOCIATED WITH COOLING WATER

AUXILLARY AIR SYSTEM

2210-JC	PLANT AIR COMPRESSOR COOLER
2210-JF	PLANT AIR COMPRESSOR RECEIVER
	PIPING AND VALVES ASSOCIATED WITH AUXILLARY AIR SYSTEM

FINISHED PRODUCT HANDLING

2201-F	30,000 TON COLD AMMONIA STORAGE TANK
2206-J	COLD AMMONIA TRANSFER PUMP WITH MOTOR
2206-JA	COLD AMMONIA TRANSFER PUMP WITH MOTOR
E2	AMMONIA COOLING WATER TRANSFER HEATER
E1	AMMONIA STEAM TRANSFER HEATER
2205-F	AMMONIA BULLET TANK
2205-J	AMMONIA LOADING PUMP WITH MOTOR
2205-JA	AMMONIA LOADING PUMP WITH MOTOR
2222-J	AMMONIA BOOSTER PUMP WITH MOTOR
2222-JA	AMMONIA BOOSTER PUMP WITH MOTOR
2223-J	AMMONIA PIPELINE INJECTION PUMP WITH MOTOR
2223-JA	AMMONIA PIPELINE INJECTION PUMP WITH MOTOR
	AMMONIA TRUCK AND RAIL LOADING FACILITIES AMMONIA PIPELINE METER PROVER
2201-B	AMMONIA FLARE
C-1	AMMONIA STORAGE HOLDING COMPRESSOR
	PIPING AND VALVES ASSOCIATED WITH FINISHED PRODUCT HANDLING

DEMINERALIZED WATER SYSTEM

2002-F	DEMINERALIZED WATER STORAGE TANK
2004-J	DEMINERALIZED WATER STORAGE PUMP WITH MOTOR
2004-JA	DEMINERALIZED WATER STORAGE PUMP WITH TURBINE
2003-F	CAUSTIC STORAGE TANK
2231-J	CAUSTIC INJECTION PUMP
2231-JA	CAUSTIC INJECTION PUMP
2204-F	SULFURIC ACID STORAGE TANK
2209-F	WEAK ACID STORGAGE TANK
2007-L	ACID INJECTION SYSTEM
2204-U	DEMINERALIZER PACKAGE
2204-UDA	STRONG ACID CATION
2204-UDB	STRONG ACID CATION
2204-UDC	WEAK BASE ANION
2204-UDD	WEAK BASE ANION
2204-UF	DEGASSIFIER AND CLEARWELL
2204-UFJ	CLEARWELL PUMP WITH MOTOR
2204-UFJA	CLEARWELL PUMP WITH MOTOR
2204-UDE	STRONG ACID CATION
2204-UDF	STRONG ACID CATION
2204-UDG	STRONG BASE ANION
2204-UDH	STRONG BASE ANION
2204-UDI	MIXED BED POLISHER
2204-UDJ	MIXED BED POLISHER
2204-UDK	MIXED BED POLISHER
2204-ULAJ	ACID INJECTION PUMP WITH MOTOR
2204-ULAJA	ACID INJECTION PUMP WITH MOTOR
2204-ULC	CAUSTIC DILUTION WATER HEATER
2204-UFJ2	DEGASSIFIER BLOWER WITH MOTOR
2204-UJ	FORCED DRAFT FAN WITH MOTOR
2210-J	WEAK ACID PUMP
	PIPING AND VALVES ASSOCIATED WITH DEMINERALIZED WATER SYSTEM

SIGNED FOR IDENTIFICATION WITH SECURITY AGREEMENT
DATED THIS 12TH DAY OF JANUARY, 2006

VANGUARD SYNFUELS, L.L.C.

BY: _______________
DARRELL J. DUBROC, CEO/MANAGER

BY: _______________
TIM A. COLLINS, CFO/MANAGER

COPY

DEBTOR: VANGUARD SYNFUELS, L.L.C.

EXHIBIT "1"

ELECTRICAL AND CONTROL

101-N	EMERGENCY GENERATOR
102-N	UNINTERRUPTED POWER SUPPLY
	ELECTRICAL WIREING ASSOCIATED WITH EQUIPMENT ON THIS LIST 4160 VOLT SWITCHGEAR
	ELECTRICAL MOTOR CONTROLS ASSOCIATED WITH EQUIPMENT ON THIS LIST
	CONTROL ROOM INSTRUMENTS AND CONTROL SYSTEMS ASSOCIATED WITH EQUIPMENT ON THIS LIST
SW-1	SWITCH PACK
TR-5	FEEDWATER PUMP TRANSFORMER

RAW WATER FEED

2216-JA	RAW WATER BOOSTER PUMP WITH MOTOR
2216-JB	RAW WATER BOOSTER PUMP WITH MOTOR
2216-JC	RAW WATER BOOSTER PUMP WITH MOTOR
2217-JA	RIVER WATER PUMP WITH MOTOR
2217-JB	RIVER WATER PUMP WITH MOTOR
2217-JC	RIVER WATER PUMP WITH MOTOR

PIPING

EQUIPMENT

PIPE ADD/MODS IN BD PROCESS
PIPE ADD/MODS IN STORAGE/LOADOUT
PIPE ADD FOR BOILER
PIPE ADD FOR CT-600

ELECTRICAL

EQUIPMENT

NEW WIRE, CABLE, MOTOR STARTS ETC

SITE ASSEMBLY/SUPPORT

EQUIPMENT

SODIUM METHYLATE STORAGE TANK
RAIL TRACK REFURBISHMENT
RUBBER LINER REMOVAL
REFURBISH 14 EXISTING PUMPS
INSTALL NEW SOY OIL OFFLOADING

TRANSESTERFICATION

EQUIPMENT

A-200 AGITATOR
HX-200 HEAT EXCHANGER
P-200 CIRCULATION/TRANSFER PUMP

OFF-SITE SUPPORT SYSTEMS

EQUIPMENT

B-900 BOILER
PA-900 AIR COMPRESSOR
IA-900 AIR DRIER
DEAREATOR/BFW PUMPS
2 INCH DIAPRHAGM PUMP

DEMETH AND METH RECOVERY

EQUIPMENT

P-300 BD TREATMENT CIRC/TRAN PUMP
P-310 GLYCERIN BOTTOMS TRANS PUMP
HX-300 BD DEMETH HEAT EXCH
P-600 BOTTOMS CIRC/TRANS PUMP
HX-600 BOTTOMS DEMETH HT EXCH
P-800 RECOVERED MECH TRANS PUMP
CT-600 COOLING TOWER SYSTEM
T-610 CONDENSED MECH TANK
P-600 RECOVERED MECH PUMP
P-610 CONDENSED MECH PUMP
P-620 NON COND VACUUM PUMP

ANALYTIC INSTRUMENT UPGRADES

EQUIPMENT

GAS CHROMATOGRAPH

ESTER POST-TREATMENT

EQUIPMENT

A-400 AGITATOR
A-410 AGITATOR
P-400 BD FILTER FEED PUMP
C-400 MAGNESOL CONVEYOR
S-400 MAGNESOL STORAGE/WEIGH FD
S-410 SORBENT DIVERTER GATE SYSTEM
F-400 BIODIESEL FILTER
X-400 FILTER CAKE DUMPSTER
P-430 OFF-SPEC RETURN PUMP
P-450 BD TRANSFER PUMP TO TANKS
T-450 BIODIESEL BATCH TANK
T-451 BIODIESEL BATCH TANK
T-452 BIODIESEL BATCH TANK
PREFILTER & POLISH FILTER

UTILITIES SUPPLY

EQUIPMENT

REFURBISH JOCKEY FW PUMP
REFURBISH ELECTRIC FW PUMP
P-900 BFW PUMP
REFURBISH POLYMER TANK TO BFW
ROUTE BD, GLYCERIN, AIRLINE U/G

SIGNED FOR IDENTIFICATION WITH SECURITY AGREEMENT
DATED THIS 12TH DAY OF JANUARY, 2006

VANGUARD SYNFUELS, L.L.C.

BY: ____________________
DARRELL J. DUBROC, CEO/MANAGER

BY: ____________________
TIM A. COLLINS, CFO/MANAGER

COPY

EXHIBIT A

TRACT ONE- Plant Site:

A certain piece, parcel, tract of ground, together with all the buildings and improvements thereon, located in Section 29, Township 7 North, Range 1 East, Grant Parish, Louisiana, together with all rights, ways, privileges thereunto appertaining and being more particularly described as follows, to-wit:

The West one-half of Section 29, Township 7 North, Range 1 East, containing 320 acres, more or less, and being a portion of the property acquired by Farmland Industries, Inc. by Act of Cash Sale recorded September 17, 1975 at Conveyance Book 199, Page 639,under Registry No. 76834, records of Grant Parish, Louisiana, as corrected by "Affidavit of Correction" recorded in Conveyance Book 364, Page 857, under Registry No. 126742.

LESS AND EXCEPT:

1) The road dedicated to the Public pursuant to a "Dedication of Public Road" as recorded in Conveyance Book 207, Page 155, under Registry No. 79068;

2) That certain .27-acre tract conveyed to Bernice Scott Montgomery as per an " Act of Exchange" recorded in Conveyance Book 285, Page 765, under Registry No.101221; said tract being more particularly described as follows:

   A certain piece, parcel or tract of land, together with all buildings and improvements thereon, and all rights, ways and privileges thereunto appertaining, being a part of the Southwest Quarter of the Southwest Quarter of Section 29, Township 7 North, Range 1 East, Grant Parish, Louisiana, and being more particularly described as follows, to-wit:

   Commence at the Southeast corner of Section 30, Township 7 North, Range 1 East, thence proceed North 0 degrees 19 minutes West along the line common to Sections 29 and 30 a distance of 120 feet to the point of beginning. From the point of beginning thus established, continue North 0 degrees 19

COPY

TAC

minutes West along said line a distance of 275 feet; thence proceed North 89 degrees 13 minutes East a distance of 42.99 feet; thence proceed South 0 degrees 17 minutes East a distance of 278.7 feet; thence proceed North 85 degrees 51 minutes West a distance of 42.99 feet back to the point of beginning, said tract containing 0.27 acres, all as more particularly shown on plat of survey by Stephen Barrett Gremillion dated February 28, 1987.

3) All improvements, equipment and other tangible property, constituting personal property located at "CO2 Plant Site" containing .51 acres and being more particularly described as follows:

A piece, parcel, or tract of land situated in the West ½ of Section 29, T7N-R1E, Grant Parish, Louisiana, being more particularly described as follows:

The bearings herein are grid Louisiana North Zone 1927.

Commence at the West ¼ section corner of Section 29, T7N-R1E, Grant Parish, Louisiana; thence run South 62 degrees 14 minutes 12 seconds East a distance of 1,696.00 feet to the POINT OF BEGINNING of the property herein described; thence South 82 degrees 10 minutes 30 seconds East a distance of 170.00 feet; thence South 7 degrees 49 minutes 30 seconds West a distance of 130.00 feet thence North 7 degrees 49 minutes 30 seconds West a distance of 170 feet thence North 7 degrees 49 minutes 30 seconds East a distance of 130 feet to the POINT OF BEGINNING and containing 0.51 acres, more or less.

and being that same property sold to EPCO Carbondioxide Products, Inc. as per "Bill of

TE

Sale" recorded at Conveyance Book 326, Page 796, under Registry No. 114012.

TRACT TWO- Intake Site:

A certain piece, parcel or tract of land situated in the East ½ of NE ¼, Section 31, T7N-R2E, Grant Parish, Louisiana, more particularly described as follows:

> From the Northeast corner of the E ½, SE ¼, Section 31, T7N- R2E, run West 461.8 feet; thence South 1069.34 feet; thence South 22 degrees 30 minutes West 814.62 feet, more or less; thence South 28 degrees 15 minutes East 401.4 feet, more or less; thence North 50 degrees 09 minutes East 148.93 feet to the POINT OF BEGINNIG and the Northeast corner of the herein described tract; thence South 39 degrees 51 minutes East 200.0 feet; thence south 50 degrees 09 minutes West 200.0 feet; thence North 39 degrees 51 minutes West 200.0 feet; thence North 50 degrees 09 minutes East 200.0 feet to the POINT OF BEGINNING, all as shown on map prepared by Meyer, Meyer, LaCroix & Hixson, Inc., dated September 18, 1975, and revised January 7, 1976, and April 20, 1976; being that same property acquired by Farmland Industries, Inc. from Foster Investment Corporation pursuant to Act of Cash Sale recorded in COB 201, Page 162, Entry No. 77325.

TRACT THREE:

A certain piece, parcel, tract of ground, located in Section 30, Township 7 North, Range 1 East, Grant Parish, Louisiana, together with rights, ways, privileges thereunto appertaining and being more particularly described as follows, to-wit:

> That certain land containing .27 acres as acquired from Bernice Scott Montgomery as per "Act of Exchange" recorded in Conveyance Book 285, Page 765, under Registry No. 101221, being more particularly described as follows, to-wit:
>
> > Commence at the Southeast corner of Section 30, Township 7 North, Range 1 East, thence proceed North 0 degrees 19 minutes West along the line common to Sections 29 and 30 a distance of 395 feet to the Point of Beginning. From the Point of Beginning thus established, continue North 0 degrees 19 minutes West along said line a distance of 271.4 feet; thence proceed South 89 degrees 06 minutes West a distance of 39 feet; thence proceed South 1 degree 36 minutes West along the East right of way of Old U.S. Highway No. 165, a distance of 271.55 feet; thence leaving said right of way proceed North 85 degrees 13 minutesEast a distance of 48.08 feet back to the point of beginning; said tract containing 0.27 acres, all as more particularly shown on plat of survey by Stephen Barrett Gremillion dated February 28, 1987;
> >
> > together with all fixtures, equipment, furniture, furnishings, supplies and movable property owned by SELLER and used in connection with the operation of the herein described property and all rights, ways, privileges, servitudes and easements thereunto appertaining, including b[illegible] to the rights granted in favor of Farmland Industries, Inc. as per the following

COPY

TPC

rights-of-way, easements, servitudes, etc., to-wit:

1) Right-of-way and Servitude Agreement; Foster Investments Corporation, Grantor. Farmland Industries, Inc., Grantee, (1/7/76) recorded 1/20/76, COB 201 Page 167, Entry No. 77326; Act of Correction, 1/30/76 recorded 5/19/76 COB 202 Page 780, Entry No. 77892. (Section 31, T7N-R2E) Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry # 78921.

2) *Right-of-way and Servitude Agreement:* Roy D. Kitterlin, Claudia Kitterlin Clay, Grantors, Farmland Industries, Inc., Grantee, (1/7/76) recorded 1/20/76, COB 201 Page 182, Entry No. 77328. (Sections 30 and 31, T7N-R2E); Partial Assignment of Right of Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee (2/4/77) COB 206 Page 659, Entry No. 78920; Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry #78921.

3) *Right-of-Way and Servitude Agreement;* Wesco Materials Corporation, Grantor. Farmland Industries, Inc., Grantee, (3/3/76) recorded 3/25/76, COB 202 Page 75, Entry No. 77610. (Section 26, T7N-R1E).

4) *Right-of-Way and Servitude Agreement:* Louisiana-Pacific Corporation, Grantor. Farmland Industries, Inc., Grantee, (2/27/76) recorded 3/25/76, COB 202 Page 83, Entry No. 77611. (Sections 29 and 25, T7N-R1E; Section 30, T7N-R2E); Amendment of Right-of-Way and Servitude Agreement and Act of Correction, recorded 8/2/85 in COB 274, Page 182, Entry No. 97713; Partial Assignment of Right-of-Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc. Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

5) *Right-of-Way and Servitude Agreement:* Louisiana-Pacific Corporation, Grantor to Farmland Industries, Inc., Grantee, dated February 27, 1976, recorded in COB 202, Page 92, Entry No. 77612; Partial Assignment by Farmland Industries, Inc., Assignor; Gulf Central Pipeline Company, Grantee, (2/4/77) COB 206, Page 649, Entry No. 78918.

6) *Right-of-Way and Servitude Agreement:* Harold B. Martin, Grantor; Farmland Industries, Inc., Grantee, (2/25/76), recorded in COB 202, Page 99, Entry No. 77613; as amended per Amendment recorded 8/2/85 in COB 274, Page 186, Entry No. 97714; as amended pursuant to Amendment recorded 8/2/85, Entry No. 97716; Partial Assignment of Right-of-Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee (2/4/77) COB 206, Page 659, Entry No. 78920.

7) *Right-of-Way and Servitude Agreement:* W.O. Miller, et al, Grantor; Farmland Industries, Inc., Grantee, recorded in COB 202, Page 107, Entry No. 77614; as amended per Amendment recorded 8/2/85 in COB 274, Pag[illegible] E[illegible] 97714; as amended pursuant to Amendment recorded 8/2/8[illegible]

8) *Right-of-Way and Servitude Agreement:* David Louis Winkler, et al, Grantee; Farmland Industries, Inc., Grantee, recorded in COB 202, Page 117, Entry No. 77616; as amended per Amendment recorded 8/2/85 in COB 274, page 186,

COPY

TAC

Entry No. 97714; as amended pursuant to Amendment recorded 8/2/85, Entry No. 97716;

9) *Act of Exchange (Right-of-Way Deed)* between Mary Parish Bell and Farmland Industries, Inc., dated April 1,1976, recorded April 7,1976, COB 202 Page 233, Entry No. 77667. (Sections 28, 27 and 26 T7N-R1E); as amended pursuant to Amendment recorded 8/2/85, COB 274, Page 179, Entry No. 97712; Partial Assignment by Farmland Industries, Inc., Assignor; Gulf Central Pipeline Company, Grantee (2/4/77) COB 206, page 649, Entry No. 78918; Partial Assignment of Right of Way and Consent to Pipeline Construction: Louisiana Rural Electric Corporation, Assignor; Farmland Industries, Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

10) *Right-of-Way and Servitude Agreement:* Lysso A. Coco, Grantor; Farmland Industries, Inc., Grantee, (12/28/76) COB 202, Page 142, Entry No. 78762; Partial Assignment of Right of Way, Farmland Industries, Inc., Assignor; Central Louisiana Electric Company, Inc., Assignee (2/4/77), COB 206, Page 663, Entry # 78921.

11) *Right-of-Way and Servitude Agreement:* Judith Hyams Bennett, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 149, Entry No. 78763.

12) *Right-of-Way and Servitude Agreement:* Burton Sale, Jr., Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 156, Entry No. 78764.

13) *Right-of-Way and Servitude Agreement:* Shirley E. Thomas, et al, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 164, Entry No. 78765.

14) *Right-of-Way and Servitude Agreement:* Fred Drew, et ux, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 172, Entry No. 78766

15) *Right-of-Way and Servitude Agreement:* Jon R. Washam, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 179, Entry No. 78767.

16) *Right-of-Way and Servitude Agreement:* James W. Washam, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 186, Entry No. 78768.

17) *Right-of-Way and Servitude Agreement:* James E. Hyams, Grantor; Farmland Industries, Inc., Grantee (12/28/76) COB 206, Page 193, Entry No. 78769.

18) *Right-of-Way and Servitude Agreement:* William Louis Albritton, Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page 628, Entry No. 78915.

19) *Right-of-Way and Servitude Agreement:* Madeline H. Wingate, Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page 635, Entry No. 78916.

20) *Right-of-Way and Servitude Agreement:* H. Rutland Hyams, Jr., Grantor; Farmland Industries Inc., Grantee (2/4/77) COB 206, Page [illegible], Entry No. 78917.

COPY

TAC

21) *Partial Assignment of Right of Way and Consent to Pipeline Construction:* Louisiana Rural Electric Corporation, Assignor; Farmland Industries Inc., Assignee, (2/4/77) COB 206, Page 659, Entry No. 78920.

22) *Right-of-Way and Servitude Agreement:* Farmland Industries Inc., Grantee; Mary Parish Bell, Grantor; (8/2/85) COB 274, Page 175, Entry No. 97711.

23) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Central Louisiana Electric Company, Inc., Assignor; Farmland Industries, Inc., Grantee (8/21/85) COB 274, Page 438, Entry No. 97831.

24) *Partial Assignment of Right-of-Way and Consent to Pipeline Construction:* Farmland Industries, Inc., Assignee; Central Louisiana Electric Company, Inc., Assignor (8/21/85) COB 274, Page 443, Entry No.97832.

Signed for Identification with Security Agreement dated January 12, 2006

VANGUARD SYNFUELS, L.L.C.

BY: ______________________
Daniel A. Dubroc, CEO/Manager

BY: ______________________
Tim A. Collins, CFO/Manager

[redacted]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)
DEBRA GUILLORY 318/448-0841

B. SEND ACKNOWLEDGMENT TO: (Name and Address)
First South Farm Credit, ACA

2308 S MacArthur Dr
Alexandria LA 71315-

AGREED TO AND ACCEPTED BY:

VANGUARD SYNFUELS, L.L.C.

BY: [signature]
DARRELL J. DUBROC, CEO/MANAGER

BY: [signature]
TIM A. COLLINS, CFO/MANAGER

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: VANGUARD SYNFUELS, L.L.C.					
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX	
1c. MAILING ADDRESS: P O BOX 399 737 ABE HALL RD	CITY: POLLOCK	STATE: LA	POSTAL CODE: 71467	COUNTRY: U.S.A	
1d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION: LIMITED LIABILITY	1f. JURISDICTION OF ORGANIZATION: LOUISIANA	1g. ORGANIZATIONAL ID #, if any: 35507187K	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME					
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX	
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY: U.S.A	
2d. SEE INSTRUCTIONS	ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: First South Farm Credit, ACA				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 2308 S MacArthur Dr	CITY: Alexandria	STATE: LA	POSTAL CODE: 71315-	COUNTRY: U.S.A

4. This FINANCING STATEMENT covers the following collateral:
ACCOUNTS, EQUIPMENT, ACCOUNTS, FIXTURES, INTANGIBLES, FARM PRODUCTS, GOODS, INVENTORY, EQUIPMENT, ACCOUNTS, FIXTURES, INTANGIBLES

COPY

FARM PRODUCTS, GOODS, INVENTORY, EQUIPMENT, ACCOUNTS, FIXTURES, INTANGIBLES, ALL CONTRACT RIGHTS RELATED TO THE PURCHASING OF INPUTS AND SALE OF BY PRODUCTS, ALL LEASES, AND ANY OTHER NEGOTIABLE INSTRUMENTS EXECUTED BY THE BORROWER.

ALL STANDING TIMBER, TIMBER TO BE CUT, TIMBER ON THE FOLLOWING DESCRIBED REAL ESTATE OWNED BY VANGUARD SYNFUELS, L.L.C., AND LOCATED IN GRANT PARISH, LOUISIANA, AS DESCRIBED IN EXHIBIT "A" ATTACHED;

5. ALTERNATIVE DESIGNATION (if applicable) ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

UCC FINANCING STATEMENT (FORM UCC1) (REV. 05/22/02)

D18602UC (0402)

PROMISSORY NOTE

Amount: $100,000.00

Alexandria, Louisiana
July 31, 2003

For value received, I, WE OR EITHER OF US, in solido, promise to pay to the order of **Tony Lavespere** the sum of **One Hundred Thousand and No/100 ($100,000.00) Dollars,** with interest at the rate of twenty (20%) percent per annum from date until paid, payable in one (1) installment, including principal and interest, due on or before July 31, 2004.

This note may be prepaid in whole or in part at any time without premium or penalty.

The makers, endorsers, guarantors and sureties of this note hereby severally waive presentation for payment, demand, notice of nonpayment and protest, all please of division and discussion, and consent to any and all extensions of payment.

In the event this Note is placed in the hands of an attorney-at-law for collection, to prosecute claims in bankruptcy, to institute legal proceedings to recover the amount hereof, or any part hereof, in principal or interest, for compromise or other action, or otherwise to protect the interest of the holder or holders, the makers, endorsers, guarantors and sureties agree, in solido, to pay all reasonable attorneys' fees incurred for that purpose.

VANGUARD SYNFUELS, L.L.C.

By: Tony [signature]

Jim A Cole CFO

"Ne Varietur" paraphed for identification with Note Modification Agreement Before me, dated this 12th day of January, 2006.

Jamie L Bennett
Jamie L. Bennett
#29086

"Ne Varietur" Paraphed for identification with subordination. This note is subordinated to Promissory Notes and Mortgage in favor of First South Farm Credit, ACA, dated January 12, 2006.

Jamie L Bennett
Jamie L Bennett

COPY

STATE OF LOUISIANA

PARISH OF RAPIDES

NOTE MODIFICATION AGREEMENT

BY and BETWEEN

VANGUARD SYNFUELS, L.L.C.

and

TONY LAVESPERE

BE IT KNOW AND REMEMBERED that on the day, month, and year hereinafter set forth on each act of execution before the Notaries Public hereinafter set forth, duly commissioned, sworn, and qualified in and for the state and parish named, personally came and appeared:

> TONY LAVESPERE, SS#438-72-8775, married to and living with Rebecca Faye Bryant Lavespere, a resident of and whose address is 143 Bryant Road, Montgomery, Grant Parish, Louisiana 71454,
>
> and
>
> VANGUARD SYNFUELS, L.L.C. Tax I.D. #27-0060868, a Limited Liability Company organized and existing under the laws of the State of Louisiana, and having its principal office at 737 Abe Hall Road, P. O. Box 399, Pollock, Grant Parish, Louisiana 71467, appearing herein through Darrell J. Dubroc, its CEO/Manager and through Tim A. Collins, its CFO/Manager, both of whom are duly authorized to act herein, by Certificate of Authority attached hereto and made a part hereof; who declared:

That Tony Lavespere is the holder and owner of a certain [illegible] promissory note dated July 31, 2003 made and signed by Vanguard Synfuels, L.L.C., in the sum of One Hundred Thousand and No/100 ($100,000.00) payable to the order of Appearer, and bearing interest at the rate of twenty percent (20%) per annum from date until paid, payable in one (1) installment including principal and interest due on or before July 31, 2004, upon which note there is unpaid the sum of <u>$100,000.00 principal plus all interest due for 2005 plus all interest due to date for 2006</u> in principal, interest, attorney fees, costs, and all other amounts due as of the effective date hereof.

That the parties hereto are desirous of modifying the terms of payment of principal and interest of said note upon the terms hereinafter mentioned;

Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the premises and of the mutual promises herein contained, it is hereby mutually covenanted and agreed that the terms of payment of the principal and interest of said note be and the same are hereby modified only insofar as follows:

The maturity date of said note is hereby extended from July 31, 2004 to one year from the effective date of this instrument.

The rate of interest of said note is hereby reduced from 20 percent (20%) per annum from the effective date hereof until paid to prime variable rate from the effective date hereof until paid, which rate is 7.25% as of the date hereof, and which reduction is effective as of the date hereof.

The payment schedule of the note requiring prepayment in one (1) installment, including principal and interest, and allowing prepayment in whole or in part at any time without premium or penalty is hereby changed to the payment of all accrued and unpaid interest, principal, costs, and any other amount due is not allowed on this note without the prior written consent of First South Farm Credit, ACA, which change is effective as of the date hereof.

This Note Modification Agreement shall bind the parties, their successors, legal representative and assigns.

Except to the extent modified hereby, the terms and provisions of the note and the indebtedness evidenced thereby are hereby ratified and confirmed, and it is specifically agreed and acknowledged that no novation of the existing indebtedness or of the Note is intended and no such novation has resulted from the agreements set forth herein.

Appearer Tony Lavespere presented to me, Notary, the note hereinabove particularly described, which note, after having been duly paraphed "NeVarietur" by me, Notary, for identification herewith, was returned by me to Appearer, who acknowledged due receipt thereof.

The effective date of this instrument is January 12, 2006.

STATE OF LOUISIANA

CERTIFICATE OF AUTHORITY OF VANGUARD SYNFUELS, L.L.C.

We, the undersigned Members of Vanguard Synfuels, L.L.C.(the "Company"), being authorized to execute this Certificate of Authority pursuant Article IX of the Articles of Organization dated June 26, 2003, effective June 26, 2003 and amended thereto and pursuant to Section 4.4.4 of the Operating Agreement entered into by the Members of the Company effective June 26, 2003 and amended thereto, do hereby certify that the Company is organized and existing under and by virtue of the laws of the State of Louisiana as a limited liability company, with its principal office at 737 Abe Hall Road, Pollock, Louisiana, and is duly authorized to transact business in the State of Louisiana, and that a vote was taken of the members, at which a majority of the members participated, the following resolution was made, seconded, and passed by a majority of the membership interests outstanding in the Company, and constitutes the valid act of the Company:

BE IT RESOLVED that Vanguard Synfuels, L.L.C. hereby authorizes and empowers the Company's Management Team, Darrell J. Dubroc and Tim A. Collins to enter into a Note Modification Agreement with Tony Lavespere, Individually, on behalf of Vanguard Synfuels, L.L.C.

1. The Company is hereby authorized and empowered to execute and deliver the Note Modification Agreement to Tony Lavespere and the Company hereby consents to Tony Lavespere's delivery of the Note Modification Agreement to First South Farm Credit, ACA for safekeeping.

2. The Authorized Persons are hereby authorized to sign any other documents, enter into any transactions and take any other actions on behalf of the Company as such Authorized Persons may deem necessary or appropriate in connection with the Note Modification Agreement or to carry out the intent of this authorization.

BE IT FURTHER RESOLVED that any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved, that this Resolution shall remain in full force and effect and First South Farm Credit, ACA may rely on this Resolution until written notice of the revocation here to shall have been delivered to and received by First South Farm Credit, ACA. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

WE FURTHER CERTIFY that the foregoing Resolution now stands of record on the books of the Company; and that the Resolution is in full force and effect and has not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, we have hereunto executed this Certificate of Authority on the 11th day of January, 2006.

COPY

William F. Wager [signature] Dean Tyler [signature]

Steven K. Templin [signature]

WITNESSES:
Debra Guillory [signature]

Perry L. Moses [signature]

---

mortgage upon the property therein described, and that the modified note held by appearer shall be and at all times remain a subordinate obligation of Vanguard Synfuels, L.L.C., and in the event of a sale of the mortgaged

property, by foreclosure or otherwise, the notes dated and paraphed for identification with the act of mortgage in favor of First South Farm Credit, ACA, passed before Jamie L. Bennett, Notary Public, shall be paid by preference and priority in principal, interest, attorney's fees and costs and all other amounts due, over the modified note held by appearer, and over any rights held by appearer Tony Lavespere under any extensions, amendments, or further modifications thereof.

And appearer produced and delivered to me, Notary, the unsecured promissory note dated July 31, 2003, and the Note Modification Agreement, held by appearer, which said note and Note Modification Agreement after having been paraphed "Ne Varietur" by me, Notary, for identification with this act with the following language: "subordinated to Promissory Notes and Mortgage in favor of First South Farm Credit, ACA, dated January 12, 2006, Jamie L. Bennett, Notary Public," were delivered by me, Notary to appearer, who acknowledged receipt thereof, and who delivered the unsecured promissory note and Note Modification Agreement to First South Farm Credit, ACA for safekeeping.

THUS DONE AND SIGNED in Alexandria, Rapides Parish, Louisiana, on the day and date aforesaid, in the presence of the undersigned witnesses, who hereunto signed their names as such with the Appearer and me, Notary.

WITNESSES:

Donna F. Thibodeaux (signature)
(Signature of Witness)
Donna F. Thibodeaux
(Print Witness Name)

Perry L. Moses (signature)
(Signature of Witness)
Perry L Moses
(Print Witness Name)

Tony Lavespere (signature)
TONY LAVESPERE, Appearer

COPY

Jamie L. Bennett (signature)
Print Notary Name: Jamie L. Bennett
Notary Identification Number: [illegible]
NOTARY PUBLIC
My commission expires: at death

PROMISSORY NOTE

Amount: $150,000.00

Alexandria, Louisiana
July 31, 2003

For value received, I, WE OR EITHER OF US, in solido, promise to pay to the order of **William F. Wieger** the sum of **One Hundred Fifty Thousand and No/100 ($150,000.00) Dollars,** with interest at the rate of twenty (20%) percent per annum from date until paid, payable in one (1) installment, including principal and interest, due on or before July 31, 2004.

This note may be prepaid in whole or in part at any time without premium or penalty.

The makers, endorsers, guarantors and sureties of this note hereby severally waive presentation for payment, demand, notice of nonpayment and protest, all please of division and discussion, and consent to any and all extensions of payment.

In the event this Note is placed in the hands of an attorney-at-law for collection, to prosecute claims in bankruptcy, to institute legal proceedings to recover the amount hereof, or any part hereof, in principal or interest, for compromise or other action, or otherwise to protect the interest of the holder or holders, the makers, endorsers, guarantors and sureties agree, in solido, to pay all reasonable attorneys' fees incurred for that purpose.

VANGUARD SYNFUELS, L.L.C.

By: [signature] CFO

COPY

"Ne Varietur" paraphed for identification with Note Modification Agreement, Before Me, dated this 12th day of January, 2006.

[signature]
Jamie L. Bennett
#29086

"Ne Varietur" Paraphed for identification with Act of Subordination. This note is subordinated to Promissory Notes and mortgage in favor of First South Farm ... dated January 12, 2006.

STATE OF LOUISIANA
PARISH OF RAPIDES

NOTE MODIFICATION AGREEMENT

BY and BETWEEN

VANGUARD SYNFUELS, L.L.C.
and
WILLIAM F. WIEGER

BE IT KNOW AND REMEMBERED that on the day, month, and year hereinafter set forth on each act of execution before the Notaries Public hereinafter set forth, duly commissioned, sworn, and qualified in and for the state and parish named, personally came and appeared:

> WILLIAM F. WIEGER, SS#177-30-9896, unmarried, a resident of and whose address is 112 Gayven Drive, Ball, Rapides Parish, Louisiana 71405,
>
> and
>
> VANGUARD SYNFUELS, L.L.C. Tax I.D. #27-0060868, a Limited Liability Company organized and existing under the laws of the State of Louisiana, and having its principal office at 737 Abe Hall Road, P. O. Box 399, Pollock, Grant Parish, Louisiana 71467, appearing herein through Darrell J. Dubroc, its CEO/Manager and through Tim A. Collins, its CFO/Manager, both of whom are duly authorized to act herein, by Certificate of Authority attached hereto and made a part hereof; who declared:

That William F. Wieger is the holder and owner of a certain unsecured promissory note dated July 31, 2003 made and signed by Vanguard Synfuels, L.L.C., in the sum of One Hundred Fifty Thousand and No/100 ($150,000.00) payable to the order of Ap[illegible] bearing interest at the rate of twenty percent (20%) per annum from date until paid, payable in one (1) installment including principal and interest due on or before July 31, 2004, upon which note there is unpaid the sum of $150,000.00 principal plus all interest due for 2005 plus all interest due to date for 2006, in principal, interest, attorney fees, costs, and all other amounts due as of the effective date hereof.

That the parties hereto are desirous of modifying the terms of payment of principal and interest of said note upon the terms hereinafter mentioned;

Now, therefore, for good and valuable consideration, the receipt of which is hereby acknowledged, and in consideration of the premises and of the mutual promises herein contained, it is hereby mutually covenanted and agreed that the terms of payment of the principal and interest of said note be and the same are hereby modified only insofar as follows:

> The maturity date of said note is hereby extended from July 31, 2004 to one year from the effective date of this instrument.
>
> The rate of interest of said note is hereby reduced from 20 percent (20%) per annum from the effective date hereof until paid to prime variable rate from the effective date hereof until paid, which rate is 7.25% as of the date hereof, and which reduction is effective as of the date hereof.
>
> The payment schedule of the note requiring prepayment in one (1) installment, including principal and interest, and allowing prepayment in whole or in part at any time without premium or penalty is hereby changed to the payment of all accrued and unpaid interest, principal, costs, and any other amount due is not allowed on this note without the prior written consent of First South Farm Credit, ACA, which change is effective as of the date hereof.

This Note Modification Agreement shall bind the parties, their successors, legal representative and assigns.

Except to the extent modified hereby, the terms and provisions of the note and the indebtedness evidenced thereby are hereby ratified and confirmed, and it is specifically agreed and acknowledged that no novation of the existing indebtedness or of the Note is intended and no such novation has resulted from the agreements set forth herein.

Appearer William F. Wieger presented to me, Notary, the note herein more particularly described, which note, after having been duly paraphed "NeVarietur" by me, Notary, for identification herewith, was returned by me to Appearer, who acknowledged due receipt thereof.

The effective date of this instrument is January 12, 2006.

THUS DONE AND SIGNED ON this the 12th day of January, 2006, in the presence of the undersigned competent witnesses and me, Notary Public, at Alexandria, Rapides Parish, Louisiana.

WITNESSES:

Donna F. Thibodeaux
(Signature of Witness)
Donna F. Thibodeaux
(Print Witness Name)

Perry L. Moses
(Signature of Witness)
Perry L. Moses
(Print Witness Name)

William F. Wieger
William F. Wieger

Jamie L. Bennett
Print Notary Name: Jamie L Bennett
NOTARY PUBLIC Notary I.D. # 29086
My commission expires: at death

THUS DONE AND SIGNED on this the 12th day January, 2006, in the presence of the undersigned competent witnesses and me, Notary Public, at Alexandria, Rapides Parish, Louisiana.

WITNESSES:

Donna F. Thibodeaux
(Signature of Witness)
Donna F. Thibodeaux
(Print Witness Name)

Perry L. Moses
(Signature of Witness)
Perry L Moses
(Print Witness Name)

VANGUARD SYNFUELS, L.L.C.

By: [signature]
Darrell J. Dubroc, CEO/Manager

By: [signature]
Tim A. Collins, CFO/Manager

COPY

Jamie L. Bennett
Print Notary Name: Jamie L Bennett
NOTARY PUBLIC Notary I.D. # 29086
My commission expires: at death

STATE OF LOUISIANA

PARISH OF RAPIDES

ACT OF SUBORDINATION

BE IT KNOWN, That on this 12TH day of JANUARY, 2006, before me, undersigned Notary Public, duly commissioned and qualified in and for the Parish of RAPIDES, State of Louisiana, therein residing, and in the presence of the undersigned competent witnesses, personally came and appeared:

WILLIAM F. WIEGER, SS#XXX-XX-9896, unmarried, a resident of and whose address is 112 Gayven Drive, Ball, Rapides Parish, Louisiana, 71405;

who declared unto me, Notary, that he is the holder of a certain unsecured promissory note dated July 31, 2003, in the amount of One Hundred Fifty Thousand and No/100 ($150,000.00) Dollars, drawn by Vanguard Synfuels, L.L.C. payable to the order of appearer, bearing interest at the rate of twenty percent (20%) per annum from date until paid, payable in one (1) installment, including principal and interest, due on or before July 31, 2004. The note has been modified by Note Modification Agreement dated January 12, 2006, executed before Jamie L. Bennett, Notary Public in and for the Parish of Rapides. The balance due on the modified promissory note is, as of the date hereof, $ $150,000.00 principal plus all interest due for 2005 plus all interest due to date for 2006, in principal, interest, attorney fees, costs, and all other amounts due.

Appearer further declared that Vanguard Synfuels, L.L.C. has on the 12th day of January, 2006, by act executed before Jamie L. Bennett, Notary Public, in and for the Parish of Rapides, Louisiana, granted a mortgage in favor of First South Farm Credit, ACA, which mortgage is to secure 1) a $1,500,000.00 term loan amortized over 10 years for upgrade of the mortgagor's plant facility and other improvements and/or additions to the collateral security; 2) a $2,000,000.00 Revolving Line of Credit, which combined notes total the principal sum of Three Million Five Hundred Thousand and No/100 ($3,500,000.00) Dollars.

Appearer further declared that it is his desire to Subordinate in favor of the aforesaid mortgage in favor of First South Farm Credit, ACA, the unsecured modified promissory note above described and held by appearer, and for that purpose, he does hereby consent and agree that the modified promissory note held by him shall in all respects and for all purposes, be subordinate and inferior to the aforesaid notes and mortgage granted by Vanguard Synfuels, L.L.C. in favor of First South Farm Credit, ACA, it being the intent and purpose of appearer that the notes and mortgage in favor of First South Farm Credit, ACA shall be and at all times remain a first mortgage upon the property therein described, and that the modified note held by appearer shall be and at all times remain a subordinate obligation of

Vanguard Synfuels, L.L.C., and in the event of a sale of the mortgaged property, by foreclosure or otherwise, the notes dated and paraphed for identification with the act of mortgage in favor of First South Farm Credit, ACA, passed before Jamie L. Bennett, Notary Public, shall be paid by preference and priority in principal, interest, attorney's fees and costs and all other amounts due, over the modified note held by appearer, and over any rights held by appearer William F. Wieger under any extensions, amendments, or further modifications thereof.

And appearer produced and delivered to me, Notary, the unsecured promissory note dated July 31, 2003, and the Note Modification Agreement, held by appearer, which said note and Note Modification Agreement after having been paraphed "Ne Varietur" by me, Notary, for identification with this act with the following language: "Subordinated to Promissory Notes and Mortgage in favor of First South Farm Credit, ACA, dated January 12, 2006, Jamie L. Bennett, Notary Public," were delivered by me, Notary to appearer, who acknowledged receipt thereof, and who delivered the unsecured promissory note and Note Modification Agreement to First South Farm Credit, ACA for safekeeping.

THUS DONE AND SIGNED in Alexandria, Rapides Parish, Louisiana, on the day and date aforesaid, in the presence of the undersigned witnesses, who hereunto signed their names as such with the Appearer and me, Notary.

WITNESSES:

Donna F. Thibodeaux
(Signature of Witness)
Donna F. Thibodeaux
(Print Witness Name)

Perry L Moser
(Signature of Witness)
Perry L Moser
(Print Witness Name)

William F. Wieger
WILLIAM F. WIEGER, Appearer

COPY

Jamie L Bennett
Print Notary Name: Jamie L Bennett
Notary Identification Number:
NOTARY PUBLIC 29086
My commission expires:

CONTINUING GUARANTY

Debtor VANGUARD SYNFUELS, L.L.C.

Amount of Principal

P

CERTIFICATE OF AUTHORITY OF VANGUARD SYNFUELS, L.L.C.

We, the undersigned Members of Vanguard Synfuels, L.L.C.(the "Company"), being authorized to execute this Certificate of Authority pursuant Article IX of the Articles of Organization dated June 26, 2003, effective June 26, 2003 and amended thereto and pursuant to Section 4.4.4 of the Operating Agreement entered into by the Members of the Company effective June 26, 2003 and amended thereto, do hereby certify that the Company is organized and existing under and by virtue of the laws of the State of Louisiana as a limited liability company, with its principal office at 737 Abe Hall Road, Pollock, Louisiana, and is duly authorized to transact business in the State of Louisiana, and that a vote was taken of the members, at which a majority of the members participated, the following resolution was made, seconded, and passed by a majority of the membership interests outstanding in the Company, and constitutes the valid act of the Company:

BE IT RESOLVED that Vanguard Synfuels, L.L.C. hereby authorizes and empowers the Company's Management Team, Darrell J. Dubroc and Tim A. Collins to enter into a Note Modification Agreement with William F. Weiger, Individually, on behalf of Vanguard Synfuels, L.L.C.

1. The Company is hereby authorized and empowered to execute and deliver the Note Modification Agreement to William F. Weiger and the Company hereby consents to William F. Weiger's delivery of the Note Modification Agreement to First South Farm Credit, ACA for safekeeping.

2. The Authorized Persons are hereby authorized to sign any other documents, enter into any transactions and take any other actions on behalf of the Company as such Authorized Persons may deem necessary or appropriate in connection with the Note Modification Agreement or to carry out the intent of this authorization.

BE IT FURTHER RESOLVED that any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved, that this Resolution shall remain in full force and effect and First South Farm Credit, ACA may rely on this Resolution until written notice of the revocation hereto shall have been delivered to and received by First South Farm Credit, ACA. Any such notice shall not affect any of the Company's agreements or commitments in effect at the time notice is given.

WE FURTHER CERTIFY that the foregoing Resolution now stands of record on the books of the Company; and that the Resolution is in full force and effect and has not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, we have hereunto executed this Certificate of Authority on the 11th day of January, 2006.

William F. Weiger [signature] Dean Tyler [signature]

COPY

Steven K. Templin [signature]

WITNESSES:
Debra Guillory [signature]

Perry L. Moses [signature]

It is further understood and agreed that this Continuing Guaranty does not supersede, replace or cancel any existing guaranty agreement(s), and is supplemental and additional to any and all other guaranty agreements.

Notwithstanding any language herein to the contrary, it is agreed that Guarantor shall not be required to pay on the indebtedness of Debtor to Creditor more than the sum of 1) the Amount of Principal Indebtedness Guaranteed shown above; 2) all unpaid interest on the Amount of Principal Indebtedness Guaranteed which has accrued as of the date of filing suit against Guarantor on this Continuing Guaranty; 3) interest on the Amount of Principal Indebtedness Guaranteed at the rate of twelve (12%) percent per annum from the date of filing suit against Guarantor until paid; and 4) in the event this Continuing Guaranty is referred to an attorney at law for collection by suit, or otherwise, Guarantor will pay attorney fees in the amount of twenty (20%) percent additional on the amount of both principal and interest for which Guarantor is or may be liable as set forth hereinabove, until paid.

Guarantor agrees to maintain on file with Creditor, or any future holder of this Continuing Guaranty, a financial statement (including asset, liability, and income information) which is not more than one year old. Guarantor agrees that the failure to timely provide said financial statement shall constitute an act of default of debtor's obligations with the holder, which default, at the option of holder shall accelerate all installments, and allow holder to demand immediate payment in full.

It is agreed that should any debt, obligation, or liability covered by this guaranty mature, the total amount of the debt, obligation, or liability may be charged to the account(s) of each and every undersigned Guarantor(s) with Creditor. If the amount to the credit of each and/or all Guarantor's account(s) is not sufficient to pay the liability in full, whatever sum stands to the credit of the Guarantor(s) on the books of the Creditor, may be applied to its payment. Failure to apply such funds shall in no way affect this guaranty or release any of the parties hereto, nor shall the Creditor ever be held liable to any other party for failure or refusal to so apply said funds.

In the event this Continuing Guaranty is executed by more than one individual or entity, it is understood and agreed that each individual and/or entity shall be bound by, and obligated to the full extent of, all provisions hereof, and for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above as if each such guarantor (individual or entity)were the only individual or entity executing this Continuing Guaranty and each individual and/or entity shall be liable in solido for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above. It is further agreed that Creditor may exercise any or all of its rights hereunder without giving any notice to Guarantor.

THUS DONE, READ AND SIGNED in ALEXANDRIA, Louisiana on the 12TH day of JANUARY, 2006

PAYMENT GUARANTEED

Travis L. Taylor

Guarantor TRAVIS L. TAYLOR

Guarantor

Guarantor

Guarantor

CONTINUING GUARANTY

Debtor VANGUARD SYNFUELS, L.L.C.

Amount of Principal
Indebtedness Guaranteed $641,666.67

In consideration of FIRST SOUTH FARM CREDIT, ACA ("Creditor") making loans or advances or otherwise giving credit to the above named debtor ("Debtor"), as Creditor and Debtor may from time to time agree upon, the undersigned guarantor ("Guarantor"), whether one or more, does hereby guarantee to Creditor, its successors and assigns, and all future holder or holders of this Continuing Guaranty, which is hereby declared to be transferable, the prompt payment of all debts, obligations, and liabilities, whether direct, indirect, absolute, contingent, secured, or unsecured, (hereinafter collectively referred to some times as "Obligations") which Debtor may now or at any time, or times, hereafter owe, or be liable to pay to Creditor, and Guarantor agrees to pay the same promptly at maturity and at all times thereafter, without notice or demand. Should Debtor be or become insolvent, then Guarantor agrees to pay all Obligations forthwith whether then due or not due.

Creditor may sell, pledge, assign, discount, rediscount, surrender, compound, release, renew, extend, forebear, alter, exchange, or otherwise deal with and/or dispose of any and all property, securities, collateral, endorsements and guaranties now or hereafter held by said Creditor as security, indemnity, or otherwise, upon such terms and conditions as Creditor in its sole discretion may deem advisable, and Creditor may, from time to time, make such changes in, renewals and extensions of time, mode and terms of payment of said Obligations of Debtor, and of the time, mode and terms of payment of all or any endorsements and guaranties of said Obligations made by others, as Creditor in its sole discretion may deem advisable; all without in any way affecting, limiting, or prejudicing the Creditor's rights or the Guarantor's liability under this Continuing Guaranty. Creditor is hereby irrevocably authorized and empowered at any and all times to impute or apply, as it may see fit, any payment or payments which may be made by Debtor or by others on Debtor's Obligations.

This guaranty shall be a continuing guaranty, and shall remain in full force and effect until terminated by the Creditor's receipt of 30 days prior written notice of its termination; but such termination shall not affect or impair said Guarantor's liability hereunder as to any Obligations of the Debtor existing on the effective date of such termination, or as to any subsequent modifications, renewals, extensions or changes in the form or evidence of said existing Obligations, whether such Obligations are matured or not upon the effective date of termination. Such termination shall not affect Creditor's right to release, modify or otherwise change the security or collateral Creditor may hold, or to release or modify the liability of any of the undersigned signor(s) or of any other surety or guarantor of Debtor's Obligations it being agreed that Creditor may take such action in regard to such security or collateral or sureties or guarantors as Creditor in its sole discretion may deem advisable. It is further agreed that upon receipt of notice of termination, Creditor is under no obligation to take any steps to enforce or collect Debtor's Obligations and Creditor's failure to take any steps to enforce or collect Debtor's Obligations shall not affect Guarantor's liability herein for all Obligations of Debtor to Creditor as of the effective date of the termination or as to any renewals, extensions or modifications or changes in the form of evidence of those Obligations.

It is further agreed that the Guarantor's liability under this Continuing Guaranty shall not be affected or impaired by any failure of Creditor to realize for any reason, upon any property, securities, collateral, endorsements or guaranties, nor by any alteration of any contract express or implied, nor by any change in Debtor, by death, dissolution, withdrawal, or otherwise, but Guarantor agrees to pay in any event the entire ultimate balance of Debtor's Obligations (including principal, interest, attorney fees and costs of collection), now or hereafter due or owing by Debtor to Creditor. Creditor shall, at no time, and under no circumstances, be bound to resort to any collateral, securities, endorsements or guaranties now or hereafter held by Creditor as security, indemnity, or otherwise, the undersigned Guarantor being bound by this Continuing Guaranty to the same extent as and in solido with Debtor, and said Guarantor specifically waives the right and the benefits of demanding division and discussion.

Guarantor hereby waives any formal acceptance and waives notice of the acceptance of this Continuing Guaranty by Creditor, and Guarantor also waives notice of any loans, advances, discounts, or credits that may be made to Debtor, it being the intention of Guarantor that Creditor shall have the right to make loans, advances, and discounts, and to give credit to the Debtor on the faith hereof without notice to Guarantor.

Guarantor hereby also waives notice of all defaults by said Debtor or others, and of all things now existing, or hereafter occurring in any dealings between or among Creditor, Debtor and others.

The liability of Guarantor shall be in solido with Debtor, and as to each undersigned Guarantor, if there be more than one, each shall be and shall remain obligated to Creditor in the full amount set forth herein. Creditor may obtain other guaranties for Debtor in whole or in part, and may release the guarantors or any of them in whole or in part without affecting the liability of any Guarantor under this Continuing Guaranty. Each of the undersigned signors waives and renounces as to each other and any other guarantors and/or sureties of Debtor's Obligations, the right of demanding, and the benefits of, division and discussion.

This agreement, regardless where actually signed, shall be construed under and governed by the laws of the State of Louisiana.

It is further understood and agreed that this Continuing Guaranty does not supersede, replace or cancel any existing guaranty agreement(s), and is supplemental and additional to any and all other guaranty agreements.

Notwithstanding any language herein to the contrary, it is agreed that Guarantor shall not be required to pay on the indebtedness of Debtor to Creditor more than the sum of 1) the Amount of Principal Indebtedness Guaranteed shown above; 2) all unpaid interest on the Amount of Principal Indebtedness Guaranteed which has accrued as of the date of filing suit against Guarantor on this Continuing Guaranty; 3) interest on the Amount of Principal Indebtedness Guaranteed at the rate of twelve (12%) percent per annum from the date of filing suit against Guarantor until paid; and 4) in the event this Continuing Guaranty is referred to an attorney at law for collection by suit, or otherwise, Guarantor will pay attorney fees in the amount of twenty (20%) percent additional on the amount of both principal and interest for which Guarantor is or may be liable as set forth hereinabove, until paid.

Guarantor agrees to maintain on file with Creditor, or any future holder of this Continuing Guaranty, a financial statement (including asset, liability, and income information) which is not more than one year old. Guarantor agrees that the failure to timely provide said financial statement shall constitute an act of default of debtor's obligations with the holder, which default, at the option of holder shall accelerate all installments, and allow holder to demand immediate payment in full.

It is agreed that should any debt, obligation, or liability covered by this guaranty mature, the total amount of the debt, obligation, or liability may be charged to the account(s) of each and every undersigned Guarantor(s) with Creditor. If the amount to the credit of each and/or all Guarantor's account(s) is not sufficient to pay the liability in full, whatever sum stands to the credit of the Guarantor(s) on the books of the Creditor, may be applied to its payment. Failure to apply such funds shall in no way affect this guaranty or release any of the parties hereto, nor shall the Creditor ever be held liable to any other party for failure or refusal to so apply said funds.

In the event this Continuing Guaranty is executed by more than one individual or entity, it is understood and agreed that each individual and/or entity shall be bound by, and obligated to the full extent of, all provisions hereof, and for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above as if each such guarantor (individual or entity)were the only individual or entity executing this Continuing Guaranty and each individual and/or entity shall be liable in solido for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above. It is further agreed that Creditor may exercise any or all of its rights hereunder without giving any notice to Guarantor.

THUS DONE, READ AND SIGNED in ALEXANDRIA __________, Louisiana on the 12TH __________ day of JANUARY __________, 2006

PAYMENT GUARANTEED

Guarantor DARRELL J. DUBROC

____
Guarantor

____
Guarantor

____
Guarantor

CONTINUING GUARANTY

Debtor VANGUARD SYNFUELS, L.L.C.

Amount of Principal
Indebtedness Guaranteed $641,666.67

In consideration of FIRST SOUTH FARM CREDIT, ACA ("Creditor") making loans or advances or otherwise giving credit to the above named debtor ("Debtor"), as Creditor and Debtor may from time to time agree upon, the undersigned guarantor ("Guarantor"), whether one or more, does hereby guarantee to Creditor, its successors and assigns, and all future holder or holders of this Continuing Guaranty, which is hereby declared to be transferable, the prompt payment of all debts, obligations, and liabilities, whether direct, indirect, absolute, contingent, secured, or unsecured, (hereinafter collectively referred to as some times as "Obligations") which Debtor may now or at any time, or times, hereafter owe, or be liable to pay to Creditor, and Guarantor agrees to pay the same promptly at maturity and at all times thereafter, without notice or demand. Should Debtor be or become insolvent, then Guarantor agrees to pay all Obligations forthwith whether then due or not due.

Creditor may sell, pledge, assign, discount, rediscount, surrender, compound, release, renew, extend, forebear, alter, exchange, or otherwise deal with and/or dispose of any and all property, securities, collateral, endorsements and guaranties now or hereafter held by said Creditor as security, indemnity, or otherwise, upon such terms and conditions as Creditor in its sole discretion may deem advisable, and Creditor may, from time to time, make such changes in, renewals and extensions of time, mode and terms of payment of said Obligations of Debtor, and of the time, mode and terms of payment of all or any endorsements and guaranties of said Obligations made by others, as Creditor in its sole discretion may deem advisable; all without in any way affecting, limiting, or prejudicing the Creditor's rights or the Guarantor's liability under this Continuing Guaranty. Creditor is hereby irrevocably authorized and empowered at any and all times to impute or apply, as it may see fit, any payment or payments which may be made by Debtor or by others on Debtor's Obligations.

This guaranty shall be a continuing guaranty, and shall remain in full force and effect until terminated by the Creditor's receipt of 30 days prior written notice of its termination; but such termination shall not affect or impair said Guarantor's liability hereunder as to any Obligations of the Debtor existing on the effective date of such termination, or as to any subsequent modifications, renewals, extensions or changes in the form or evidence of said existing Obligations, whether such Obligations are matured or not upon the effective date of termination. Such termination shall not affect Creditor's right to release, modify or otherwise change the security or collateral Creditor may hold, or to release or modify the liability of any of the undersigned signor(s) or of any other surety or guarantor of Debtor's Obligations it being agreed that Creditor may take such action in regard to such security or collateral or sureties or guarantors as Creditor in its sole discretion may deem advisable. It is further agreed that upon receipt of notice of termination, Creditor is under no obligation to take any steps to enforce or collect Debtor's Obligations and Creditor's failure to take any steps to enforce or collect Debtor's Obligations shall not affect Guarantor's liability herein for all Obligations of Debtor to Creditor as of the effective date of the termination or as to any renewals, extensions or modifications or changes in the form of evidence of those Obligations.

It is further agreed that the Guarantor's liability under this Continuing Guaranty shall not be affected or impaired by any failure of Creditor to realize for any reason, upon any property, securities, collateral, endorsements or guaranties, nor by any alteration of any contract express or implied, nor by any change in Debtor, by death, dissolution, withdrawal, or otherwise, but Guarantor agrees to pay in any event the entire ultimate balance of Debtor's Obligations (including principal, interest, attorney fees and costs of collection), now or hereafter due or owing by Debtor to Creditor. Creditor shall, at no time, and under no circumstances, be bound to resort to any collateral, securities, endorsements or guaranties now or hereafter held by Creditor as security, indemnity, or otherwise, the undersigned Guarantor being bound by this Continuing Guaranty to the same extent as and in solido with Debtor, and said Guarantor specifically waives the right and the benefits of demanding division and discussion.

Guarantor hereby waives any formal acceptance and waives notice of the acceptance of this Continuing Guaranty by Creditor, and Guarantor also waives notice of any loans, advances, discounts, or credits that may be made to Debtor, it being the intention of Guarantor that Creditor shall have the right to make loans, advances, and discounts, and to give credit to the Debtor on the faith hereof without notice to Guarantor.

Guarantor hereby also waives notice of all defaults by said Debtor or others, and of all things now existing, or hereafter occurring in any dealings between or among Creditor, Debtor and others.

The liability of Guarantor shall be in solido with Debtor, and as to each undersigned Guarantor, if there be more than one, each shall be and shall remain obligated to Creditor in the full amount set forth herein. Creditor may obtain other guaranties for Debtor in whole or in part, and may release the guarantors or any of them in whole or in part without affecting the liability of any Guarantor under this Continuing Guaranty. Each of the undersigned signors waives and renounces as to each other and any other guarantors and/or sureties of Debtor's Obligations, the right of demanding, and the benefits of, division and discussion.

This agreement, regardless where actually signed, shall be construed under and governed by the laws of the State of Louisiana.

It is further understood and agreed that this Continuing Guaranty does not supersede, replace or cancel any existing guaranty agreement(s), and is supplemental and additional to any and all other guaranty agreements.

Notwithstanding any language herein to the contrary, it is agreed that Guarantor shall not be required to pay on the indebtedness of Debtor to Creditor more than the sum of 1) the Amount of Principal Indebtedness Guaranteed shown above; 2) all unpaid interest on the Amount of Principal Indebtedness Guaranteed which has accrued as of the date of filing suit against Guarantor on this Continuing Guaranty; 3) interest on the Amount of Principal Indebtedness Guaranteed at the rate of twelve (12%) percent per annum from the date of filing suit against Guarantor until paid; and 4) in the event this Continuing Guaranty is referred to an attorney at law for collection by suit, or otherwise, Guarantor will pay attorney fees in the amount of twenty (20%) percent additional on the amount of both principal and interest for which Guarantor is or may be liable as set forth hereinabove, until paid.

Guarantor agrees to maintain on file with Creditor, or any future holder of this Continuing Guaranty, a financial statement (including asset, liability, and income information) which is not more than one year old. Guarantor agrees that the failure to timely provide said financial statement shall constitute an act of default of debtor's obligations with the holder, which default, at the option of holder shall accelerate all installments, and allow holder to demand immediate payment in full.

It is agreed that should any debt, obligation, or liability covered by this guaranty mature, the total amount of the debt, obligation, or liability may be charged to the account(s) of each and every undersigned Guarantor(s) with Creditor. If the amount to the credit of each and/or all Guarantor's account(s) is not sufficient to pay the liability in full, whatever sum stands to the credit of the Guarantor(s) on the books of the Creditor, may be applied to its payment. Failure to apply such funds shall in no way affect this guaranty or release any of the parties hereto, nor shall the Creditor ever be held liable to any other party for failure or refusal to so apply said funds.

In the event this Continuing Guaranty is executed by more than one individual or entity, it is understood and agreed that each individual and/or entity shall be bound by, and obligated to the full extent of, all provisions hereof, and for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above as if each such guarantor (individual or entity)were the only individual or entity executing this Continuing Guaranty and each individual and/or entity shall be liable in solido for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above. It is further agreed that Creditor may exercise any or all of its rights hereunder without giving any notice to Guarantor.

THUS DONE, READ AND SIGNED in ALEXANDRIA, Louisiana on the 12TH day of JANUARY, 2006

PAYMENT GUARANTEED

William F. Wieger

Guarantor WILLIAM F. WIEGER

Guarantor

Guarantor

Guarantor

CONTINUING GUARANTY

Debtor VANGUARD SYNFUELS, L.L.C.

Amount of Principal
Indebtedness Guaranteed $641,666.67

In consideration of FIRST SOUTH FARM CREDIT, ACA ("Creditor") making loans or advances or otherwise giving credit to the above named debtor ("Debtor"), as Creditor and Debtor may from time to time agree upon, the undersigned guarantor ("Guarantor"), whether one or more, does hereby guarantee to Creditor, its successors and assigns, and all future holder or holders of this Continuing Guaranty, which is hereby declared to be transferable, the prompt payment of all debts, obligations, and liabilities, whether direct, indirect, absolute, contingent, secured, or unsecured, (hereinafter collectively referred to some times as "Obligations") which Debtor may now or at any time, or times, hereafter owe, or be liable to pay to Creditor, and Guarantor agrees to pay the same promptly at maturity and at all times thereafter, without notice or demand. Should Debtor be or become insolvent, then Guarantor agrees to pay all Obligations forthwith whether then due or not due.

Creditor may sell, pledge, assign, discount, rediscount, surrender, compound, release, renew, extend, forebear, alter, exchange, or otherwise deal with and/or dispose of any and all property, securities, collateral, endorsements and guaranties now or hereafter held by said Creditor as security, indemnity, or otherwise, upon such terms and conditions as Creditor in its sole discretion may deem advisable, and Creditor may, from time to time, make such changes in, renewals and extensions of time, mode and terms of payment of said Obligations of Debtor, and of the time, mode and terms of payment of all or any endorsements and guaranties of said Obligations made by others, as Creditor in its sole discretion may deem advisable; all without in any way affecting, limiting, or prejudicing the Creditor's rights or the Guarantor's liability under this Continuing Guaranty. Creditor is hereby irrevocably authorized and empowered at any and all times to impute or apply, as it may see fit, any payment or payments which may be made by Debtor or by others on Debtor's Obligations.

This guaranty shall be a continuing guaranty, and shall remain in full force and effect until terminated by the Creditor's receipt of 30 days prior written notice of its termination; but such termination shall not affect or impair said Guarantor's liability hereunder as to any Obligations of the Debtor existing on the effective date of such termination, or as to any subsequent modifications, renewals, extensions or changes in the form or evidence of said existing Obligations, whether such Obligations are matured or not upon the effective date of termination. Such termination shall not affect Creditor's right to release, modify or otherwise change the security or collateral Creditor may hold, or to release or modify the liability of any of the undersigned signor(s) or of any other surety or guarantor of Debtor's Obligations it being agreed that Creditor may take such action in regard to such security or collateral or sureties or guarantors as Creditor in its sole discretion may deem advisable. It is further agreed that upon receipt of notice of termination, Creditor is under no obligation to take any steps to enforce or collect Debtor's Obligations and Creditor's failure to take any steps to enforce or collect Debtor's Obligations shall not affect Guarantor's liability herein for all Obligations of Debtor to Creditor as of the effective date of the termination or as to any renewals, extensions or modifications or changes in the form of evidence of those Obligations.

It is further agreed that the Guarantor's liability under this Continuing Guaranty shall not be affected or impaired by any failure of Creditor to realize for any reason, upon any property, securities, collateral, endorsements or guaranties, nor by any alteration of any contract express or implied, nor by any change in Debtor, by death, dissolution, withdrawal, or otherwise, but Guarantor agrees to pay in any event the entire ultimate balance of Debtor's Obligations (including principal, interest, attorney fees and costs of collection), now or hereafter due or owing by Debtor to Creditor. Creditor shall, at no time, and under no circumstances, be bound to resort to any collateral, securities, endorsements or guaranties now or hereafter held by Creditor as security, indemnity, or otherwise, the undersigned Guarantor being bound by this Continuing Guaranty to the same extent as and in solido with Debtor, and said Guarantor specifically waives the right and the benefits of demanding division and discussion.

Guarantor hereby waives any formal acceptance and waives notice of the acceptance of this Continuing Guaranty by Creditor, and Guarantor also waives notice of any loans, advances, discounts, or credits that may be made to Debtor, it being the intention of Guarantor that Creditor shall have the right to make loans, advances, and discounts, and to give credit to the Debtor on the faith hereof without notice to Guarantor.

Guarantor hereby also waives notice of all defaults by said Debtor or others and of all things now existing, or hereafter occurring in any dealings between or among Creditor, Debtor and others.

The liability of Guarantor shall be in solido with Debtor, and as to each undersigned Guarantor, if there be more than one, each shall be and shall remain obligated to Creditor in the full amount set forth herein. Creditor may obtain other guaranties for Debtor in whole or in part, and may release the guarantors or any of them in whole or in part without affecting the liability of any Guarantor under this Continuing Guaranty. Each of the undersigned signors waives and renounces as to each other and any other guarantors and/or sureties of Debtor's Obligations, the right of demanding, and the benefits of, division and discussion.

This agreement, regardless where actually signed, shall be construed under and governed by the laws of the State of Louisiana.

It is further understood and agreed that this Continuing Guaranty does not supersede, replace or cancel any existing guaranty agreement(s), and is supplemental and additional to any and all other guaranty agreements.

Notwithstanding any language herein to the contrary, it is agreed that Guarantor shall not be required to pay on the indebtedness of Debtor to Creditor more than the sum of 1) the Amount of Principal Indebtedness Guaranteed shown above; 2) all unpaid interest on the Amount of Principal Indebtedness Guaranteed which has accrued as of the date of filing suit against Guarantor on this Continuing Guaranty; 3) interest on the Amount of Principal Indebtedness Guaranteed at the rate of twelve (12%) percent per annum from the date of filing suit against Guarantor until paid; and 4) in the event this Continuing Guaranty is referred to an attorney at law for collection by suit, or otherwise, Guarantor will pay attorney fees in the amount of twenty (20%) percent additional on the amount of both principal and interest for which Guarantor is or may be liable as set forth hereinabove, until paid.

Guarantor agrees to maintain on file with Creditor, or any future holder of this Continuing Guaranty, a financial statement (including asset, liability, and income information) which is not more than one year old. Guarantor agrees that the failure to timely provide said financial statement shall constitute an act of default of debtor's obligations with the holder, which default, at the option of holder shall accelerate all installments, and allow holder to demand immediate payment in full.

It is agreed that should any debt, obligation, or liability covered by this guaranty mature, the total amount of the debt, obligation, or liability may be charged to the account(s) of each and every undersigned Guarantor(s) with Creditor. If the amount to the credit of each and/or all Guarantor's account(s) is not sufficient to pay the liability in full, whatever sum stands to the credit of the Guarantor(s) on the books of the Creditor, may be applied to its payment. Failure to apply such funds shall in no way affect this guaranty or release any of the parties hereto, nor shall the Creditor ever be held liable to any other party for failure or refusal to so apply said funds.

In the event this Continuing Guaranty is executed by more than one individual or entity, it is understood and agreed that each individual and/or entity shall be bound by, and obligated to the full extent of, all provisions hereof, and for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above as if each such guarantor (individual or entity)were the only individual or entity executing this Continuing Guaranty and each individual and/or entity shall be liable in solido for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above. It is further agreed that Creditor may exercise any or all of its rights hereunder without giving any notice to Guarantor.

THUS DONE, READ AND SIGNED in ALEXANDRIA, Louisiana on the 12TH day of JANUARY, 2006

PAYMENT GUARANTEED

Guarantor JIMMY V. CARTER

Guarantor

Guarantor

Guarantor

CONTINUING GUARANTY

Debtor VANGUARD SYNFUELS, L.L.C.

Amount of Principal
Indebtedness Guaranteed $641,666.67

In consideration of FIRST SOUTH FARM CREDIT, ACA ("Creditor") making loans or advances or otherwise giving credit to the above named debtor ("Debtor"), as Creditor and Debtor may from time to time agree upon, the undersigned guarantor ("Guarantor"), whether one or more, does hereby guarantee to Creditor, its successors and assigns, and all future holder or holders of this Continuing Guaranty, which is hereby declared to be transferable, the prompt payment of all debts, obligations, and liabilities, whether direct, indirect, absolute, contingent, secured, or unsecured, (hereinafter collectively referred to some times as "Obligations") which Debtor may now or at any time, or times, hereafter owe, or be liable to pay to Creditor, and Guarantor agrees to pay the same promptly at maturity and at all times thereafter, without notice or demand. Should Debtor be or become insolvent, then Guarantor agrees to pay all Obligations forthwith whether then due or not due.

Creditor may sell, pledge, assign, discount, rediscount, surrender, compound, release, renew, extend, forebear, alter, exchange, or otherwise deal with and/or dispose of any and all property, securities, collateral, endorsements and guaranties now or hereafter held by said Creditor as security, indemnity, or otherwise, upon such terms and conditions as Creditor in its sole discretion may deem advisable, and Creditor may, from time to time, make such changes in, renewals and extensions of time, mode and terms of payment of said Obligations of Debtor, and of the time, mode and terms of payment of all or any endorsements and guaranties of said Obligations made by others, as Creditor in its sole discretion may deem advisable; all without in any way affecting, limiting, or prejudicing the Creditor's rights or the Guarantor's liability under this Continuing Guaranty. Creditor is hereby irrevocably authorized and empowered at any and all times to impute or apply, as it may see fit, any payment or payments which may be made by Debtor or by others on Debtor's Obligations.

This guaranty shall be a continuing guaranty, and shall remain in full force and effect until terminated by the Creditor's receipt of 30 days prior written notice of its termination; but such termination shall not affect or impair said Guarantor's liability hereunder as to any Obligations of the Debtor existing on the effective date of such termination, or as to any subsequent modifications, renewals, extensions or changes in the form or evidence of said existing Obligations, whether such Obligations are matured or not upon the effective date of termination. Such termination shall not affect Creditor's right to release, modify or otherwise change the security or collateral Creditor may hold, or to release or modify the liability of any of the undersigned signor(s) or of any other surety or guarantor of Debtor's Obligations it being agreed that Creditor may take such action in regard to such security or collateral or sureties or guarantors as Creditor in its sole discretion may deem advisable. It is further agreed that upon receipt of notice of termination, Creditor is under no obligation to take any steps to enforce or collect Debtor's Obligations and Creditor's failure to take any steps to enforce or collect Debtor's Obligations shall not affect Guarantor's liability herein for all Obligations of Debtor to Creditor as of the effective date of the termination or as to any renewals, extensions or modifications or changes in the form of evidence of those Obligations.

It is further agreed that the Guarantor's liability under this Continuing Guaranty shall not be affected or impaired by any failure of Creditor to realize for any reason, upon any property, securities, collateral, endorsements or guaranties, nor by any alteration of any contract express or implied, nor by any change in Debtor, by death, dissolution, withdrawal, or otherwise, but Guarantor agrees to pay in any event the entire ultimate balance of Debtor's Obligations (including principal, interest, attorney fees and costs of collection), now or hereafter due or owing by Debtor to Creditor. Creditor shall, at no time, and under no circumstances, be bound to resort to any collateral, securities, endorsements or guaranties now or hereafter held by Creditor as security, indemnity, or otherwise, the undersigned Guarantor being bound by this Continuing Guaranty to the same extent as and in solido with Debtor, and said Guarantor specifically waives the right and the benefits of demanding division and discussion.

Guarantor hereby waives any formal acceptance and waives notice of the acceptance of this Continuing Guaranty by Creditor, and Guarantor also waives notice of any loans, advances, discounts, or credits that may be made to Debtor, it being the intention of Guarantor that Creditor shall have the right to make loans, advances, and discounts, and to give credit to the Debtor on the faith hereof without notice to Guarantor.

Guarantor hereby also waives notice of all defaults by said Debtor or others, and of all things now existing, or hereafter occurring in any dealings between or among Creditor, Debtor and others.

The liability of Guarantor shall be in solido with Debtor, and as to each undersigned Guarantor, if there be more than one, each shall be and shall remain obligated to Creditor in the full amount set forth herein. Creditor may obtain other guaranties for Debtor in whole or in part, and may release the guarantors or any of them in whole or in part without affecting the liability of any Guarantor under this Continuing Guaranty. Each of the undersigned signors waives and renounces as to each other and any other guarantors and/or sureties of Debtor's Obligations, the right of demanding, and the benefits of, division and discussion.

This agreement, regardless where actually signed, shall be construed under and governed by the laws of the State of Louisiana.

It is further understood and agreed that this Continuing Guaranty does not supersede, replace or cancel any existing guaranty agreement(s), and is supplemental and additional to any and all other guaranty agreements.

Notwithstanding any language herein to the contrary, it is agreed that Guarantor shall not be required to pay on the indebtedness of Debtor to Creditor more than the sum of 1) the Amount of Principal Indebtedness Guaranteed shown above; 2) all unpaid interest on the Amount of Principal Indebtedness Guaranteed which has accrued as of the date of filing suit against Guarantor on this Continuing Guaranty; 3) interest on the Amount of Principal Indebtedness Guaranteed at the rate of twelve (12%) percent per annum from the date of filing suit against Guarantor until paid; and 4) in the event this Continuing Guaranty is referred to an attorney at law for collection by suit, or otherwise, Guarantor will pay attorney fees in the amount of twenty (20%) percent additional on the amount of both principal and interest for which Guarantor is or may be liable as set forth hereinabove, until paid.

Guarantor agrees to maintain on file with Creditor, or any future holder of this Continuing Guaranty, a financial statement (including asset, liability, and income information) which is not more than one year old. Guarantor agrees that the failure to timely provide said financial statement shall constitute an act of default of debtor's obligations with the holder, which default, at the option of holder shall accelerate all installments, and allow holder to demand immediate payment in full.

It is agreed that should any debt, obligation, or liability covered by this guaranty mature, the total amount of the debt, obligation, or liability may be charged to the account(s) of each and every undersigned Guarantor(s) with Creditor. If the amount to the credit of each and/or all Guarantor's account(s) is not sufficient to pay the liability in full, whatever sum stands to the credit of the Guarantor(s) on the books of the Creditor, may be applied to its payment. Failure to apply such funds shall in no way affect this guaranty or release any of the parties hereto, nor shall the Creditor ever be held liable to any other party for failure or refusal to so apply said funds.

In the event this Continuing Guaranty is executed by more than one individual or entity, it is understood and agreed that each individual and/or entity shall be bound by, and obligated to the full extent of, all provisions hereof, and for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above as if each such guarantor (individual or entity)were the only individual or entity executing this Continuing Guaranty and each individual and/or entity shall be liable in solido for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above. It is further agreed that Creditor may exercise any or all of its rights hereunder without giving any notice to Guarantor.

THUS DONE, READ AND SIGNED in ALEXANDRIA ________, Louisiana on the 12TH ________ day of JANUARY ________, 2006

PAYMENT GUARANTEED

Guarantor STEVEN K. TEMPLIN

Guarantor

Guarantor

Guarantor

CONTINUING GUARANTY

Debtor VANGUARD SYNFUELS, L.L.C.

Amount of Principal
Indebtedness Guaranteed $641,666.67

In consideration of FIRST SOUTH FARM CREDIT, ACA ("Creditor") making loans or advances or otherwise giving credit to the above named debtor ("Debtor"), as Creditor and Debtor may from time to time agree upon, the undersigned guarantor ("Guarantor"), whether one or more, does hereby guarantee to Creditor, its successors and assigns, and all future holder or holders of this Continuing Guaranty, which is hereby declared to be transferable, the prompt payment of all debts, obligations, and liabilities, whether direct, indirect, absolute, contingent, secured, or unsecured, (hereinafter collectively referred to some times as "Obligations") which Debtor may now or at any time, or times, hereafter owe, or be liable to pay to Creditor, and Guarantor agrees to pay the same promptly at maturity and at all times thereafter, without notice or demand. Should Debtor be or become insolvent, then Guarantor agrees to pay all Obligations forthwith whether then due or not due.

Creditor may sell, pledge, assign, discount, rediscount, surrender, compound, release, renew, extend, forebear, alter, exchange, or otherwise deal with and/or dispose of any and all property, securities, collateral, endorsements and guaranties now or hereafter held by said Creditor as security, indemnity, or otherwise, upon such terms and conditions as Creditor in its sole discretion may deem advisable, and Creditor may, from time to time, make such changes in, renewals and extensions of time, mode and terms of payment of said Obligations of Debtor, and of the time, mode and terms of payment of all or any endorsements and guaranties of said Obligations made by others, as Creditor in its sole discretion may deem advisable; all without in any way affecting, limiting, or prejudicing the Creditor's rights or the Guarantor's liability under this Continuing Guaranty. Creditor is hereby irrevocably authorized and empowered at any and all times to impute or apply, as it may see fit, any payment or payments which may be made by Debtor or by others on Debtor's Obligations.

This guaranty shall be a continuing guaranty, and shall remain in full force and effect until terminated by the Creditor's receipt of 30 days prior written notice of its termination; but such termination shall not affect or impair said Guarantor's liability hereunder as to any Obligations of the Debtor existing on the effective date of such termination, or as to any subsequent modifications, renewals, extensions or changes in the form or evidence of said existing Obligations, whether such Obligations are matured or not upon the effective date of termination. Such termination shall not affect Creditor's right to release, modify or otherwise change the security or collateral Creditor may hold, or to release or modify the liability of any of the undersigned signor(s) or of any other surety or guarantor of Debtor's Obligations it being agreed that Creditor may take such action in regard to such security or collateral or sureties or guarantors as Creditor in its sole discretion may deem advisable. It is further agreed that upon receipt of notice of termination, Creditor is under no obligation to take any steps to enforce or collect Debtor's Obligations and Creditor's failure to take any steps to enforce or collect Debtor's Obligations shall not affect Guarantor's liability herein for all Obligations of Debtor to Creditor as of the effective date of the termination or as to any renewals, extensions or modifications or changes in the form of evidence of those Obligations.

It is further agreed that the Guarantor's liability under this Continuing Guaranty shall not be affected or impaired by any failure of Creditor to realize for any reason, upon any property, securities, collateral, endorsements or guaranties, nor by any alteration of any contract express or implied, nor by any change in Debtor, by death, dissolution, withdrawal, or otherwise, but Guarantor agrees to pay in any event the entire ultimate balance of Debtor's Obligations (including principal, interest, attorney fees and costs of collection), now or hereafter due or owing by Debtor to Creditor. Creditor shall, at no time, and under no circumstances, be bound to resort to any collateral, securities, endorsements or guaranties now or hereafter held by Creditor as security, indemnity, or otherwise, the undersigned Guarantor being bound by this Continuing Guaranty to the same extent as and in solido with Debtor, and said Guarantor specifically waives the right and the benefits of demanding division and discussion.

Guarantor hereby waives any formal acceptance and waives notice of the acceptance of this Continuing Guaranty by Creditor, and Guarantor also waives notice of any loans, advances, discounts, or credits that may be made to Debtor, it being the intention of Guarantor that Creditor shall have the right to make loans, advances, and discounts, and to give credit to the Debtor on the faith hereof without notice to Guarantor.

Guarantor hereby also waives notice of all defaults by said Debtor or others, and of all things now existing, or hereafter occurring in any dealings between or among Creditor, Debtor and others.

The liability of Guarantor shall be in solido with Debtor, and as to each undersigned Guarantor, if there be more than one, each shall be and shall remain obligated to Creditor in the full amount set forth herein. Creditor may obtain other guaranties for Debtor in whole or in part, and may release the guarantors or any of them in whole or in part without affecting the liability of any Guarantor under this Continuing Guaranty. Each of the undersigned signors waives and renounces as to each other and any other guarantors and/or sureties of Debtor's Obligations, the right of demanding, and the benefits of, division and discussion.

This agreement, regardless where actually signed, shall be construed under and governed by the laws of the State of Louisiana.

It is further understood and agreed that this Continuing Guaranty does not supersede, replace or cancel any existing guaranty agreement(s), and is supplemental and additional to any and all other guaranty agreements.

Notwithstanding any language herein to the contrary, it is agreed that Guarantor shall not be required to pay on the indebtedness of Debtor to Creditor more than the sum of 1) the Amount of Principal Indebtedness Guaranteed shown above; 2) all unpaid interest on the Amount of Principal Indebtedness Guaranteed which has accrued as of the date of filing suit against Guarantor on this Continuing Guaranty; 3) interest on the Amount of Principal Indebtedness Guaranteed at the rate of twelve (12%) percent per annum from the date of filing suit against Guarantor until paid; and 4) in the event this Continuing Guaranty is referred to an attorney at law for collection by suit, or otherwise, Guarantor will pay attorney fees in the amount of twenty (20%) percent additional on the amount of both principal and interest for which Guarantor is or may be liable as set forth hereinabove, until paid.

Guarantor agrees to maintain on file with Creditor, or any future holder of this Continuing Guaranty, a financial statement (including asset, liability, and income information) which is not more than one year old. Guarantor agrees that the failure to timely provide said financial statement shall constitute an act of default of debtor's obligations with the holder, which default, at the option of holder shall accelerate all installments, and allow holder to demand immediate payment in full.

It is agreed that should any debt, obligation, or liability covered by this guaranty mature, the total amount of the debt, obligation, or liability may be charged to the account(s) of each and every undersigned Guarantor(s) with Creditor. If the amount to the credit of each and/or all Guarantor's account(s) is not sufficient to pay the liability in full, whatever sum stands to the credit of the Guarantor(s) on the books of the Creditor, may be applied to its payment. Failure to apply such funds shall in no way affect this guaranty or release any of the parties hereto, nor shall the Creditor ever be held liable to any other party for failure or refusal to so apply said funds.

In the event this Continuing Guaranty is executed by more than one individual or entity, it is understood and agreed that each individual and/or entity shall be bound by, and obligated to the full extent of, all provisions hereof, and for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above as if each such guarantor (individual or entity)were the only individual or entity executing this Continuing Guaranty and each individual and/or entity shall be liable in solido for payment in full of the entirety of the amounts of principal, interest and attorney fees stated above. It is further agreed that Creditor may exercise any or all of its rights hereunder without giving any notice to Guarantor.

THUS DONE, READ AND SIGNED in ALEXANDRIA, Louisiana on the 12TH day of JANUARY, 2006

PAYMENT GUARANTEED

A. Dean Tyler

Guarantor A. DEAN TYLER

Guarantor

Guarantor

Guarantor